                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

===============================================================================

              M.D.C. HOLDINGS, INC. AND THE GUARANTORS PARTY HERETO

                   $500,000,000 AGGREGATE PRINCIPAL AMOUNT OF
                            MEDIUM TERM SENIOR NOTES
              DUE NINE MONTHS OR MORE FROM THE ORIGINAL ISSUE DATE
                                       AND
                         MEDIUM TERM SUBORDINATED NOTES
              DUE NINE MONTHS OR MORE FROM THE ORIGINAL ISSUE DATE

                             ----------------------

                             SUPPLEMENTAL INDENTURE

                           DATED AS OF OCTOBER 6, 2004

                             ----------------------

                         U.S. BANK NATIONAL ASSOCIATION,
                                     TRUSTEE

===============================================================================

                                TABLE OF CONTENTS

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                                   ARTICLE ONE

                    Scope of Supplemental Indenture; General

                                   ARTICLE TWO

                               Certain Definitions

Section 2.01A.  Definitions Applicable to the Indentures...............................    2
Section 2.01B.  Definitions Applicable to the Senior Indenture.........................    4
Section 2.01C.  Definitions Applicable to the Subordinated Indenture...................    8

                                  ARTICLE THREE

                                   Redemption

Section 3.01.   Right of Redemption....................................................    9

                                  ARTICLE FOUR

                                    Covenants

Section 4.01.   Restrictions on Secured Debt...........................................   10
Section 4.02.   Limitations on Sale and Leaseback Transactions.........................   11
Section 4.03.   Additional Guarantees..................................................   11
Section 4.04.   SEC Reports............................................................   11

                                  ARTICLE FIVE

                              Successor Corporation

Section 5.01A.  Consolidation, Merger and Sale of Assets...............................   12
Section 5.01B.  Consolidation, Merger and Sale of Assets...............................   12

                                   ARTICLE SIX

                                   Guarantees

Section 6.01.   Unconditional Guarantee of the Senior Notes............................   13
Section 6.02.   Fraudulent Conveyance Limitation.......................................   14
Section 6.03.   Waiver ................................................................   14
Section 6.04.   Subordinated Indebtedness..............................................   15
Section 6.05.   Execution of Guarantee.................................................   16
Section 6.06.   Additional Guarantees and Release of Guarantees........................   16
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                                      -i-

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                                  ARTICLE SEVEN

                                  Miscellaneous

Section 7.01.   Confirmation of the Indentures.........................................   17
Section 7.02.   Concerning the Trustee.................................................   17
Section 7.03.   Governing Law..........................................................   17
Section 7.04.   Separability...........................................................   17
Section 7.05.   Counterparts...........................................................   18
Section 7.06.   No Adverse Interpretation of Other Agreements..........................   18
Section 7.07.   No Recourse Against Others.............................................   18
Section 7.08.   Successors and Assigns.................................................   18
Section 7.09.   Duplicate Originals....................................................   18
Section 7.10.   Severability...........................................................   18
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                                      -ii-

            SUPPLEMENTAL INDENTURE dated as of October 6, 2004 ("Supplemental Indenture"), to the Senior Debt Securities Indenture dated as of December 3, 2002 (as amended, modified or supplemented from time to time in accordance therewith, the "Senior Indenture"), by and among M.D.C. HOLDINGS, INC., a Delaware corporation (the "Company"), the Guarantors (as defined herein) and U.S. Bank National Association, as trustee (the "Trustee"), and to the Senior Subordinated Debt Securities Indenture dated as of October 6, 2004 (as amended, modified or supplemented from time to time in accordance therewith, the "Subordinated Indenture" and together with the Senior Indenture, the "Indentures"), by and between the Company and the Trustee.

            Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of Senior Notes (as defined herein) and holders of Subordinated Notes (as defined herein):

            WHEREAS, the Company and the Trustee have executed the Senior Indenture to provide for the issuance from time to time of senior debt securities and the Subordinated Indenture to provide for the issuance from time to time of subordinated debt securities (the "Securities") to be issued in one or more series as the applicable Indenture provided;

            WHEREAS, the Company and the Guarantors desire and have requested the Trustee to join them in the execution and delivery of this Supplemental Indenture in order to provide for the issuance by the Company of one series of Securities designated as its "Medium Term Senior Notes due Nine Months or More from the Original Issue Date" (the "Senior Notes"), substantially in the form attached hereto as Exhibits A-1 and A-2, in each case guaranteed by the Guarantors, and establish and commence the operation of a program to sell such Senior Notes (the "MTN Senior Notes Program"), on the terms set forth herein;

            WHEREAS, the Company desires and has requested the Trustee to join it in the execution and delivery of this Supplemental Indenture in order to provide for the issuance by the Company of one series of Securities designated as its "Medium Term Subordinated Notes due Nine Months or More from the Original Issue Date" (the "Subordinated Notes" and together with the Senior Notes, the "Notes"), substantially in the form attached hereto as Exhibits B-1 and B-2, and establish and commence the operation of a program to sell such Subordinated Notes (the "MTN Subordinated Notes Program" and collectively, the "MTN Program"), on the terms set forth herein;

            WHEREAS, Section 2.01 of the Indentures provides that a supplemental indenture may be entered into for such purpose provided certain conditions are met;

            WHEREAS, the conditions set forth in the Indentures for the execution and delivery of this Supplemental Indenture have been complied with;

            WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company, the Guarantors and the Trustee in respect of the Senior Notes, in accordance with its terms, and a valid amendment of, and supplement to, the Senior Indenture have been done; and

            WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company and the Trustee in respect of the Subordinated Notes, in accordance with its terms, and a valid amendment of and supplement to, the Subordinated Indenture have been done;

            NOW, THEREFORE:

            In consideration of the premises and the purchase and acceptance of
(x) the Senior Notes by the holders thereof, the Company and the Guarantors mutually covenant and agree with the Trustee, for the equal and ratable benefit of the Holders of the Senior Notes, that the Senior Indenture is supplemented and amended, to the extent expressed herein, and (y) the Subordinated Notes by the holders thereof, the Company covenants and agrees with the Trustee, for the equal and ratable benefit of the Holders of the Subordinated Notes, that the Subordinated Indenture is supplemented and amended, to the extent expressed herein, as follows:

                                  ARTICLE ONE

                    SCOPE OF SUPPLEMENTAL INDENTURE; GENERAL

            The changes, modifications and supplements to each of the Indentures effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Notes, which shall be limited to $500,000,000 in aggregate principal amount, and shall not apply to any other Securities that may be issued under either of the Indentures unless a supplemental indenture with respect to such other Securities specifically incorporates such changes, modifications and supplements. Pursuant to this Supplemental Indenture, there is hereby created and designated a series of Securities under the Senior Indenture entitled "Medium Term Senior Notes due Nine Months or More from the Original Issue Date" and a series of Securities under the Subordinated Indenture entitled "Medium Term Subordinated Notes due Nine Months or More from the Original Issue Date." The Senior Notes shall be in the form of Exhibits A-1 or A-2 hereto, as applicable, and the Subordinated Notes shall be in the form of Exhibits B-1 or B-2 hereto, as applicable. The Senior Notes shall be guaranteed by the Guarantors as provided in such forms and the Senior Indenture. If required, the Notes may bear an appropriate legend regarding original issue discount for federal income tax purposes and any other legend required by applicable law or the rules of any exchange on which the Notes may be listed.

                                  ARTICLE TWO

                               CERTAIN DEFINITIONS

            Section 2.01A. Definitions Applicable to the Indentures. The following terms have the meanings set forth below in this Supplemental Indenture. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the applicable Indenture. To the extent terms defined herein differ from the applicable Indenture the terms defined herein will govern.

            "Business Day" means any day other than a Legal Holiday.

            "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of or in a Person's capital stock or other equity interests, and options, rights or warrants to purchase such capital stock or other equity interests, whether now outstanding or issued after the Original Issue Date, including, without limitation, all Preferred Stock of such Person if such Person is a corporation or membership interests if such Person is a limited liability company and each general and limited partnership interest of such Person if such Person is a partnership.

            "Capitalized Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such obligations will be the capitalized amount thereof determined in accordance with GAAP.

            "cash" means U.S. Legal Tender.

            "Custodian" means any receiver, trustee, assignee, liquidator, custodian, sequestrator or similar official under any Bankruptcy Law.

            "Distribution Agreement" means the certain distribution agreement dated as of October 6, 2004 by and among the Company, the Guarantors and the agents named therein.

            "Exchange Act" means the Securities Act of 1934, as amended.

            "Indebtedness" means (a) any liability of any Person (i) for borrowed money, or (ii) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind (other than a trade payable or a current liability arising in the ordinary course of business), or (iii) for the payment of money relating to a Capitalized Lease Obligation or (iv) for all Redeemable Capital Stock valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (b) any liability of others described in the preceding clause (a) that such Person has guaranteed or that is otherwise its legal liability; (c) all Indebtedness referred to in (but not excluded from) clauses (a) and (b) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Security Interest upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (d) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a), (b) and (c) above.

            "Issue Date" means the date of original issuance of the Notes.

            "Legal Holiday" means a Saturday, a Sunday, a legal holiday or a day on which banking institutions in Denver, Colorado and New York, New York are not required to be open.

            "Notes" means the Senior Notes or the Subordinated Notes, as applicable, created under Article One hereof.

            "Original Issue Date" shall mean the date of original issuance of such Senior Notes or Subordinated Notes, as applicable.

            "Paying Agent" means an office or agency where Notes may be presented for payment.

            "Person" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Preferred Stock" of any Person means all Capital Stock of such Person which has a preference in liquidation or with respect to the payment of dividends.

            "Record Date" means a Record Date specified in the Notes whether or not such Record Date is a Business Day.

            "Redeemable Capital Stock" means any Capital Stock of the Company or any of its Subsidiaries that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, (a) is or upon the happening of an event or passage of time would be required to be redeemed on or prior to the final stated maturity of the securities or (b) is redeemable at the option of the holder thereof at any time prior to such final stated maturity or (c) is convertible into or exchangeable for debt securities at any time on or prior to such final stated maturity.

            "Redemption Date," when used with respect to any Note to be redeemed, means the date fixed for such redemption pursuant to this Indenture and Paragraph 3 of the Notes.

            "Redemption Price," when used with respect to any Note to be redeemed, means the price for such redemption pursuant to Paragraph 3 of the Notes, which shall include, without duplication, in each case, accrued and unpaid interest to the Redemption Date.

            "Registrar" means the office or agency where Notes may be presented for registration of transfer or for exchange.

            "Significant Subsidiary" means any Subsidiary (a) whose revenues exceed 10% of our total consolidated revenues, in each case for the most recent fiscal year, or (b) whose net worth exceeds 10% of our total stockholders' equity, in each case as of the end of the most recent fiscal year.

            "Subsidiary" means any Person of which at the time of determination by the Company, directly and/or indirectly through one or more Subsidiaries, the Company owns more than 50% of the shares of its Voting Stock.

            "Supplemental Indenture" has the meaning set forth in Article One hereof.

            "TIA" means the Trust Indenture Act of 1939, as in effect from time to time.

            "Trustee" means the party named as such in the Senior Indenture or the Subordinated Indenture, as applicable, until a successor replaces it pursuant to such Indenture and thereafter means the successor serving hereunder.

            "U.S. Legal Tender" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

            "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

            Section 2.01B. Definitions Applicable to the Senior Indenture. The following terms have the meanings set forth below in this Supplemental Indenture. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Senior Indenture. To the extent terms defined herein differ from the Senior Indenture the terms defined herein will govern.

            "Attributable Debt" means, in respect of a Sale and Leaseback Transaction, the present value (discounted at the weighted average effective interest cost per annum of the outstanding debt securities of all series, compounded semiannually) of the obligation of the lessee for rental payments during the remaining term of the lease included in such transaction, including any period for which such lease has been extended or may, at the option of the lessor, be extended or, if earlier, until the earliest date on which the lessee may terminate such lease upon payment of a penalty (in which case the obligation of the lessee for rental payments shall include such penalty), after excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water and utility rates and similar charges.

            "Consolidated Net Tangible Assets" means the total amount of assets which would be included on a combined balance sheet of the Company and the Guarantors under GAAP (less applicable reserves and other properly deductible items) after deducting therefrom:

            (1) all short-term liabilities, except for (x) liabilities payable by their terms more than one year from the date of determination (or renewable or extendible at the option of the obligor for a period ending more than one year after such date) and (y) liabilities in respect of retiree benefits other than pensions for which the Restricted Subsidiaries are required to accrue pursuant to Statement of Financial Accounting Standards No. 106;

            (2) investments in subsidiaries that are not Restricted Subsidiaries; and

            (3) all goodwill, trade names, trademarks, patents, unamortized debt discount, unamortized expense incurred in the issuance of debt and other intangible assets.

            "Consolidated Net Worth" of any Person means the consolidated stockholders' equity of the Person determined in accordance with GAAP.

            "Event of Default" means any one of the following events:

            (a) default in the payment of interest on the Senior Notes as and when the same becomes due and payable and the continuance of any such failure for 30 days;

            (b) default in the payment of all or any part of the principal or premium, if any, on the Senior Notes when and as the same become due and payable at maturity, at redemption, by declaration of acceleration or otherwise;

            (c) default in the observance or performance of, or breach of, any covenant, agreement or warranty of the Company contained in the Senior Notes, the Senior Indenture or this Supplemental Indenture (unless specifically dealt with elsewhere), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by Holders of at least 25% in aggregate principal amount of the outstanding Senior Notes, a written notice specifying such default or breach, requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

            (d) a decree, judgment, or order by a court of competent jurisdiction shall have been entered adjudging the Company or any of its Significant Subsidiaries as bankrupt or insolvent, or approving as properly filed a petition in an involuntary case or proceeding seeking reorganization of the Company or any of its Significant Subsidiaries under any bankruptcy or similar law, or a decree, judgment or order of a court of competent jurisdiction directing the appointment of a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of the Company, any of its Significant Subsidiaries, or of the assets or property of any such Person, or the winding up or liquidation of the affairs of any such Person, shall have been entered, and the continuance of any such decree, judgment or order unstayed and in effect for a period of 90 consecutive days;

            (e) the Company or any of its Significant Subsidiaries shall institute proceedings to be adjudicated a voluntary bankrupt (including conversion of an involuntary proceeding into a voluntary proceeding), or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent to the filing of any such petition, or shall consent to the appointment of a Custodian, receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of it or any of its assets or property, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall, within the meaning of any Bankruptcy Law, become insolvent, or fail generally to pay its debts as they become due;

            (f) (i) the acceleration of any Indebtedness (other than Non-Recourse Indebtedness) of the Company or any of its Significant Subsidiaries (in accordance with the terms of such Indebtedness and after giving effect to any applicable grace period set forth in the documents governing such Indebtedness) that has an outstanding principal amount of $25,000,000 or more individually or $40,000,000 or more in the aggregate to be immediately due and payable; provided that, in the event any such acceleration is withdrawn or otherwise rescinded (including satisfaction of such Indebtedness) within a period of ten Business Days after such acceleration by the holders of such Indebtedness, any Event of Default under this clause (f) will be deemed to be cured and any acceleration hereunder will be deemed withdrawn or rescinded; or (ii) the failure by the Company or any of its Significant Subsidiaries to make any principal, premium, interest or other required payment in respect of Indebtedness (other than Non-Recourse Indebtedness) of the Company or any of its Significant Subsidiaries with an outstanding aggregate principal amount of $25,000,000 or more individually or $40,000,000 or more in the aggregate (after giving effect to any applicable grace period set forth in the documents governing such Indebtedness);

            (g) one or more final nonappealable judgments (in the amount not covered by insurance or not reserved for) or the issuance of any warrant of attachment against any portion of the property or assets (except with respect to Non-Recourse Indebtedness) of the Company or any of its Restricted Subsidiaries, which are $25,000,000 or more individually or $40,000,000 or more in the aggregate, at any one time rendered against the Company or any of its Restricted Subsidiaries by a court of competent jurisdiction and not bonded, satisfied or discharged for a period (during which execution shall not be effectively stayed) of (i) 60 days after the judgment becomes final and such court shall not have ordered or approved, and the parties shall not have agreed upon, the payment of such judgment at a later date or dates or (ii) 60 days after all or any part of such judgment is payable pursuant to any court order or agreement between the parties; or

            (h) the Guarantee of any Guarantor shall fail to remain in full force and effect except in accordance with the Senior Indenture or any action shall be taken by any Guarantor to discontinue or to assert the invalidity or unenforceability of its Guarantee, or any Guarantor shall fail to comply with any of the terms or provisions of its Guarantee, or any Guarantor denies that it has any further liability under its Guarantee or gives notice to such effect.

            "Finance Subsidiary" means any Subsidiary of the Company substantially all of whose operations consist of (a) the mortgage financing business or (b) the insurance business.

            "Funded Indebtedness" means notes, bonds, debentures or other similar evidences of Indebtedness for money borrowed which by their terms mature at or are extendible or renewable at the option of the obligor to a date more than 12 months after the date of the creation of such debt.

            "Guarantee" has the meaning set forth in Section 6.01 hereof.

            "Guaranteed Indebtedness" has the meaning set forth in Section 6.06 hereof.

            "Guaranteed Obligations" has the meaning set forth in Section 6.01 hereof.

            "Guarantors" means Richmond American Homes of California, Inc., Richmond American Homes of Maryland, Inc., Richmond American Homes of Nevada, Inc., Richmond American Homes of Virginia, Inc., Richmond American Homes of Arizona, Inc., Richmond American Homes of Colorado, Inc., M.D.C. Land Corporation, RAH of Florida, Inc., RAH of Texas, LP, RAH Texas Holdings, LLC, Richmond American Construction, Inc., Richmond American Homes of Texas, Inc., Richmond American Homes of Utah, Inc., Richmond American Homes of West Virginia, Inc., Richmond American Homes of Illinois, Inc., Richmond American Homes of Delaware, Inc., Richmond American Homes of Pennsylvania, Inc., Richmond American Homes of Florida, LP, Richmond American Homes of New Jersey, Inc., LLC, and any other Subsidiary of the Company that executes and delivers a guarantee of the Senior Notes pursuant to the provisions of the Senior Indenture.

            "Non-Recourse Indebtedness" means Indebtedness or other obligations secured by a lien on property to the extent that the liability for the Indebtedness or other obligations is limited to the security of the property without liability on the part of the Company or any Restricted Subsidiary (other than the Restricted Subsidiary which holds title to the property) for any deficiency.

            "Preferential Payment" has the meaning set forth in Section 6.01.

            "Restricted Subsidiary" means any Guarantor and any successor to such Guarantor.

            "Sale and Leaseback Transaction" means a sale or transfer made by the Company or a Restricted Subsidiary (except a sale or transfer made to the Company or a Restricted Subsidiary) of any property which is either (a) a manufacturing facility, office building or warehouse whose book value equals or exceeds 1% of Consolidated Net Tangible Assets as of the date of determination or (b) another property (not including a model home) which exceeds 5% of Consolidated Net Tangible Assets as of the date of determination, if such sale or transfer is made with the agreement, commitment or intention of leasing such property to the Company or a Restricted Subsidiary for more than a three-year term.

            "Secured Debt" means any Indebtedness, except Indebtedness of the Finance Subsidiaries, which is secured by (i) a Security Interest in any of the property of the Company or any Restricted Subsidiary or (ii) a Security Interest in shares of stock owned directly or indirectly by the Company or a Restricted Subsidiary in a corporation or in equity interests owned by the Company or a Restricted Subsidiary in a partnership or other entity not organized as a corporation or in the Company's rights or the rights of a Restricted Subsidiary in respect of Indebtedness of a corporation, partnership or other entity in which the Company or a Restricted Subsidiary has an equity interest. The securing in the foregoing manner of any such Indebtedness which immediately prior thereto was not Secured Debt shall be deemed to be the creation of Secured Debt at the time security is given.

            "Security Interests" means any mortgage, pledge, lien, encumbrance or other security interest which secures the payment or performance of an obligation.

            "Specified Indebtedness" means Indebtedness under (i) the Senior Notes, (ii) the Senior Indenture and (iii) the Credit Agreement dated as of April 8, 2004, among the Company and the banks named therein, as amended or supplemented from time to time, and any refinancing, extension, renewal or replacement of any of the foregoing.

            "Subordinated Indebtedness" means Indebtedness of the Company which is subordinated in right of payment to the prior payment in full, including all payment of principal, premium and all accrued interest (and post-petition interest) on, and all other amounts owing in connection with the Notes.

            Section 2.01C. Definitions Applicable to the Subordinated Indenture. The following terms have the meanings set forth below in this Supplemental Indenture. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Subordinated Indenture. To the extent terms defined herein differ from the Subordinated Indenture the terms defined herein will govern.

            "Event of Default" means any one of the following events:

            (a) default in the payment of interest on the Subordinated Notes as and when the same becomes due and payable and the continuance of any such failure for 30 days;

            (b) default in the payment of all or any part of the principal or premium, if any, on the Subordinated Notes when and as the same become due and payable at maturity, at redemption, by declaration of acceleration or otherwise;

            (c) default in the observance or performance of, or breach of, any covenant, agreement or warranty of the Company contained in the Subordinated Notes , the Subordinated Indenture or this Supplemental Indenture (unless specifically dealt with elsewhere), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by Holders of at least 25% in aggregate principal amount of the outstanding Subordinated Notes, a written notice specifying such default or breach, requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

            (d) a decree, judgment, or order by a court of competent jurisdiction shall have been entered adjudging the Company or any of its Significant Subsidiaries as bankrupt or insolvent, or approving as properly filed a petition in an involuntary case or proceeding seeking reorganization of the Company or any of its Significant Subsidiaries under any bankruptcy or similar law, or a decree, judgment or order of a court of competent jurisdiction directing the appointment of a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of the Company, any of its Significant Subsidiaries, or of the assets or property of any such Person, or the winding up or liquidation of the affairs of any such Person, shall have been entered, and the continuance of any such decree, judgment or order unstayed and in effect for a period of 90 consecutive days;

            (e) the Company or any of its Significant Subsidiaries shall institute proceedings to be adjudicated a voluntary bankrupt (including conversion of an involuntary proceeding into a voluntary proceeding), or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent to the filing of any such petition, or shall consent to the appointment of a Custodian, receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of it or any of its assets or property, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall, within the meaning of any Bankruptcy Law, become insolvent, or fail generally to pay its debts as they become due;

            (f) (i) the acceleration of any Indebtedness (other than Non-Recourse Indebtedness) of the Company or any of its Significant Subsidiaries (in accordance with the terms of such Indebtedness and after giving effect to any applicable grace period set forth in the documents governing such Indebtedness) that has an outstanding principal amount of $25,000,000 or more individually or $40,000,000 or more in the aggregate to be immediately due and payable; provided that, in the event any such acceleration is withdrawn or otherwise rescinded (including satisfaction of such Indebtedness) within a period of ten Business Days after such acceleration by the holders of such Indebtedness, any Event of Default under this clause (f) will be deemed to be cured and any acceleration hereunder will be deemed withdrawn or rescinded; or (ii) the failure by the Company or any of its Significant Subsidiaries to make any principal, premium, interest or other required payment in respect of Indebtedness (other than Non-Recourse Indebtedness) of the Company or any of its Significant Subsidiaries with an outstanding aggregate principal amount of $25,000,000 or more individually or $40,000,000 or more in the aggregate (after giving effect to any applicable grace period set forth in the documents governing such Indebtedness); or

            (g) one or more final nonappealable judgments (in the amount not covered by insurance or not reserved for) or the issuance of any warrant of attachment against any portion of the property or assets (except with respect to Non-Recourse Indebtedness) of the Company or any of its Significant Subsidiaries, which are $25,000,000 or more individually or $40,000,000 or more in the aggregate, at any one time rendered against the Company or any of its Significant Subsidiaries by a court of competent jurisdiction and not bonded, satisfied or discharged for a period (during which execution shall not be effectively stayed) of (i) 60 days after the judgment becomes final and such court shall not have ordered or approved, and the parties shall not have agreed upon, the payment of such judgment at a later date or dates or (ii) 60 days after all or any part of such judgment is payable pursuant to any court order or agreement between the parties.

            "Non-Recourse Indebtedness" means Indebtedness or other obligations secured by a lien on property to the extent that the liability for the Indebtedness or other obligations is limited to the security of the property without liability on the part of the Company for any deficiency.

                                 ARTICLE THREE

                                   REDEMPTION

                  Section 3.01. Right of Redemption.

            Redemption of Notes, as permitted by any provision of this Indenture or the Notes, shall be made in accordance with such provision and Article Three of the applicable Indenture.

            Unless one or more Redemption Dates are specified, the Notes will not be redeemable prior to their Stated Maturity. If one or more Redemption Dates are specified with respect to any Note, one or more Redemption Prices (expressed as a percentage of the principal amount of the Note) and the redemption period or periods during which the Redemption Prices shall apply shall also be specified. Unless otherwise specified, any such Note will be redeemable at our option at the specified Redemption Price applicable to the redemption period during which the Notes are to be redeemed, together with interest accrued to the Redemption Date. The Company may redeem the Notes that are redeemable and remain outstanding either in whole or from time to time in part, on at least 30 but not more than 60 days' prior notice to the Holders thereof.

            If money sufficient to pay the Redemption Price of and accrued interest on the Notes to be redeemed is deposited with the Trustee on or before the Redemption Date, on and after the Redemption Date interest will cease to accrue on the Notes (or such portions thereof) called for redemption and the Notes will cease to be outstanding.

            On and after the Redemption Date, interest will cease to accrue on the Notes or any portion of the Notes called for redemption (unless the Company defaults in the payment of the Redemption Price and accrued interest). On or before the Redemption Date, the Company will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued interest on the Notes to be redeemed on that date. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by lot by DTC, in the case of Notes represented by a global security.

                                  ARTICLE FOUR

                                    COVENANTS

            The following additional covenants will apply with respect to the Senior Notes only:

            Section 4.01. Restrictions on Secured Debt.

            The Company will not, and will not cause or permit a Restricted Subsidiary (other than any Finance Subsidiary) to, create, incur, assume or guarantee any Secured Debt unless the Senior Notes will be secured equally and ratably with (or prior to) such Secured Debt, with certain exceptions. This restriction does not prohibit the creation, incurrence, assumption or guarantee of Secured Debt which is secured by:

            (1) Security Interests in model homes, homes held for sale, homes that are under contract for sale, contracts for the sale of homes, land (improved or unimproved), manufacturing plants, warehouses or office buildings and fixtures and equipment located thereat or thereon;

            (2) Security Interests in property at the time of its acquisition by the Company or a Restricted Subsidiary, including Capitalized Lease Obligations, which Security Interests secure obligations assumed by the Company or a Restricted Subsidiary, or in the property of a corporation or other entity at the time it is merged into or consolidated with the Company or a Restricted Subsidiary (other than Secured Debt created in contemplation of the acquisition of such property or the consummation of such a merger or where the Security Interest attaches to or affects the property of the Company or a Restricted Subsidiary prior to such transaction);

            (3) Security Interests arising from conditional sales agreements or title retention agreements with respect to property acquired by the Company or a Restricted Subsidiary;

            (4) Security Interests incurred in connection with pollution control, industrial revenue, water, sewage or any similar item; and

            (5) Security Interests securing Indebtedness of a Restricted Subsidiary owing to the Company or a Restricted Subsidiary that is wholly owned (directly or indirectly) by the Company or Security Interests securing the Company's Indebtedness owing to a Guarantor.

            Such permitted Secured Debt also includes any amendment, restatement, supplement, renewal, replacement, extension or refunding, in whole or in part, of Secured Debt permitted at the time of the original incurrence thereof.

            In addition, the Company and the Guarantors may create, incur, assume or guarantee Secured Debt, without equally and ratably securing the Senior Notes, if immediately thereafter the sum of (1) the aggregate principal amount of all Secured Debt outstanding (excluding Secured Debt permitted under clauses (1) through (5) above and any Secured Debt in relation to which the Senior Notes have been equally and ratably secured) and (2) all Attributable Debt in respect of Sale and Leaseback Transactions (excluding Attributable Debt in respect of Sale and Leaseback Transactions as to which the provisions of clauses (1) through (3) under Section 4.01 have been complied with) as of the date of determination would not exceed 20% of Consolidated Net Tangible Assets.

            The provisions described above with respect to limitations on Secured Debt are not applicable to Non-Recourse Indebtedness by virtue of the definition of Secured Debt, and will not restrict the Company's or the Guarantors' ability to create, incur, assume or guarantee any unsecured Indebtedness, or the ability of any Subsidiary which is not a Restricted Subsidiary to create, incur, assume or guarantee any secured or unsecured Indebtedness.

                  Section 4.02. Limitations on Sale and Leaseback Transactions.

            The Company will not, and will not cause or permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction unless (1) the net proceeds to the Company or such Restricted Subsidiary from such sale or transfer equal or exceed the fair value (as determined by the Board of Directors, chairman of the board, vice chairman, president or principal financial officer of the Company) of the property or asset so leased, (2) the Company or such Restricted Subsidiary would be entitled to incur Secured Debt pursuant to
Section 4.01, (3) the Company or any Restricted Subsidiary shall, and in any case the Company and the Restricted Subsidiaries, covenant that they will, within 180 days of the effective date of any Sale and Leaseback Transaction, apply an amount equal to the fair value of the property so leased to the retirement of Funded Indebtedness, (4) the Sale and Leaseback Transaction relates to a sale which occurred within 180 days from the date of acquisition of such property or asset by the Company or a Restricted Subsidiary or the date of the completion of construction or commencement of full operations on such property, whichever is later, or (5) the Sale and Leaseback Transaction was consummated prior to the date of this Supplemental Indenture.

                  Section 4.03. Additional Guarantees.

            The Company shall not permit any Subsidiary that is not a Guarantor, directly or indirectly, to guarantee any obligations of the Company under the Specified Indebtedness unless such Subsidiary simultaneously executes and delivers to the Trustee a supplemental indenture, in a form reasonably satisfactory to the Trustee, pursuant to which such Subsidiary guarantees, jointly and severally with all other Guarantors, on the same basis as the Specified Indebtedness is guaranteed, the Company's obligations under the Senior Indenture and the Senior Notes. The Company shall deliver to the Trustee an opinion of counsel that such supplemental indenture has been duly authorized, executed and delivered by such Subsidiary and, subject to customary exceptions, constitutes a valid and legally binding and enforceable obligation of such Subsidiary.

                  Section 4.04. SEC Reports.

            The Company shall deliver to the Trustee and each Holder of Senior Notes, within 15 days after it files the same with the SEC, copies of all reports and information (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe), if any, exclusive of exhibits, which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act or pursuant to the immediately following sentence. So long as any Senior Notes remain outstanding, the Company shall file with the Commission such reports as may be required pursuant to Section 13 of the Exchange Act in respect of a security registered pursuant to Section 12 of the Exchange Act. If the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act (or otherwise required to file reports pursuant to the immediately preceding sentence), the Company shall deliver to the Trustee and to each Holder of Senior Notes, within 15 days after it would have been required to file such information with the SEC were it required to do so, financial statements, including any notes thereto (and, in the case of a fiscal year end, an auditors' report by an independent certified public accounting firm of established national reputation), and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," substantially equivalent to that which it would have been required to include in such quarterly or annual reports, information, documents or other reports if it had been subject to the requirements of Section 13 or 15(d) of the Exchange Act. The Company shall also comply with the other provisions of TIA Section 314(a).

            The Trustee has no duty to review the financial reports and other information for the purpose of determining compliance with any provision of this Indenture.

                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION

            Section 5.01A. Consolidation, Merger and Sale of Assets. Article Five of the Senior Indenture is replaced with the following in its entirety:

            Neither the Company nor the Guarantors will consolidate or merge into or sell, assign, transfer or lease all or substantially all of their assets to another person unless:

            (1) the person is a corporation organized under the laws of the United States of America or any state thereof;

            (2) the person assumes by supplemental indenture, in a form reasonably satisfactory to the Trustee, all of the obligations of the Company or such Guarantor, as the case may be, relating to the Senior Notes, the Guarantees and the Senior Indenture, as the case may be; and

            (3) immediately after the transaction no Event of Default exists; provided that in respect of the Senior Notes, this clause (3) will not restrict or be applicable to a merger, consolidation or liquidation of a Guarantor with or into the Company or another Subsidiary that is wholly owned, directly or indirectly, by the Company that is, or concurrently with the completion of such merger, consolidation or liquidation becomes, a Guarantor or a Restricted Subsidiary that is wholly owned, directly or indirectly, by the Company.

            Upon any such consolidation, merger, sale, assignment or transfer, the successor corporation will be substituted for the Company or such Guarantor (including any merger or consolidation described in the proviso at the end of the immediately preceding sentence), as applicable, under the Senior Indenture. The successor corporation may then exercise every power and right of the Company or such Guarantor under the Senior Indenture, and the Company or such Guarantor, as applicable, will be released from all of its respective liabilities and obligations in respect of the Senior Notes and the Senior Indenture. If the Company or any Guarantor leases all or substantially all of its assets, the lessee corporation will be the successor to the Company or such Guarantor and may exercise every power and right of the Company or such Guarantor, as the case may be, under the Senior Indenture, but the Company or such Guarantor, as the case may be, will not be released from its respective obligations to pay the principal of and premium, if any, and interest, if any, on the Senior Notes.

            Section 5.01B. Consolidation, Merger and Sale of Assets. Article Five of the Subordinated Indenture is replaced with the following in its entirety:

            The Company will consolidate or merge into or sell, assign, transfer or lease all or substantially all of their assets to another person unless:

            (1) the person is a corporation organized under the laws of the United States of America or any state thereof;

            (2) the person assumes by supplemental indenture, in a form reasonably satisfactory to the Trustee, all of the obligations of the Company relating to the Subordinated Notes and the Subordinated Indenture; and

            (3) immediately after the transaction no Event of Default exists.

            Upon any such consolidation, merger, sale, assignment or transfer, the successor corporation will be substituted for the Company under the Subordinated Indenture. The successor corporation may then exercise every power and right of the Company under the Subordinated Indenture, and the Company will be released from all of its respective liabilities and obligations in respect of Subordinated Notes and the Subordinated Indenture. If the Company leases all or substantially all of its assets, the lessee corporation will be the successor to the Company and may exercise every power and right of the Company under the Subordinated Indenture, but the Company will not be released from its respective obligations to pay the principal of and premium, if any, and interest, if any, on the Subordinated Notes.

                                  ARTICLE SIX

                                   GUARANTEES

                  Section 6.01. Unconditional Guarantee of the Senior Notes.

            Each Guarantor hereby fully and unconditionally, jointly and severally, guarantees (each such guarantee to be referred to herein as the "Guarantee") to the Holders of the Senior Notes and to the Trustee and its successors and assigns that: (i) the principal of and interest on the Senior Notes will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise and interest on the overdue principal, if any, and interest on any interest of the Senior Notes and all other obligations of the Company to the Holders of Senior Notes or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Senior Notes or of any such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise (collectively, the "Guaranteed Obligations"), subject, however, in the case of clauses (i) and (ii) above, to the limitations set forth in Section 6.02. Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Senior Notes or the Senior Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of Senior Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

            The obligations of each Guarantor hereunder are separate and independent of the obligations of the Company and of any other Guarantor, and a separate action or actions may be brought and prosecuted against a Guarantor whether action is brought against the Company or any other Guarantor or whether the Company or any other Guarantor are joined in any action or actions. The obligations of a Guarantor hereunder shall survive and continue in full force and effect until the earlier of (i) such time as such Guarantor may be released from its obligations hereunder pursuant to the terms Section 6.06 hereof, or
(ii) payment in full of the Guaranteed Obligations is actually received by the

Holders of Senior Notes or the Trustee on behalf of the Holders of Senior Notes and the period of time has expired during which any payment made by the Company or such Guarantor may be determined to be a Preferential Payment (defined below), notwithstanding any release or termination of the Company's or any other Guarantor's liability by express or implied agreement or by operation of law and notwithstanding that the Guaranteed Obligations or any part thereof are deemed to have been paid or discharged by operation of law or by some act or agreement. For purposes of this Guarantee, the Guaranteed Obligations shall be deemed to be paid only to the extent that the Holders of Senior Notes, or the Trustee on behalf of the Holders of Senior Notes, actually receive immediately available funds.

            Each Guarantor agrees that to the extent the Company or any other Guarantor makes any payment to the Holders of Senior Notes, or to the Trustee on behalf of the Holders of Senior Notes, in connection with the Guaranteed Obligations, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by the Holders of Senior Notes or the Trustee or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "Preferential Payment"), then this Guarantee shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by the Holders of Senior Notes or the Trustee, the Guaranteed Obligations or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

                  Section 6.02. Fraudulent Conveyance Limitation.

            Notwithstanding any contrary provision, the amount of the Guaranteed Obligations guaranteed by a Guarantor under this Guarantee shall be, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer or similar laws applicable to such Guarantor. Accordingly, notwithstanding anything to the contrary contained in this Guarantee or any other agreement or instrument executed in connection with the payment of the Guaranteed Obligations, the amount of the Guaranteed Obligations guaranteed by any Guarantor by this Guarantee shall be limited to an aggregate amount equal to the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance under any Bankruptcy Law.

                  Section 6.03. Waiver.

            Each Guarantor waives and agrees not to assert: (a) any right to require the Holders of Senior Notes or the Trustee to proceed against the Company or any other Guarantor, to proceed against or exhaust any security for the Guaranteed Obligations, to pursue any other remedy available to the Holders of Senior Notes or the Trustee or to pursue any remedy in any particular order or manner; (b) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement hereof; (c) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand, nonpayment and acceptance of this Guarantee; (d) notice of the existence, creation or incurring of new or additional indebtedness of the Company to the Holders of Senior Notes; and (e) any defense arising by reason of any disability or other defense of the Company or by reason of the cessation from any cause whatsoever (other than payment in full of all amounts demanded to be paid by such Guarantor under this Guarantee) of the liability of the Company for the Guaranteed Obligations. Each Guarantor hereby expressly consents to any impairment of collateral, including, but not limited to, failure to perfect a security interest and release collateral and any such impairment or release shall not affect Guarantors' obligations hereunder. Until payment in full of the Guaranteed Obligations, no Guarantor shall have a right of subrogation and hereby waives any right to enforce any remedy which the Holders of Senior Notes or the Trustee now have, or may hereafter have, against the Company, and waives any benefit of, any right to participate in, any security now or hereafter held on behalf of the Holders of Senior Notes.

                  Section 6.04. Subordinated Indebtedness.

            If from time to time the Company shall have liabilities or obligations to the Guarantors, whether absolute or contingent, joint, several, or joint and several, such liabilities and obligations and any and all assignments as security, grants in trust, liens, mortgages, security interests, other encumbrances, and other interests and rights securing such liabilities and obligations shall at all times be fully subordinate to payment and performance in full of the Guaranteed Obligations. Each Guarantor agrees that such liabilities and obligations of the Company to such Guarantor shall not be secured by any assignment as security, grant in trust, lien, mortgage, security interest, other encumbrance or other interest or right in any property, interests in property, or rights to property of the Company. Each Guarantor agrees that (i) so long as no Event of Default has occurred and is continuing, payments of principal and interest on the Subordinated Indebtedness may be made by the Company and accepted by such Guarantor as such payments become due; and
(ii) after the occurrence and during the continuation of an Event of Default, the Company shall not make and such Guarantor shall not accept any payments with respect to the Subordinated Indebtedness. If, notwithstanding the foregoing, subsequent to an Event of Default, any Guarantor receives any payment from the Company, such payment shall be held in trust by such Guarantor for the benefit of the Holders of Senior Notes, and shall be segregated from the other funds of such Guarantor, and shall forthwith be paid by such Guarantor to the Holders of Senior Notes or to the Trustee on behalf of the Holders of Senior Notes and applied to payment of the Guaranteed Obligations whether or not then due.

            In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Company, or the proceeds thereof, to creditors of the Company, by reason of the liquidation, dissolution, or other winding up of the Company's business, or in the event of any receivership, insolvency or bankruptcy proceedings by or against the Company, or assignment for the benefit of creditors, or of any proceedings by or against the Company for any relief under any bankruptcy or insolvency laws, or relating to the relief of debtors, readjustment of indebtedness, reorganizations, arrangements, compositions or extensions, or of any other event whereby it becomes necessary or desirable to file or present claims against the Company for the purpose of receiving payment thereof, or on account thereof, then and in any such event, any payment or distribution of any kind or character, either in cash or other property, which shall be made or shall be payable with respect to any Subordinated Indebtedness shall be paid over to the Holders of Senior Notes or to the Trustee on behalf of the Holders of Senior Notes for application to the payment of the Guaranteed Obligations, whether due or not due, and no payments shall be made upon or in respect of the Subordinated Indebtedness unless and until the Guaranteed Obligations shall have been paid and satisfied in full. In any such event, all claims of the Holders of Senior Notes and all claims of the Guarantors shall, at the option of the Trustee, forthwith become due and payable without demand or notice.

            In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Company, or the proceeds thereof, to creditors of the Company, by reason of the liquidation, dissolution, or other winding up of the Company's business, or in the event of any receivership, insolvency or bankruptcy proceedings by or against the Company, or assignment for the benefit of creditors, or of any proceedings by or against the Company for any relief under any bankruptcy or insolvency laws, or relating to the relief of debtors, readjustment of indebtedness, reorganizations, arrangements, compositions or extensions, or of any other event whereby it becomes necessary or desirable to file or present claims against the Company for the purpose of receiving payment thereof, or on account thereof, each Guarantor irrevocably authorizes and empowers the Trustee, or any person the Trustee may designate, to act as attorney for such Guarantor with full power and authority in the name of such Guarantor, or otherwise, to make and present such claims or proofs of claims against the Company on account of the Subordinated Indebtedness as the Trustee, or its appointee, may deem expedient and proper and, if necessary, to vote such claims in any proceedings and to receive and collect for the benefit of the Holders of Senior Notes any and all dividends or other payments and disbursements made thereon in whatever form they may be paid or issued, and to give acquittance therefor and to apply same to the Guaranteed Obligations, and each Guarantor hereby agrees, from time to time and upon request, to make, execute and deliver to the Trustee such powers of attorney, assignments, endorsements, proofs of claim, pleadings, verifications, affidavits, consents, agreements or other instruments as may be requested by the Trustee in order to enable the Trustee and the Holders of Senior Notes to enforce any and all claims upon, or with respect to, the Subordinated Indebtedness, and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Indebtedness.

            Except as otherwise permitted herein, should any payment or distribution or security or proceeds thereof be received by a Guarantor upon or with respect to the Subordinated Indebtedness prior to the satisfaction of the Guaranteed Obligations, such Guarantor will forthwith deliver the same to the Trustee on behalf of the Holders of Senior Notes in precisely the form as received except for the endorsement or assignment of such Guarantor where necessary for application on the Guaranteed Obligations, whether due or not due, and until so delivered the same shall be held in trust by such Guarantor as property of the Trustee on behalf of the Holders of Senior Notes. In the event of the failure of such Guarantor to make any such endorsement or assignment, the Trustee, or any of its officers or employees, on behalf of the Trustee, is hereby irrevocably authorized to make the same.

            Each Guarantor agrees to maintain in its records notations satisfactory to the Trustee of the rights and priorities of the Holders of Senior Notes hereunder, and from time to time, upon request, to furnish the Trustee for the benefit of the Holders of Senior Notes with sworn financial statements. The Trustee may inspect the books of account and any records of each Guarantor at any time during business hours. Each Guarantor agrees that any promissory note now or hereafter evidencing the Subordinated Indebtedness shall be nonnegotiable and shall be marked with a specific statement that the indebtedness thereby evidenced is subject to the provisions of this Guarantee.

                  Section 6.05. Execution of Guarantee.

            Each Guarantor hereby agrees to execute a notation of Guarantee in substantially the form attached to the form of Senior Note, and to deliver such notation to the Trustee.

                  Section 6.06. Additional Guarantees and Release of Guarantees.

            (a) The Company shall not permit any of its Restricted Subsidiaries, directly or indirectly, to guarantee any Specified Indebtedness ("Guaranteed Indebtedness") unless such Restricted Subsidiary simultaneously executes and delivers to the Trustee a supplemental indenture, in a form reasonably satisfactory to the Trustee, pursuant to which such Restricted Subsidiary guarantees, jointly and severally with all other Guarantors, on the same basis as such Guaranteed Indebtedness is guaranteed, the Guaranteed Obligations. If the Guaranteed Indebtedness (1) ranks pari passu in right of payment with the Senior Notes, then the guarantee of such Guaranteed Indebtedness shall rank pari passu with, or be subordinated in right of payment to, the Guarantee of such Restricted Subsidiary or (2) is subordinated by its terms in right of payment to the Senior Notes, then the guarantee of such Guaranteed Indebtedness shall be subordinated to the Guarantee of such Restricted Subsidiary at least to the extent that the Guaranteed Indebtedness is subordinated to the Senior Notes.

            (b) The Guarantee of any Guarantor will be automatically and unconditionally released and discharged so long as:

            (i) no Default or Event of Default exists or would result from release of such Guarantee;

            (ii) the Guarantor being released has Consolidated Net Worth of less than 5% of the Company Consolidated Net Worth as of the end of the most recent fiscal quarter;

            (iii) the Guarantors released from their Guarantees in any year-end period comprise in the aggregate less than 10% (or 15% if and to the extent necessary to permit the Company to cure a Default) of the Company's Consolidated Net Worth as of the end of the most recent fiscal quarter;

            (iv) such release would not have a material adverse effect on the homebuilding business of the Company and its Subsidiaries; and

            (v) the Guarantor is released from its guarantee(s) under the Specified Indebtedness;

provided, in each such case, the Company has delivered to the Trustee an Officers' Certificate and Opinion of Counsel, each stating that all conditions precedent provided for in the Indenture relating to such transactions have been complied with and that such release is authorized and permitted under the Senior Indenture.

            (c) If there are no guarantors under any Specified Indebtedness, Guarantors under this Supplemental Indenture will be released from their Guarantees.

                                 ARTICLE SEVEN

                                 MISCELLANEOUS

                  Section 7.01. Confirmation of the Indentures.

            Each of the Indentures, as supplemented and amended by this Supplemental Indenture, is in all respects ratified and confirmed, and each Indenture, this Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

                  Section 7.02. Concerning the Trustee.

            The rights and duties of the Trustee set forth in Article Seven of the Indentures shall not be modified by reason of this Supplemental Indenture.

                  Section 7.03. Governing Law.

            This Supplemental Indenture, the Indentures, the Notes, and the Guarantee shall be governed by the laws of the State of New York.

                  Section 7.04. Separability.

            In case any one or more of the provisions contained in this Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture, but this Supplemental Indenture shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                  Section 7.05. Counterparts.

            This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                  Section 7.06. No Adverse Interpretation of Other Agreements.

            This Supplemental Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Supplemental Indenture.

                  Section 7.07. No Recourse Against Others.

            All liability described in Paragraph 18 of the Notes of any director, officer, employee or stockholder, as such, of the Company or any Guarantor is waived and released.

                  Section 7.08. Successors and Assigns.

            All covenants and agreements of the Company and the Guarantors in this Supplemental Indenture and the Notes shall bind its successors and assigns. All agreements of the Trustee in this Supplemental Indenture shall bind its successors and assigns.

                  Section 7.09. Duplicate Originals.

            The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                  Section 7.10. Severability.

            In case any one or more of the provisions contained in this Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of the Notes.

                            [Signature Pages Follow]

                                   SIGNATURES

            IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

                                   M.D.C. HOLDINGS, INC.

                                   By: /s/ Paris G. Reece III
                                       ----------------------------------------
                                       Name:  Paris G. Reece III
                                       Title: Executive Vice President and
                                               Chief Financial Officer

                             Supplemental Indenture

                                   GUARANTORS:

                                   RICHMOND AMERICAN HOMES OF
                                        CALIFORNIA, INC.
                                   RICHMOND AMERICAN HOMES OF
                                        MARYLAND, INC.
                                   RICHMOND AMERICAN HOMES OF
                                        NEVADA, INC.
                                   RICHMOND AMERICAN HOMES OF
                                        VIRGINIA, INC.
                                   RICHMOND AMERICAN HOMES OF
                                        ARIZONA, INC.
                                   RICHMOND AMERICAN HOMES OF
                                        COLORADO, INC.
                                   M.D.C. LAND CORPORATION
                                   RAH TEXAS HOLDINGS, LLC
                                   RAH OF FLORIDA, INC.
                                   RAH OF TEXAS, LP
                                   RICHMOND AMERICAN CONSTRUCTION,
                                      INC.
                                   RICHMOND AMERICAN HOMES OF
                                        TEXAS, INC.
                                   RICHMOND AMERICAN HOMES OF
                                        UTAH, INC.
                                   RICHMOND AMERICAN HOMES OF
                                        WEST VIRGINIA, INC.
                                   RICHMOND AMERICAN HOMES OF
                                        ILLINOIS, INC.
                                   RICHMOND AMERICAN HOMES OF
                                        DELAWARE, INC.
                                   RICHMOND AMERICAN HOMES OF
                                        PENNSYLVANIA, INC.
                                   RICHMOND AMERICAN HOMES OF
                                        FLORIDA, LP
                                   RICHMOND AMERICAN HOMES OF
                                        NEW JERSEY, INC.

                                   By: /s/ Paris G. Reece III
                                       ----------------------------------------
                                       Name:  Paris G. Reece III
                                       Title: Authorized Officer or
                                               representative of each
                                               Guarantor

                             Supplemental Indenture

U.S.  BANK NATIONAL ASSOCIATION,
 as Trustee

By: /s/ Ignazio Tamburello
    ---------------------------------------
    Name:  Ignazio Tamburello
    Title: Authorized Signatory

                             Supplemental Indenture

                                                                     EXHIBIT A-1

            THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE SENIOR INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE SENIOR INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE SENIOR INDENTURE.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                     A-1-1

                   Form of Medium Term Fixed Rate Senior Note

                                 [Face of Note]

                             M.D.C. HOLDINGS, INC.

CUSIP NO.:

REGISTERED NO.  FX         MEDIUM-TERM SENIOR NOTE         PRINCIPAL AMOUNT: $

                Due Nine Months or More from Original Issue Date

            The following summary of terms is subject to the information set forth on the reverse hereof:

ORIGINAL ISSUE DATE:                                                    OPTION TO REDEEM:               [ ] Yes   [ ] No

STATED MATURITY:                                                        REDEMPTION DATE(S):

SPECIFIED CURRENCY: U.S. dollars                                        REDEMPTION PRICE(S):

EXCHANGE RATE AGENT:                                                    OPTION TO ELECT REPAYMENT:      [ ] Yes   [ ] No

AUTHORIZED DENOMINATIONS (if other than $1,000 and integral             REPAYMENT DATE(S):
multiples thereof):

FORM: Global/Book-Entry Certificated                                    REPAYMENT PRICE(S):

PAYING AGENT (if other than the Trustee):                               OPTION TO RESET:                [ ] Yes   [ ] No

INITIAL INTEREST RATE:                                                  RESET DATE(S):

INTEREST PAYMENT DATES:                                                 RESET BASIS:

REGULAR RECORD DATES:                                                   OPTION TO EXTEND ORIGINAL STATED MATURITY:
                                                                        [ ] Yes                         [ ] No

SINKING FUND:   [ ] Yes   [ ] No                                        EXTENSION PERIOD:

ORIGINAL ISSUE DISCOUNT:                                                NUMBER OF EXTENSION PERIODS:

SECURITY (Discount Note): [ ] Yes (see below) [ ] No                    FINAL MATURITY DATE:

AMORTIZING SECURITY:      [ ] Yes          [ ]  No                      OPTION TO RENEW:                [ ] Yes   [ ] No

OTHER PROVISIONS:                                                       INITIAL MATURITY DATE:

ANNEX ATTACHED:       [ ] Yes   [ ] No                                  RENEWAL TERMS:


If this Senior Note was issued with "original issue discount" for purposes of
Section 1273 of the Internal Revenue Code of 1986, as amended, the following shall be completed:

ISSUE PRICE (expressed as a percentage of aggregate principal amount):

TOTAL AMOUNT OF OID:

                                     A-1-2

SHORT ACCRUAL PERIOD OID:

YIELD TO MATURITY:

METHOD USED TO DETERMINE YIELD FOR SHORT ACCRUAL PERIOD: Approximate   Exact

            M.D.C. HOLDINGS, INC., a Delaware corporation, hereby promises to pay to ______ or registered assigns, the principal amount specified above on the Stated Maturity shown above, and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be.

            Interest will be paid on the Interest Payment Date(s) specified above, commencing with the first such Interest Payment Date next succeeding the Original Issue Date shown above (except as provided below), at the rate per annum specified above, until the principal hereof is paid or made available for payment and on the Stated Maturity. The first payment of interest on any Senior Note originally issued between a Regular Record Date and the next Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Senior Indenture, be paid to the Person in whose name this Senior Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date specified above next preceding such Interest Payment Date; provided, however, that interest payable at the Stated Maturity or any Redemption Date or Repayment Date (each being herein referred to as "Maturity") will be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Senior Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Senior Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date (which shall not be less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Company to the Holder of this Senior Note (or one or more Predecessor Notes) not less than 15 days prior to such Special Record Date, all as more fully provided in said Senior Indenture.

            If this Senior Note is in global form as specified above, while this Senior Note is represented by one or more global Senior Notes registered in the name of the Depository or its nominee, the Company will cause payments of principal of, premium, if any, and interest on such global Senior Notes to be made to the Depository or its nominee, as the case may be, by wire transfer to the extent, in the funds and in the manner required by agreements with, or regulations or procedures prescribed from time to time by, the Depository or its nominee, and otherwise in accordance with such agreements, regulations and procedures. If this Senior Note is in global form as specified above, the following legend is applicable except as specified on the reverse hereof: THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR OF THE DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR.

            If this Senior Note is in certificated form as specified above, payments of interest and, if this Senior Note is an Amortizing Note as specified above, principal on this Senior Note (other than interest, and if this Senior
Note is an Amortizing Note, principal payable at Stated Maturity) will be made by mailing a check to the Holder at the last address of the Holder appearing in the registry books of the Company on the applicable Regular Record Date. Notwithstanding the foregoing, the Company will make payments of interest and, in the case of Amortizing Notes, principal to each Holder of $10,000,000 or more in aggregate principal amount of Senior Notes in certificated form by wire transfer of

                                     A-1-3
immediately available funds if the applicable Holder has delivered appropriate wire transfer instructions in writing to the Trustee not less than 15 days prior to the applicable Interest Payment Date.

            If this Senior Note is in certificated form as specified above, payment of the principal of, and premium, if any, and interest on this Senior Note at Maturity will be made in immediately available funds upon surrender of this Senior Note accompanied by wire instructions at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York; provided that this Senior Note is presented to the Trustee in time for the Trustee to make such payment in such funds in accordance with its normal procedures.

            REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF AND THE ATTACHED ANNEX, IF ANY, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, or its successor as Trustee, or its agent, by manual signature of an authorized signatory, this Senior Note will not be entitled to any benefit under the Senior Indenture or be valid or obligatory for any purpose.

                                     A-1-4

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

                                   M.D.C. HOLDINGS, INC.

                                   By:
                                       ________________________________________
                                       Name:
                                       Title:

                                   By:
                                       ________________________________________
                                       Name:
                                       Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

U.S. Bank National Association, as Trustee, certifies that this is one of the Senior Notes referred to in the within mentioned Senior Indenture.

By:
   ________________________________________
   Name:
   Authorized Signatory

                                     A-1-5

                            [Reverse of Senior Note]

                              M.D.C. HOLDINGS, INC.
                             MEDIUM-TERM SENIOR NOTE
              DUE NINE MONTHS OR MORE FROM THE ORIGINAL ISSUE DATE

            1. General. This Senior Note is one of a duly authorized issue of securities of the Company (herein called the "Senior Notes"), issued and to be issued in one or more series under an Indenture, dated as of December 3, 2002, as supplemented from time to time (herein called the "Senior Indenture"), between the Company, the Guarantors and U.S. Bank National Association, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Senior Indenture), to which Senior Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Senior Notes and of the terms upon which the Senior Notes are, and are to be, authenticated and delivered. This Senior Note is one of the Senior Notes of the series designated on the face hereof. The Senior Notes of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption provisions, if any, may be subject to different sinking funds, purchase or analogous funds, if any, and may otherwise vary, all as provided in the Senior Indenture. The Senior Notes of this series may be issued from time to time in amounts up to an aggregate public offering price of $500,000,000; provided that the amount of Senior Notes sold will reduce the amount of Subordinated Notes that may be sold.

            2. Payments. Interest on this Senior Note will be payable on the Interest Payment Date or Interest Payment Dates as specified on the face hereof and, in either case, at Maturity.

            Unless otherwise specified on the face hereof, payments on this Senior Note with respect to any Interest Payment Date or Maturity will include interest accrued from and including the Original Issue Date, or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, to but excluding such Interest Payment Date or Maturity. Unless otherwise specified on the face hereof, interest on this Senior Note will be computed and paid on the basis of a 360-day year of twelve 30-day months.

            Unless otherwise specified on the face hereof, if this Senior Note is an Amortizing Note, payments with respect to this Senior Note will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof. If this Senior Note is an Amortizing Note, a table setting forth repayment information in respect to this Senior Note will be provided to the original purchaser hereof and will be available, upon request, to subsequent Holders.

            All percentages resulting from any calculation with respect to this Senior Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with five one-millionths of a percentage point being rounded upward) and all amounts used in or resulting from any such calculation with respect to this Senior Note will be rounded to the nearest cent (with one-half cent being rounded upwards).

            "Business Day" means any day other than a Legal Holiday.

            If any Interest Payment Date or the Maturity for this Senior Note falls on a day that is not a Business Day, then payment of principal, premium, if any, or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no additional interest will be payable for the period from and after the due date as a result of such delayed payment.

                                     A-1-6

            The Company is obligated to make payment of principal, premium, if any, and interest, if any, in respect of this Senior Note in U.S. dollars.

            3. Optional Redemption. Unless one or more Redemption Dates are specified on the face hereof, this Senior Note shall not be redeemable at the option of the Company prior to the Stated Maturity. If one or more Redemption Dates (or ranges of Redemption Dates) are so specified, this Senior Note will be subject to redemption on any such date (or during any such range) at the option of the Company, upon notice by first-class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the Redemption Date specified in such notice, at the applicable Redemption Price specified on the face hereof (expressed as a percentage of the principal amount of this Senior Note), together with accrued interest to the Redemption Date, but payments due with respect to this Senior Note prior to the Redemption Date will be payable to the Holder of this Senior Note, or one or more Predecessor Notes, of record at the close of business on the relevant Regular Record Date or Special Record Date, all as provided in the Senior Indenture. The Company may elect to redeem less than the entire principal amount hereof, provided that the principal amount, if any, of this Senior Note that remains outstanding after such redemption is an Authorized Denomination specified on the face hereof. In the event of redemption of this Senior Note in part only, the Company will not be required to (i) issue, register the transfer of or exchange any Senior Note during a period of 15 days immediately preceding the day of the first mailing of the notice of redemption or (ii) register the transfer or exchange of any Senior Note, or any portion thereof, called for redemption, except the unredeemed portion of any Senior Note being redeemed in part. Upon such partial redemption, this Senior Note will be canceled and a new Senior Note or Senior Notes representing the unredeemed portion hereof will be issued in the name of the Holder hereof.

            4. Optional Repayment. Unless one or more Repayment Dates are specified on the face hereof, this Senior Note shall not be repayable at the option of the Holder prior to the Stated Maturity. If one or more Repayment Dates (or ranges of Repayment Dates) are so specified, this Senior Note will be subject to repayment on any such date (or during any such range) at the option of the Holder at the applicable Repayment Price specified on the face hereof (expressed as a percentage of the principal amount of this Senior Note), together with accrued interest to the Repayment Date, but payments due with respect to this Senior Note prior to the Repayment Date will be payable to the Holder of this Senior Note, or one or more Predecessor Notes, of record at the close of business on the relevant Regular Record Date or Special Record Date, all as provided in the Senior Indenture. In order for this Senior Note to be repaid prior to Stated Maturity, the Trustee must receive at least 30 days but not more than 60 days prior to a Repayment Date: (a) appropriate wire transfer instructions and (b) either (i) this Senior Note with the form attached hereto entitled "Option to Elect Repayment" duly completed or (ii) a telegram, telex, facsimile transmission or letter (first class, postage prepaid) from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of this Senior Note, the principal amount of this Senior Note, the portion of the principal amount of this Senior Note to be repaid, the certificate number or a description of the tenor and terms of this Senior Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Senior Note with the form attached hereto entitled "Option to Elect Repayment" duly completed will be received by the Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause
(b)(ii) of the preceding sentence is followed, this Senior Note with such form duly completed must be received by the Trustee by such fifth Business Day. Exercise of the repayment option by the Holder of this Senior Note will be irrevocable, except that a Holder who has tendered this Senior Note for repayment may revoke such tender for repayment by written notice to the Trustee until the close of business on the tenth day prior to the Repayment Date. The repayment option may be exercised by the Holder for less than the entire principal amount hereof, provided that the principal amount, if any, of this Senior Note that remains outstanding after such repayment is an Authorized Denomination specified on the face hereof. No transfer or exchange of any Senior Note, or portion thereof, as to which a repayment

                                     A-1-7
option has been exercised will be permitted after such exercise. Upon such partial repayment, this Senior Note will be canceled and a new Senior Note or Senior Notes representing the unrepaid portion hereof will be issued in the name of the Holder hereof.

            If this Senior Note is in global form as specified on the face hereof, while this Senior Note is represented by one or more global Senior Notes registered in the name of the Depository or its nominee, the option for repayment may be exercised only by a participant that has an account with the Depository, on behalf of the beneficial owner of this Senior Note, by delivering a written notice substantially similar to the form attached hereto entitled "Option to Elect Repayment" duly completed to the Trustee at its Corporate Trust Office (or such other address of which the Company will from time to time notify the Holders), at least 30 days but not more than 60 days prior to a Repayment Date. A notice of election from a participant on behalf of the beneficial owner of this Senior Note to exercise the option to have this Senior Note repaid must be received by the Trustee prior to 5:00 P.M., New York City time, on the last day for giving such notice. In order to ensure that a notice is received by the Trustee on a particular day, the beneficial owner of this Senior Note must so direct the applicable participant before such participant's deadline for accepting instructions for that day. Different firms may have different deadlines for accepting instructions from their customers. Accordingly, the beneficial owner of this Senior Note should consult the participant through which such beneficial owner owns its interest herein for the deadline for such participant. All notices shall be executed by a duly authorized officer of such participant (with signatures guaranteed) and will be irrevocable. In addition, the beneficial owner of this Senior Note shall effect delivery at the time such notice of election is given to the Depository by causing the applicable participant to transfer such beneficial owner's interest in this Senior Note, on the Depository's records, to the Trustee.

            5. Optional Interest Reset. If so specified on the face hereof, the Company may reset the interest rate specified on the face hereof on the Reset Date or Dates specified on the face hereof. The Company may exercise such option by notifying the Trustee of such exercise at least 45 days but not more than 60 days prior to a Reset Date. If the Company so notifies the Trustee of such exercise, not later than 40 days prior to such Reset Date, the Trustee will mail (first class, postage prepaid) to the Holder of this Senior Note a notice (the "Reset Notice") setting forth (i) the Company's election to reset the interest rate, (ii) the new interest rate and (iii) the provisions, if any, for redemption during the period from such Reset Date to the next Reset Date, or if there is no next Reset Date, to the Stated Maturity of this Senior Note (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Subsequent Interest Period.

            Notwithstanding the foregoing, not later than 20 days prior to a Reset Date, the Company may, at its option, revoke the interest rate provided for in the Reset Notice and establish a higher interest rate for the Subsequent Interest Period commencing on such Reset Date by mailing or causing the Trustee to mail (first class, postage prepaid) notice of such higher interest rate to the Holder of this Senior Note. Such notice will be irrevocable. All Senior Notes with respect to which the interest rate is reset on a Reset Date to a higher interest rate will bear such higher interest rate, whether or not tendered for repayment as provided in the next paragraph.

            If the Company elects to reset the interest rate of this Senior Note, the Holder of this Senior Note will have the option to elect repayment of this Senior Note, in whole but not in part, on the Reset Date at a price equal to the principal amount hereof plus accrued interest to such Reset Date. In order for this Senior Note to be so repaid on a Reset Date, the Holder must follow the procedures specified under Paragraph 4 for optional repayment, except that the period for delivery of this Senior Note or notification to the Trustee will be at least 25 days but not more than 35 days prior to such Reset Date. If the Holder has tendered this Senior Note for repayment following receipt of a Reset Notice, the Holder

                                     A-1-8
may revoke such tender for repayment by written notice to the Trustee received prior to the close of business, on the tenth day prior to such Reset Date.

            6. Optional Extension of Maturity. If so specified on the face hereof, the Company may extend the Stated Maturity of this Senior Note for one or more periods, as specified on the face hereof (each, an "Extension Period"), up to but not beyond the date (the "Final Maturity Date") specified on the face hereof. The Company may exercise such option with respect to this Senior Note by notifying the Trustee of such exercise at least 45 days but not more than 60 days prior to the Stated Maturity of this Senior Note in effect prior to the exercise of such option. If the Company so notifies the Trustee of such exercise, the Trustee will mail (first class, postage prepaid), not later than 40 days prior to the Stated Maturity then in effect, to the Holder of this Senior Note a notice (the "Extension Notice") relating to such Extension Period setting forth: (i) the Company's election to extend the Stated Maturity of this Senior Note, (ii) the new Stated Maturity (which shall then be considered the Stated Maturity for all purposes of this Senior Note), (iii) the interest rate applicable to such Extension Period and (iv) the provisions, if any, for redemption during such Extension Period, including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Extension Period. Upon the Trustee's mailing of the Extension Notice, the Stated Maturity of this Senior Note will be extended automatically and, except as modified by the Extension Notice and as described in the next two paragraphs, this Senior Note will have the same terms as prior to the mailing of such Extension Notice.

            Notwithstanding the foregoing, not later than 20 days prior to the Stated Maturity of this Senior Note which was in effect prior to the mailing of an Extension Notice, the Company may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by mailing or causing the Trustee to mail (first class, postage prepaid) notice of such higher interest rate to the Holder of this Senior Note. Such notice will be irrevocable. All Senior Notes with respect to which the Stated Maturity is extended will bear such higher interest rate for the Extension Period, whether or not tendered for repayment as provided in the next paragraph.

            If the Company elects to extend the Stated Maturity of this Senior Note, the Holder will have the option to elect repayment of this Senior Note, in whole but not in part, on the Stated Maturity in effect prior to the mailing of the Extension Notice at a price equal to the principal amount hereof, plus accrued interest to such date. In order for this Senior Note to be so repaid on the Stated Maturity in effect prior to the mailing of the Extension Notice, the Holder of this Senior Note must follow the procedures specified under Paragraph 4 for optional repayment, except that the period for delivery of this Senior Note or notification to the Trustee will be at least 25 days but not more than 35 days prior to such Stated Maturity. If the Holder has tendered this Senior Note for repayment following receipt of an Extension Notice, the Holder may revoke such tender for repayment by written notice to the Trustee received prior to the close of business, on the tenth day prior to such Stated Maturity.

            7. Optional Renewal. If so specified on the face hereof, the Holder may renew the term of this Senior Note on an Interest Payment Date specified on the face hereof occurring in or prior to the twelfth month following the Original Issue Date (the "Initial Maturity Date"). On the Interest Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof) prior to the Initial Maturity Date (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of a Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Senior Note may be extended to the Interest Payment Date occurring in the twelfth month (or in the last month of a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder elects to extend the term of this Senior Note as provided below. If the Holder does not elect to extend the term of any portion of the principal amount of this Senior Note during the specified period

                                     A-1-9
prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or in the last month of a Special Election Interval) after such Renewal Date (the "New Maturity Date").

            In order for the term of this Senior Note to be renewed prior to a Renewal Date, the Trustee must receive at its Corporate Trust Office, at least 15 days but not more than 30 days prior to a Renewal Date (unless another period is specified on the face hereof as the "Special Election Period"), notice to such effect. Such election will be irrevocable and will be binding upon each subsequent Holder of this Senior Note. The Holder may elect to renew the term of this Senior Note with respect to less than the entire principal amount hereof only if so specified on the face hereof and only in such principal amount, or any integral multiple in excess thereof, as specified on the face hereof. Notwithstanding the foregoing, the term of this Senior Note may not be extended beyond the Stated Maturity specified on the face hereof.

            If the Holder does not elect to renew the term of this Senior Note, this Senior Note must be presented to the Trustee (or any Paying Agent) simultaneously with notice thereof (or, in the event such notice, together with a guarantee of delivery, is transmitted on behalf of a Holder from a member of a national securities exchange, the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States, within five Business Days after the date of such notice). If this Senior Note is in certificated form, as soon as practicable following receipt of this Senior Note, the Trustee (or any Paying Agent) shall issue in exchange therefor in the name of such Holder: (i) a Senior Note, in principal amount equal to the principal amount of such exchanged Senior Note for which the election to renew the term thereof was not exercised, with terms identical to those specified herein (except for the Original Issue Date and the Initial Interest Rate and except that such Senior Note shall have a fixed, nonrenewable Stated Maturity on the New Maturity Date); and (ii) a replacement Senior Note, in a principal amount equal to the principal amount, if any, of such exchanged Senior Note for which the election to renew was made, with terms identical to the exchanged Senior Note.

            8. Sinking Fund. This Senior Note is not subject to a sinking fund unless otherwise specified on the face hereof.

            9. Original Issue Discount Notes. Notwithstanding anything herein to the contrary, if this Senior Note is an Original Issue Discount Note as specified on the face hereof, the amount payable in the event the principal amount hereof is declared to be due and payable immediately by reason of an Event of Default or in the event of redemption or repayment hereof prior to the Stated Maturity hereof, in lieu of the principal amount due at the Stated Maturity hereof, will be the Amortized Face Amount of this Senior Note as of the date of declaration, redemption or repayment, as the case may be. The "Amortized Face Amount" of this Senior Note will be the amount equal to the sum of (i) the principal amount of this Senior Note multiplied by the Issue Price specified on the face hereof and (ii) the portion of the difference between the dollar amount determined pursuant to the preceding clause (i) and the principal amount hereof that has accrued at the Yield to Maturity specified on the face hereof (computed in accordance with generally accepted United States bond yield computation principles) to such date of declaration, redemption or repayment, as the case may be, but in no event will the Amortized Face Amount of this Senior Note exceed its principal amount.

            For the purpose of determining whether Holders of the requisite principal amount of Senior Notes of a series outstanding under the Senior Indenture have made a demand or given a notice or waiver or taken any other action, the outstanding principal amount of Original Issue Discount Notes will be the Amortized Face Amount of such Senior Notes as of the date of such determination as specified above.

                                     A-1-10

            10. Events of Default. If any Event of Default with respect to Senior Notes of this series shall occur and be continuing, the principal of the Senior Notes of this series may be declared due and payable in the manner and with the effect provided in the Senior Indenture; provided, however, that notwithstanding anything herein to the contrary, if this Senior Note is an Original Issue Discount Note, the amount so declared to be due and payable will be the Amortized Face Amount of this Senior Note as of the date of such declaration as specified under Paragraph 9.

            11. Governing Law. The Senior Indenture and the Senior Notes will be governed by and construed in accordance with the laws of the State of New York.

            12. Denominations, Transfer, Exchange. The Senior Notes are in registered form without coupons in denominations of $1,000 and integral multiplies of $1,000. A Holder may transfer or exchange Senior Notes by presentation of such Senior Notes to the Registrar or a co-Registrar with a request to register the transfer or to exchange then for an equal principal amount of Senior Notes of a different Authorized Denomination. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Senior Indenture. The Registrar need not transfer or exchange any Senior Note selected for redemption, except the unredeemed part thereof if the Senior
Note is redeemed in part, or transfer or exchange of any Senior Note for a period for 15 days before a selection of Senior Notes to be redeemed.

            13. Persons Deemed Owners. The registered Holder of this Senior Note shall be treated as the owner of it for all purposes.

            14. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to money must look to the Company for payment unless an abandoned property law designates another person.

            15. Amendment, Supplement, Waiver. Subject to certain exceptions, the Senior Indenture or the Senior Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the outstanding Senior Notes and any past default or compliance with any provision relating to the Senior Notes may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the outstanding Senior Notes. Without the consent of any Holder, the Company and the Trustee may amend or supplement the Senior Indenture or the Senior Notes to cure any ambiguity, defect or inconsistency, to provide for uncertificated Senior Notes in addition to or in place of certificated Senior Notes, to remove a Guarantor which, in accordance with the terms of the Supplemental Indenture, ceases to be liable in respect of its Guarantee, or to make any other change, provided such action does not adversely affect the rights of any Holder. No reference herein to the Senior Indenture and no provision of this Senior Note or of the Senior Indenture will alter or impair the right of the Holder of this Senior Note, which is absolute and unconditional, to receive payment of the principal of, and premium, if any, and interest on this Senior Note at the times, places and rates, and in the coin or currency, herein prescribed.

            16. Successor Corporation. When a successor corporation assumes all of the obligations of its predecessor under the Senior Notes and the Senior Indenture, the predecessor corporation will be released from those obligations, except that a lease of all or substantially all its assets does not release the predecessor from its obligations to pay the principal of and premium, if any, and interest, if any, on the Senior Notes.

            17. Trustee Dealings With Company. U.S. Bank National Association, the Trustee under the Senior Indenture, in its individual or any other capacity, may make loans to, accept deposits

                                     A-1-11
from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates.

            18. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Senior Notes or the Senior Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Senior Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Senior Notes.

            19. Discharge of Senior Indenture. The Senior Indenture contains certain provisions pertaining to defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

            20. Authentication. This Senior Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Senior Note.

            21. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entirety, JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                                     A-1-12

                            OPTION TO ELECT REPAYMENT

      [To be completed only if this Senior Note is repayable at the option of the Holder and the Holder elects to exercise such rights]

            The undersigned owner of this Senior Note hereby irrevocably elects to have the Company repay the principal amount of this Senior Note or portion hereof below designated at the applicable Repayment Price indicated on the face hereof plus accrued interest to the Repayment Date pursuant to Paragraph 4 of this Senior Note.

            If less than the entire principal amount of this Senior Note, specify the portion to be repaid:

            Specify the denomination(s) (which shall be an Authorized Denomination) of the Senior Note or Senior Notes to be issued to the undersigned for the portion of this Senior Note not being repaid (in the absence of any specification, one such Senior Note will be issued for the portion not being repaid):

Dated:

            Signature  _________________________________________________
                       Sign exactly as name appears on the front of this Senior Note.

            Indicate address where check is to be sent, if repaid:

            _____________________________________
            _____________________________________

            SOCIAL SECURITY OR OTHER TAXPAYER ID NUMBER

            _____________________________________
            _____________________________________

NOTICE: THE SIGNATURE TO THIS OPTION TO ELECT REPAYMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                     A-1-13

                                 ASSIGNMENT FORM

            If you, the Holder, want to assign this Senior Note, fill in the form below:

            I or we assign and transfer this Senior Note to:

________________________________________________________________________________

________________________________________________________________________________
              (Insert assignee's social security or tax ID number)

________________________________________________________________________________
             (Print or type assignee's name, address, and zip code)

and irrevocably appoint:

________________________________________________________________________________

________________________________________________________________________________
agent to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.
________________________________________________________________________________

Date: __________________________  Your signature: ______________________________
       (Sign exactly as your name appears on the other side of this Senior Note)

                                     A-1-14

Signature Guarantee:____________________________________________________________

                               SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     A-1-15

             [FORM OF NOTATION ON SENIOR NOTE RELATING TO GUARANTEE]

                                    GUARANTEE

            The undersigned (the "Guarantors") have fully and unconditionally guaranteed, jointly and severally (such guarantee by each Guarantor being referred to herein as the "Guarantee") (i) the due and punctual payment of the principal of and interest on the Senior Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Senior Notes, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders of Senior Notes or the Trustee all in accordance with the terms set forth in Article Six of the Supplemental Indenture and (ii) in case of any extension of time of payment or renewal of any Senior Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

            No past, present or future stockholder, officer, director, employee or incorporator, as such, of any of the Guarantors shall have any liability under the Guarantee by reason of such person's status as stockholder, officer, director, employee or incorporator. Each holder of a Senior Note by accepting a Senior Note waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Guarantees.

            Each holder of a Senior Note by accepting a Senior Note agrees that any Guarantor named below shall have no further liability with respect to its Guarantee if such Guarantor otherwise ceases to be liable in respect of its Guarantee in accordance with the terms of the Supplemental Indenture.

                                     A-1-16

            The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Senior Notes upon which the Guarantee is noted shall have been executed by the Trustee under the Supplemental Indenture by the manual signature of one of its authorized officers.

                                      [GUARANTORS]

                                       By:______________________________________
                                          Name:
                                          Title:

                                     A-1-17

                                                                     EXHIBIT A-2

            THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE SENIOR INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE SENIOR INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE SENIOR INDENTURE.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                     A-2-1

                  Form of Medium Term Floating Rate Senior Note

                              [Face of Senior Note]

                              M.D.C. HOLDINGS, INC.

CUSIP NO.
REGISTERED NO.FL             MEDIUM-TERM SENIOR NOTE        PRINCIPAL AMOUNT: $

              Due Nine Months or More from the Original Issue Date

            The following summary of terms is subject to the information set forth on the reverse hereof:

ORIGINAL ISSUE DATE:                                          TYPE (if other than regular):     Floating Rate/Fixed Rate
                                                                                                Inverse Floating Rate

STATED MATURITY:                                              FIXED INTEREST RATE (If applicable):

SPECIFIED CURRENCY:        U.S. dollars                       FIXED INTEREST RATE COMMENCEMENT DATE:

AUTHORIZED DENOMINATIONS (if other than $1,000 and            OPTION TO REDEEM:              [ ] Yes   [ ] No
integral multiples thereof):

FORM:   Global/Book-Entry Certificated                        REDEMPTION DATE(S):

PAYING AGENT (if other than the Trustee):                     REDEMPTION PRICE(S):

INITIAL INTEREST RATE:                                        OPTION TO ELECT REPAYMENT:     [ ] Yes   [ ] No

     MAXIMUM INTEREST RATE:                                   REPAYMENT DATE(S):

     MINIMUM INTEREST RATE:                                   REPAYMENT PRICE(S):

INTEREST PAYMENT DATES:                                       OPTION TO EXTEND ORIGINAL STATED MATURITY:
                                                                            [ ] Yes   [ ] No

REGULAR RECORD DATES:                                         EXTENSION PERIOD:

SINKING FUND:        [ ] Yes   [ ] No                         NUMBER OF EXTENSION PERIODS:

ORIGINAL ISSUE DISCOUNT:                                      FINAL MATURITY DATE:

SECURITY (Discount Note):                                     OPTION TO RENEW:               [ ] Yes   [ ] No

[ ] Yes (see below)          [ ] No

AMORTIZING SECURITY:             [ ] Yes                      INITIAL MATURITY DATE:

                                 [ ] No

OTHER PROVISIONS:                                             RENEWAL TERMS:

ANNEX ATTACHED:             [ ] Yes   [ ] No                  OPTION TO RESET:               [ ] Yes   [ ] No

SPREAD:                                                       RESET DATE(S):

SPREAD MULTIPLIER:                                            RESET BASIS:

                                     A-2-2

CALCULATION AGENT (if other than the Trustee):                RESET PERIOD:

INTEREST RATE BASIS:                                          INTEREST RESET DATE(S):

CD Rate [ ]                  LIBOR [ ]

CMT Rate [ ]                 LIBOR Reuters [ ]

Commercial Paper Rate [ ]    LIBOR Moneyline Telerate [ ]

Eleventh District Cost of Funds Rate [ ] Treasury Rate [ ]

Federal Funds Rate:  [ ]     Other: [ ]

INDEX MATURITY:                                               INTEREST DETERMINATION DATE(S):

            If this Senior Note was issued with "original issue discount" for purposes of Section 1273 of the Internal Revenue Code of 1986, as amended, the following shall be completed:

ISSUE PRICE (expressed as a percentage of aggregate principal amount):

TOTAL AMOUNT OF OID:

SHORT ACCRUAL PERIOD OID:

YIELD TO MATURITY:

METHOD USED TO DETERMINE YIELD FOR SHORT ACCRUAL PERIOD:   Approximate   Exact

            M.D.C. HOLDINGS, INC., a Delaware corporation, hereby promises to pay to _______________ or registered assigns, the principal amount specified above on the Stated Maturity shown above, and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be.

            Interest will be paid on the Interest Payment Date(s) specified above, commencing with the first such Interest Payment Date next succeeding the Original Issue Date shown above (except as provided below), at the rate per annum specified above, until the principal hereof is paid or made available for payment and on the Stated Maturity. The first payment of interest on any Senior Note originally issued between a Regular Record Date and the next Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Senior Indenture, be paid to the Person in whose name this Senior Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date specified above next preceding such Interest Payment Date; provided, however, that interest payable at the Stated Maturity or any Redemption Date or Repayment Date (each being herein referred to as "Maturity") will be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Senior Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Senior Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date (which shall not be less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Company to the Holder

                                     A-2-3
of this Senior Note (or one or more Predecessor Notes) not less than 15 days prior to such Special Record Date, all as more fully provided in said Senior Indenture.

            If this Senior Note is in global form as specified above, while this Senior Note is represented by one or more global Senior Notes registered in the name of the Depository or its nominee, the Company will cause payments of principal of, premium, if any, and interest on such global Senior Notes to be made to the Depository or its nominee, as the case may be, by wire transfer to the extent, in the funds and in the manner required by agreements with, or regulations or procedures prescribed from time to time by, the Depository or its nominee, and otherwise in accordance with such agreements, regulations and procedures. If this Senior Note is in global form as specified above, the following legend is applicable except as specified on the reverse hereof: THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR OF THE DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR.

            If this Senior Note is in certificated form as specified above, payments of interest and, if this Senior Note is an Amortizing Note as specified above, principal on this Senior Note (other than interest, and if this Senior
Note is an Amortizing Note, principal payable at Stated Maturity) will be made by mailing a check to the Holder at the last address of the Holder appearing in the registry books of the Company on the applicable Regular Record Date. Notwithstanding the foregoing, the Company will make payments of interest and, in the case of Amortizing Notes, principal to each Holder of $10,000,000 or more in aggregate principal amount of Senior Notes in certificated form by wire transfer of immediately available funds if the applicable Holder has delivered appropriate wire transfer instructions in writing to the Trustee not less than 15 days prior to the applicable Interest Payment Date.

            If this Senior Note is in certificated form as specified above, payment of the principal of, and premium, if any, and interest on this Senior Note at Maturity will be made in immediately available funds upon surrender of this Senior Note accompanied by wire instructions at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York; provided that this Senior Note is presented to the Trustee in time for the Trustee to make such payment in such funds in accordance with its normal procedures.

            REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF AND THE ATTACHED ANNEX, IF ANY, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, or its successor as Trustee, or its agent, by manual signature of an authorized signatory, this Senior Note will not be entitled to any benefit under the Senior Indenture or be valid or obligatory for any purpose.

                                     A-2-4

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                       M.D.C. HOLDINGS, INC.

                             By:_______________________________
                                Name:
                                Title:

                             By:_______________________________
                                Name:
                                Title:

                                     A-2-5

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
U.S. Bank National Association, as Trustee, certifies that this is one of the Senior Notes referred to in the within mentioned Senior Indenture.

U.S. BANK NATIONAL ASSOCIATION,
  as Trustee

By:______________________________________
   Name:
   Authorized Signatory

                                     A-2-6

                            [Reverse of Senior Note]

                              M.D.C. HOLDINGS, INC.

                             MEDIUM-TERM SENIOR NOTE
              DUE NINE MONTHS OR MORE FROM THE ORIGINAL ISSUE DATE

            1. General. This Senior Note is one of a duly authorized issue of securities of the Company (herein called the "Senior Notes"), issued and to be issued in one or more series under an Indenture, dated as of December 3, 2002, as supplemented from time to time (herein called the "Senior Indenture"), between the Company, the Guarantors and U.S. Bank National Association, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Senior Indenture), to which Senior Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Senior Notes and of the terms upon which the Senior Notes are, and are to be, authenticated and delivered. This Senior Note is one of the Senior Notes of the series designated on the face hereof. The Senior Notes of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption provisions, if any, may be subject to different sinking funds, purchase or analogous funds, if any, and may otherwise vary, all as provided in the Senior Indenture. The Senior Notes of this series may be issued from time to time in amounts up to an aggregate public offering price of $500,000,000; provided that the amount of Senior Notes sold will reduce the amount of Subordinated Notes that may be sold.

            2. Interest Rate Calculations; Payments. The interest rate on this Senior Note will be equal to the interest rate calculated by reference to the Interest Rate Basis specified on the face hereof (i) plus or minus the Spread, if any, (ii) multiplied by the Spread Multiplier, if any, or (iii) plus or minus the Spread, if any, and multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) specified on the face hereof as being applicable to this Senior Note, and the "Spread Multiplier" is the percentage specified on the face hereof as being applicable to this Senior Note. Specified on the face hereof is the Interest Rate Basis and the Spread and/or Spread Multiplier, if any, and the maximum and/or minimum interest rate, if any, applicable to this Senior Note. Specified on the face hereof are particulars as to the Calculation Agent (unless otherwise specified, U.S. Bank National Association (in such capacity, the "Calculation Agent")), Index Maturity, Original Issue Date, the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date specified on the face hereof (the "Initial Interest Rate"), Interest Determination Dates, Interest Payment Dates, Regular Record Dates and Interest Reset Dates with respect to this Senior Note.

            Except as provided below, the Interest Payment Dates for the payment of interest and, if this Senior Note is an Amortizing Note, principal on this Senior Note will be: (i) if this Senior Note resets daily, weekly or monthly, the third Wednesday of each month or the third Wednesday of March, June, September and December of each year, as specified on the face hereof; (ii) if this Senior Note resets quarterly, the third Wednesday of March, June, September and December of each year, as specified on the face hereof; (iii) if this Senior Note resets semi-annually, the third Wednesday of each of the two months of each year specified on the face hereof; and (iv) if this Senior Note resets annually, the third Wednesday of the one month of each year specified on the face hereof; and, in each case, at Maturity. If any Interest Payment Date, other than Maturity, for this Senior Note is not a Business Day for this Senior Note, such Interest Payment Date will be postponed to the next succeeding Business Day for this Senior Note, except that if the Interest Rate Basis specified on the face hereof is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day,

                                     A-2-7
in each case with the same force and effect as if made on the Interest Payment Date. If the Maturity for this Senior Note falls on a day that is not a Business Day, then payment of principal, premium, if any, or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no additional interest will be payable for the period from and after the due date as a result of such delayed payment.

            The rate of interest on this Senior Note will be reset daily, weekly, monthly, quarterly, semi-annually or annually (such period being the "Reset Period" for this Senior Note, and the first day of each Reset Period being an "Interest Reset Date"), as specified on the face hereof. Unless otherwise specified on the face hereof, the Interest Reset Date will be: (i) if this Senior Note resets daily, each Business Day for this Senior Note; (ii) if this Senior Note resets weekly (unless the Interest Rate Basis specified on the face hereof is the Treasury Rate), the Wednesday of each week; (iii) if this Senior Note resets weekly and the Interest Rate Basis specified on the face hereof is the Treasury Rate, the Tuesday of each week (except as specified below); (iv) if this Senior Note resets monthly (unless the Interest Rate Basis specified on the face hereof is the Eleventh District Cost of Funds Rate), the third Wednesday of each month; (v) if this Senior Note resets monthly and the Interest Rate Basis specified on the face hereof is the Eleventh District Cost of Funds Rate, the first calendar day of each month; (vi) if this Senior Note resets quarterly, the third Wednesday of each March, June, September and December; (vii) if this Senior Note resets semi-annually, the third Wednesday of each of the two months of each year specified on the face hereof; and (viii) if this Senior Note resets annually, the third Wednesday of the one month of each year specified on the face hereof; provided, however, that the interest rate in effect from the Original Issue Date to but excluding the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof. If the Interest Reset Date is not a Business Day for this Senior Note, the Interest Reset Date will be postponed to the next succeeding Business Day for this Senior Note, except that if the Interest Rate Basis specified on the face hereof is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Reset Date will be the immediately preceding London Business Day. Each adjusted rate will be applicable on and after the Interest Reset Date to which it relates to but excluding the next succeeding Interest Reset Date or until Maturity.

            The interest rate for each Reset Period will be the rate determined by the Calculation Agent on the Calculation Date (as defined below) pertaining to the Interest Determination Date pertaining to the Interest Reset Date for such Reset Period; provided, however, that if the Interest Rate Basis specified on the face hereof is LIBOR or the Eleventh District Cost of Funds Rate, such rate will be determined on the applicable Interest Determination Date. Unless otherwise specified on the face hereof, the "Interest Determination Date" pertaining to an Interest Reset Date will be: (i) if the Interest Rate Basis specified on the face hereof is the Commercial Paper Rate (the "Commercial Paper Interest Determination Date"), the Federal Funds Rate (the "Federal Funds Interest Determination Date") or the Prime Rate (the "Prime Interest Determination Date"), the Business Day immediately preceding such Interest Reset Date; (ii) if the Interest Rate Basis specified on the face hereof is the CD Rate (the "CD Interest Determination Date") or the CMT Rate (the "CMT Interest Determination Date"), the second Business Day immediately preceding such Interest Reset Date; (iii) if the Interest Rate Basis specified on the face hereof is the Eleventh District Cost of Funds Rate (the "Eleventh District Interest Determination Date"), the last Business Day of the month immediately preceding such Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the FHLB Index (as defined below under "Determination of Eleventh District Cost of Funds Rate"); (iv) if the Interest Rate Basis specified on the face hereof is LIBOR (the "LIBOR Interest Determination Date"), the second London Business Day immediately preceding such Interest Reset Date; and (v) if the Interest Rate Basis specified on the face hereof is the Treasury Rate (the "Treasury Interest Determination Date"), the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on

                                     A-2-8
the preceding Friday. If an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Reset Period commencing in the next succeeding week. Unless otherwise specified on the face hereof, the "Calculation Date" pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after the Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, and (ii) the Business Day preceding the applicable Interest Payment Date or Maturity, as the case may be.

            "Business Day" means any day other than a Legal Holiday.

            "Index Maturity" means the period to maturity of the instrument or obligation on which the interest rate basis or bases will be calculated, as specified on the face hereof.

            "London Business Day" means any day on which dealings in deposits in the Designated LIBOR Currency are transacted in the London interbank market.

            Unless otherwise specified on the face hereof, payments on this Senior Note with respect to any Interest Payment Date or Maturity will include interest accrued from and including the Original Issue Date, or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, to but excluding such Interest Payment Date or Maturity. Accrued interest is calculated by multiplying the outstanding principal amount of this Senior Note by an accrued interest factor. Unless otherwise specified on the face hereof, this accrued interest factor is computed by adding the interest factors calculated for each day from the Original Issue Date, or from the last date to which interest has been paid or duly provided for, to but excluding the date for which accrued interest is being calculated. Unless otherwise specified on the face hereof, the interest factor for each such day is computed by dividing the interest rate applicable to such day by 360, if the Interest Rate Basis specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate, the Eleventh District Cost of Funds Rate, the Prime Rate or LIBOR, or by the actual number of days in the year, if the Interest Rate Basis specified on the face hereof is the CMT Rate or Treasury Rate.

            Unless otherwise specified on the face hereof, if this Senior Note is an Amortizing Note, payments with respect to this Senior Note will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof. If this Senior Note is an Amortizing Note, a table setting forth repayment information in respect to this Senior Note will be provided to the original purchaser hereof and will be available, upon request, to subsequent Holders.

            The Calculation Agent will calculate the interest rate on this Senior Note, as provided below. The Calculation Agent will, upon the request of the Holder of this Senior Note, provide the interest rate then in effect and, if different, the interest rate which will become effective as a result of a determination made with respect to the most recent Interest Determination Date with respect to this Senior Note. For purposes of calculating the rate of interest payable on this Senior Note, the Company has entered into or will enter into an agreement with the Calculation Agent. The Calculation Agent's determination of any interest rate will be at its sole discretion and will, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Senior Note.

            Notwithstanding the determination of the interest rate as provided below, the interest rate on this Senior Note for any interest period will not be greater than the maximum interest rate, if any, or less than the minimum interest rate, if any, specified on the face hereof. The interest rate on this Senior Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

                                     A-2-9

            Determination of CD Rate. If the Interest Rate Basis specified on the face hereof is the CD Rate, the interest rate determined with respect to any CD Interest Determination Date will be the CD Rate on such CD Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, as specified on the face hereof.

            Unless otherwise specified on the face hereof, "CD Rate" means, with respect to any CD Interest Determination Date, the rate on such date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates," or any successor publication of the Board of Governors ("H.15(519)") under the caption "CDs (Secondary Market)."

            If such rate is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date, then the CD Rate with respect to such CD Interest Determination Date will be the rate on such CD Interest Determination Date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve Bank of New York in its daily update of H.15(519), available through the website of the Board of Governors at www.federalreserve.gov/releases/h15/update, or any successor publication ("H.15(519) Update") under the caption "CDs (Secondary Market)."

            If such rate is not published in either H.15(519) or H.15 Daily Update by 3:00 P.M., New York City time, on such Calculation Date, then the CD Rate with respect to such CD Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity specified on the face hereof in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate with respect to such CD Interest Determination Date will be the CD Rate in effect on such CD Interest Determination Date.

            Determination of CMT Rate. If the Interest Rate Basis specified on the face hereof is the CMT Rate, the interest rate determined with respect to any CMT Interest Determination Date will be the CMT Rate on such CMT Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, as specified on the face hereof.

            Unless otherwise specified on the face hereof, "CMT Rate" means, with respect to any CMT Interest Determination Date, the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption ". . . Treasury Constant Maturities . . . Federal Reserve Board Release H.15 . . . Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7051, such CMT Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the average for the week or the month, as specified on the face hereof, ended immediately preceding the week or month, as applicable, in which the related CMT Interest Determination Date occurs.

            If such rate is no longer displayed on the relevant page or is not displayed by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate with respect to such CMT Interest Determination Date will be the treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519).

                                     A-2-10

            If such rate is no longer published or is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate with respect to such CMT Interest Determination Date will be the treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date pertaining to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519).

            If such information is not provided by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate with respect to such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date reported, according to their written records, by three leading U.S. government securities dealers (each, a "Reference Dealer") in The City of New York identified by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct non-callable fixed rate obligations of the United States ("Treasury Securities") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year; provided, however, that if three or four, but not five, of such Reference Dealers provide quotations as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotations will be eliminated.

            If the Calculation Agent cannot obtain three such Treasury Security quotations, the CMT Rate with respect to such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date reported, according to their written records, by three Reference Dealers in The City of New York identified by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for Treasury Securities with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount that is representative for a single transaction in that market at that time; provided, however, that if three or four, but not five, of such Reference Dealers provide quotations as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotations will be eliminated. If two Treasury Securities with an original maturity as described in the preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury Security with the shorter remaining term to maturity will be used.

            If fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Interest Determination Date.

            "Designated CMT Telerate Page" means the display on the Telerate Service, or any successor service, on the page specified on the face hereof for the purpose of displaying Treasury Constant Maturities as published in H.15(519) (or any other page as may replace such page on that service, or any successor service, for the purpose of displaying Treasury Constant Maturities as published

                                     A-2-11
in H.15(519)). If no such page is specified on the face hereof, the Designated CMT Telerate Page will be 7052 for the most recent week.

            "Designated CMT Maturity Index" means the original period to maturity of the Treasury Securities (either one, two, three, five, seven, ten, twenty or thirty years) specified on the face hereof with respect to which the CMT Rate will be calculated. If no such maturity is specified on the face hereof, the Designated CMT Maturity Index will be two years.

            Determination of Commercial Paper Rate. If the Interest Rate Basis specified on the face hereof is the Commercial Paper Rate, the interest rate determined with respect to any Commercial Paper Interest Determination Date will be the Commercial Paper Rate on such Commercial Paper Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, as specified on the face hereof.

            Unless otherwise specified on the face hereof, "Commercial Paper Rate" means, with respect to any Commercial Paper Interest Determination Date, the Money Market Yield (calculated as described below) of the rate on such date for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Commercial Paper-Nonfinancial."

            If such rate is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Commercial Paper Interest Determination Date, then the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will be the Money Market Yield of the rate on such Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof as published in H.15 Daily Update under the caption "Commercial Paper-Nonfinancial."

            If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or H.15 Daily Update, then the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will be calculated by the Calculation Agent and will be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized statistical rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

            "Money Market Yield" means be a yield (expressed as a percentage rounded, if necessary, to the nearest one hundred-thousandth of a percent) calculated in accordance with the following formula:

            Money Market Yield =              D x 360        x 100
                                         --------------------
                                          360 - (D x M)

where "D" refers to the per annum rate for commercial paper, quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the period for which accrued interest is being calculated.

            Determination of Eleventh District Cost of Funds Rate. If the Interest Rate Basis specified on the face hereof is the Eleventh District Cost of Funds Rate, the interest rate determined with

                                     A-2-12
respect to any Eleventh District Interest Determination Date will be the Eleventh District Cost of Funds Rate on such Eleventh District Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, specified on the face hereof.

            Unless otherwise specified on the face hereof, "Eleventh District Cost of Funds Rate" means, with respect to any Eleventh District Interest Determination Date, the rate equal to the monthly weighted average cost of funds for the calendar month preceding such Eleventh District Interest Determination Date as set forth under the caption "11th District" on display on Moneyline Telerate (or any successor service) on Page 7058 (or any successor page as may replace such page on such service) as of 11:00 A.M., San Francisco time, on such Eleventh District Interest Determination Date.

            If such rate does not appear on Moneyline Telerate Page 7058 on such Eleventh District Interest Determination Date, the Eleventh District Cost of Funds Rate with respect to such Eleventh District Interest Determination Date will be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "FHLB Index") by the FHLB of San Francisco as such cost of funds for the calendar month immediately preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month immediately preceding such Eleventh District Interest Determination Date, then the Eleventh District Cost of Funds Rate with respect to such Eleventh District Interest Determination Date will be the Eleventh District Cost of Funds Rate then in effect on such Eleventh District Interest Determination Date.

            Determination of Federal Funds Rate. If the Interest Rate Basis specified on the face hereof is the Federal Funds Rate, the interest rate determined with respect to any Federal Funds Interest Determination Date will be the Federal Funds Rate on such Federal Funds Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, specified on the face hereof.

            Unless otherwise specified on the face hereof, "Federal Funds Rate" means, with respect to any Federal Funds Interest Determination Date, the rate on such date for Federal Funds as published in H.15(519) under the caption "Federal Funds (effective)" and displayed on Moneyline Telerate (or any successor service) on Page 120 (or any successor page as may replace such page on such service) ("Moneyline Telerate Page 120").

            If such rate does not so appear on Moneyline Telerate Page 120 or is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, then the Federal Funds Rate with respect to such Federal Funds Interest Determination Date will be the rate on such Federal Funds Interest Determination Date as published in
H.15 Daily Update under the caption "Federal Funds (effective)."

            If such rate is not published by 3:00 P.M., New York City time, on such Calculation Date, then the Federal Funds Rate with respect to such Federal Funds Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates as of 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Federal Funds Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.

                                     A-2-13

            Determination of LIBOR. If the Interest Rate Basis specified on the face hereof is LIBOR, the interest rate determined with respect to any LIBOR Interest Determination Date will be LIBOR on such LIBOR Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, specified on the face hereof.

            Unless otherwise specified on the face hereof, LIBOR means, with respect to any LIBOR Interest Determination Date, the rate determined by the Calculation Agent in accordance with the following provisions:

            (a) With respect to any LIBOR Interest Determination Date, LIBOR will be either: (i) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page (as defined below) by its terms provides only for a single rate, in which case such single rate will be used) for deposits in the Designated LIBOR Currency (as defined below) having the Index Maturity specified on the face hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, which appear on the Designated LIBOR Page specified on the face hereof as of 11:00 A.M., London time, on such LIBOR Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page; or (ii) if "LIBOR Moneyline Telerate" is specified on the face hereof, the rate for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, which appears on the Designated LIBOR Page specified on the face hereof as of 11:00 A.M., London time, on such LIBOR Interest Determination Date. Notwithstanding the foregoing, if fewer than two offered rates appear on the Designated LIBOR Page with respect to LIBOR Reuters (unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate will be used), or if no rate appears on the Designated LIBOR Page with respect to LIBOR Moneyline Telerate, whichever may be applicable, LIBOR with respect to such LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in paragraph (b) below.

            (b) With respect to any LIBOR Interest Determination Date on which fewer than two offered rates appear on the Designated LIBOR Page with respect to LIBOR Reuters (unless the Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate will be used), or on which no rate appears on the Designated LIBOR Page with respect to LIBOR Moneyline Telerate, as the case may be, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered rate quotation for deposits in the Designated LIBOR Currency for the period of the Index Maturity specified on the face hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market as of 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Designated LIBOR Currency in such market at such time. If at least two such quotations are provided, LIBOR with respect to such LIBOR Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR with respect to such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted as of 11:00 A.M., in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loans in the Designated LIBOR Currency to leading European banks, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date having the Index Maturity specified on the face hereof in a principal amount that is representative for a

                                     A-2-14
      single transaction in such Designated LIBOR Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

            "Designated LIBOR Currency" means U.S. dollars.

            "Designated LIBOR Page" means either: (i) if "LIBOR Reuters" is specified on the face hereof, the display on the Reuters Monitor Money Rates Service (or any successor service) for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency; or (ii) if "LIBOR Moneyline Telerate" is specified on the face hereof, the display on the Moneyline Telerate Service (or any successor service) for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency. If neither LIBOR Reuters nor LIBOR Moneyline Telerate is specified on the face hereof, LIBOR for the Designated LIBOR Currency will be determined as if LIBOR Moneyline Telerate (page 3750) had been chosen.

            Determination of Prime Rate. If the Interest Rate Basis specified on the face hereof is the Prime Rate, the interest rate determined with respect to any Prime Interest Determination Date will be the Prime Rate on such Prime Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, specified on the face hereof.

            Unless otherwise specified on the face hereof, "Prime Rate" means, with respect to any Prime Interest Determination Date, the rate on such date as published in H.15(519) under the caption "Bank prime loan."

            If such rate is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Prime Interest Determination Date, then the Prime Rate with respect to such Prime Interest Determination Date will be the rate on such date as published in H.15 Daily Update under the caption "Bank prime loan."

            If such rate is not published either in H.15(519) or H.15(519) Daily Update by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Prime Interest Determination Date, then the Prime Rate with respect to such Prime Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank named on the Reuters Screen US PRIME 1 Page as such bank's prime rate or base lending rate as in effect as of 11:00 A.M., New York City time, with respect to such Prime Interest Determination Date. If fewer than four such rates appear on the Reuters Screen US PRIME 1 Page with respect to such Prime Interest Determination Date, the Prime Rate with respect to such Prime Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the prime rates (quoted on the basis of the actual number of days in the year divided by 360) as of the close of business on such Prime Interest Determination Date by at least two of the three major money center banks in The City of New York selected by the Calculation Agent from which quotations are requested. If fewer than two quotations are provided, the Prime Rate with respect to such Prime Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the prime rates quoted on such date in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any state thereof, having total equity capital of at least U.S. $500,000,000 and being subject to supervision or examination by a federal or state authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the Prime Rate is not published in H.15(519) and the banks or trust companies selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate with respect to such Prime Interest Determination Date will be the Prime Rate in effect on such Prime Interest Determination Date.

                                     A-2-15

            "Reuters Screen US PRIME 1 Page" means the display designated as page "US PRIME 1" on the Reuters Monitor Money Rates Service (or such other page as may replace such page on such service for the purpose of displaying prime rates or base lending rates of major U.S. banks).

            Determination of Treasury Rate. If the Interest Rate Basis specified on the face hereof is the Treasury Rate, the interest rate determined with respect to any Treasury Interest Determination Date will be the Treasury Rate on such Treasury Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, specified on the face hereof.

            Unless otherwise specified on the face hereof, "Treasury Rate" means, with respect to any Treasury Interest Determination Date, the rate set at the most recent auction of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof and published under the caption "INVESTMENT RATE" on the display on Moneyline Telerate (or any successor service) on page 56 (or any other page as may replace such page on such service) ("Moneyline Telerate Page 56") or page 57 (or any other page as may replace such page on such service) ("Moneyline Telerate Page 57") or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, the Bond Equivalent Yield (as defined below) of the rate for Treasury Bills as published in H.15 Daily Update, or the other recognized electronic source used for the purpose of displaying the rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High."

            If such rate is not so published in H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, then the Treasury Rate with respect to such Treasury Interest Determination Date shall be the Bond Equivalent Yield of the auction rate of the Treasury Bills as announced by the United States Department of the Treasury.

            If the auction rate is not so announced by the United States Department of the Treasury on the Calculation Date pertaining to such Treasury Interest Determination Date, or if no auction of Treasury Bills is held, then the Treasury Rate with respect to such Treasury Interest Determination Date shall be the Bond Equivalent Yield of the rate on such Treasury Interest Determination Date of Treasury Bills having the index maturity as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market" or, if not yet published by 3:00 P.M., New York City time, on the Calculation Date, the rate on the Treasury Interest Determination Date of such Treasury Bills as published in H.15 Daily Update, or the other recognized electronic source used for the purpose of displaying the rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market."

            If the rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the Calculation Date, the Treasury Rate on the Treasury Interest Determination Date will be calculated by the Calculation Agent and will be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date, of three leading primary U.S. government securities dealers selected by the Calculation Agent for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate with respect to such Treasury Interest Determination Date will be the Treasury Rate in effect on such Treasury Interest Determination Date.

            "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

                                     A-2-16

            Bond Equivalent Yield =      D x N         x 100
                                 --------------------
                                     360 - (D x M)

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable interest reset period.

            This Senior Note may be issued with the principal amount payable at Maturity and/or with interest payable hereon on an Interest Payment Date to be determined by reference to the price or prices of specified securities or commodities, securities or commodities exchange indices, the relationship between two or more specified currencies or other factors (each an "Indexed Security"), as shall be indicated above under "Other Provisions." Specific information pertaining to the method for determining the principal amount payable at Maturity or the amount of interest to be paid on an Interest Payment Date with reference to the specified index shall be included above under "Other Provisions."

            The Calculation Agent will calculate the interest rate on this Senior Note in accordance with the foregoing no later than the Calculation Date.

            All percentages resulting from any calculation with respect to this Senior Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with five one-millionths of a percentage point being rounded upward) and all amounts used in or resulting from any such calculation with respect to this Senior Note will be rounded to the nearest cent (with one-half cent being rounded upwards).

            The Company is obligated to make payment of principal, premium, if any, and interest, if any, in respect of this Senior Note in U.S. dollars.

            3. Optional Redemption. Unless one or more Redemption Dates are specified on the face hereof, this Senior Note shall not be redeemable at the option of the Company prior to the Stated Maturity. If one or more Redemption Dates (or ranges of Redemption Dates) are so specified, this Senior Note will be subject to redemption on any such date (or during any such range) at the option of the Company, upon notice by first-class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the Redemption Date specified in such notice, at the applicable Redemption Price specified on the face hereof (expressed as a percentage of the principal amount of this Senior Note), together with accrued interest to the Redemption Date, but payments due with respect to this Senior Note prior to the Redemption Date will be payable to the Holder of this Senior Note, or one or more Predecessor Notes, of record at the close of business on the relevant Regular Record Date or Special Record Date, all as provided in the Senior Indenture. The Company may elect to redeem less than the entire principal amount hereof, provided that the principal amount, if any, of this Senior Note that remains outstanding after such redemption is an Authorized Denomination specified on the face hereof. In the event of redemption of this Senior Note in part only, the Company will not be required to (i) issue, register the transfer of or exchange any Senior Note during a period of 15 days immediately preceding the day of the first mailing of the notice of redemption or (ii) register the transfer or exchange of any Senior Note, or any portion thereof, called for redemption, except the unredeemed portion of any Senior Note being redeemed in part. Upon such partial redemption, this Senior Note will be canceled and a new Senior Note or Senior Notes representing the unredeemed portion hereof will be issued in the name of the Holder hereof.

            4. Optional Repayment. Unless one or more Repayment Dates are specified on the face hereof, this Senior Note shall not be repayable at the option of the Holder prior to the Stated Maturity. If one or more Repayment Dates (or ranges of Repayment Dates) are so specified, this Senior Note will be subject to repayment on any such date (or during any such range) at the option of the Holder

                                     A-2-17
at the applicable Repayment Price specified on the face hereof (expressed as a percentage of the principal amount of this Senior Note), together with accrued interest to the Repayment Date, but payments due with respect to this Senior Note prior to the Repayment Date will be payable to the Holder of this Senior Note, or one or more Predecessor Notes, of record at the close of business on the relevant Regular Record Date or Special Record Date, all as provided in the Senior Indenture. In order for this Senior Note to be repaid prior to Stated Maturity, the Trustee must receive at least 30 days but not more than 60 days prior to a Repayment Date: (a) appropriate wire transfer instructions and (b) either (i) this Senior Note with the form attached hereto entitled "Option to Elect Repayment" duly completed or (ii) a telegram, telex, facsimile transmission or letter (first class, postage prepaid) from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of this Senior Note, the principal amount of this Senior Note, the portion of the principal amount of this Senior Note to be repaid, the certificate number or a description of the tenor and terms of this Senior Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Senior Note with the form attached hereto entitled "Option to Elect Repayment" duly completed will be received by the Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (b)(ii) of the preceding sentence is followed, this Senior Note with such form duly completed must be received by the Trustee by such fifth Business Day. Exercise of the repayment option by the Holder of this Senior Note will be irrevocable, except that a Holder who has tendered this Senior Note for repayment may revoke such tender for repayment by written notice to the Trustee until the close of business on the tenth day prior to the Repayment Date. The repayment option may be exercised by the Holder for less than the entire principal amount hereof, provided that the principal amount, if any, of this Senior Note that remains outstanding after such repayment is an Authorized Denomination specified on the face hereof. No transfer or exchange of any Senior Note, or portion thereof, as to which a repayment option has been exercised will be permitted after such exercise. Upon such partial repayment, this Senior Note will be canceled and a new Senior Note or Senior Notes representing the unrepaid portion hereof will be issued in the name of the Holder hereof.

            If this Senior Note is in global form as specified on the face hereof, while this Senior Note is represented by one or more global Senior Notes registered in the name of the Depository or its nominee, the option for repayment may be exercised only by a participant that has an account with the Depository, on behalf of the beneficial owner of this Senior Note, by delivering a written notice substantially similar to the form attached hereto entitled "Option to Elect Repayment" duly completed to the Trustee at its Corporate Trust Office (or such other address of which the Company will from time to time notify the Holders), at least 30 days but not more than 60 days prior to a Repayment Date. A notice of election from a participant on behalf of the beneficial owner of this Senior Note to exercise the option to have this Senior Note repaid must be received by the Trustee prior to 5:00 P.M., New York City time, on the last day for giving such notice. In order to ensure that a notice is received by the Trustee on a particular day, the beneficial owner of this Senior Note must so direct the applicable participant before such participant's deadline for accepting instructions for that day. Different firms may have different deadlines for accepting instructions from their customers. Accordingly, the beneficial owner of this Senior Note should consult the participant through which such beneficial owner owns its interest herein for the deadline for such participant. All notices shall be executed by a duly authorized officer of such participant (with signatures guaranteed) and will be irrevocable. In addition, the beneficial owner of this Senior Note shall effect delivery at the time such notice of election is given to the Depository by causing the applicable participant to transfer such beneficial owner's interest in this Senior Note, on the Depository's records, to the Trustee.

            5. Optional Interest Reset. If so specified on the face hereof, the Company may reset the Spread and/or Spread Multiplier specified on the face hereof on the Reset Date or Dates specified on the face hereof. The Company may exercise such option by notifying the Trustee of such

                                     A-2-18
exercise at least 45 days but not more than 60 days prior to a Reset Date. If the Company so notifies the Trustee of such exercise, not later than 40 days prior to such Reset Date, the Trustee will mail (first class, postage prepaid) to the Holder of this Senior Note a notice (the "Reset Notice") setting forth
(i) the Company's election to reset the Spread and/or Spread Multiplier, (ii) the new Spread and/or Spread Multiplier and (iii) the provisions, if any, for redemption during the period from such Reset Date to the next Reset Date, or if there is no next Reset Date, to the Stated Maturity of this Senior Note (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Subsequent Interest Period.

            Notwithstanding the foregoing, not later than 20 days prior to a Reset Date, the Company may, at its option, revoke the Spread and/or Spread Multiplier provided for in the Reset Notice and establish a higher Spread and/or Spread Multiplier for the Subsequent Interest Period commencing on such Reset Date by mailing or causing the Trustee to mail (first class, postage prepaid) notice of such higher Spread and/or Spread Multiplier to the Holder of this Senior Note. Such notice will be irrevocable. All Senior Notes with respect to which the Spread and/or Spread Multiplier is reset on a Reset Date to a higher Spread and/or Spread Multiplier will bear such higher Spread and/or Spread Multiplier, whether or not tendered for repayment as provided in the next paragraph.

            If the Company elects to reset the Spread and/or Spread Multiplier of this Senior Note, the Holder of this Senior Note will have the option to elect repayment of this Senior Note, in whole but not in part, on the Reset Date at a price equal to the principal amount hereof plus accrued interest to such Reset Date. In order for this Senior Note to be so repaid on a Reset Date, the Holder must follow the procedures specified under Section 4 for optional repayment, except that the period for delivery of this Senior Note or notification to the Trustee will be at least 25 days but not more than 35 days prior to such Reset Date. If the Holder has tendered this Senior Note for repayment following receipt of a Reset Notice, the Holder may revoke such tender for repayment by written notice to the Trustee received prior to the close of business, on the tenth day prior to such Reset Date.

            6. Optional Extension of Maturity. If so specified on the face hereof, the Company may extend the Stated Maturity of this Senior Note for one or more periods, as specified on the face hereof (each, an "Extension Period"), up to but not beyond the date (the "Final Maturity Date") specified on the face hereof. The Company may exercise such option with respect to this Senior Note by notifying the Trustee of such exercise at least 45 days but not more than 60 days prior to the Stated Maturity of this Senior Note in effect prior to the exercise of such option. If the Company so notifies the Trustee of such exercise, the Trustee will mail (first class, postage prepaid), not later than 40 days prior to the Stated Maturity then in effect to the Holder of this Senior Note a notice (the "Extension Notice") relating to such Extension Period setting forth: (i) the Company's election to extend the Stated Maturity of this Senior Note, (ii) the new Stated Maturity (which shall then be considered the Stated Maturity for all purposes of this Senior Note), (iii) the Spread and/or Spread Multiplier applicable to such Extension Period and (iv) the provisions, if any, for redemption during such Extension Period, including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Extension Period. Upon the Trustee's mailing of the Extension Notice, the Stated Maturity of this Senior Note will be extended automatically and, except as modified by the Extension Notice and as described in the next two paragraphs, this Senior Note will have the same terms as prior to the mailing of such Extension Notice.

            Notwithstanding the foregoing, not later than 20 days prior to the Stated Maturity of this Senior Note which was in effect prior to the mailing of an Extension Notice, the Company may, at its option, revoke the Spread and/or Spread Multiplier provided for in the Extension Notice and establish a higher Spread and/or Spread Multiplier for the Extension Period by mailing or causing the Trustee to mail

                                     A-2-19

(first class, postage prepaid) notice of such higher Spread and/or Spread Multiplier to the Holder of this Senior Note. Such notice will be irrevocable. All Senior Notes with respect to which the Stated Maturity is extended will bear such higher Spread and/or Spread Multiplier for the Extension Period, whether or not tendered for repayment as provided in the next paragraph.

            If the Company elects to extend the Stated Maturity of this Senior Note, the Holder will have the option to elect repayment of this Senior Note, in whole but not in part, on the Stated Maturity in effect prior to the mailing of the Extension Notice at a price equal to the principal amount hereof, plus accrued interest to such date. In order for this Senior Note to be so repaid on the Stated Maturity in effect prior to the mailing of the Extension Notice, the Holder of this Senior Note must follow the procedures specified under Section 4 for optional repayment, except that the period for delivery of this Senior Note or notification to the Trustee will be at least 25 days but not more than 35 days prior to such Stated Maturity. If the Holder has tendered this Senior Note for repayment following receipt of an Extension Notice, the Holder may revoke such tender for repayment by written notice to the Trustee received prior to the close of business, on the tenth day prior to such Stated Maturity.

            7. Optional Renewal. If so specified on the face hereof, the Holder may renew the term of this Senior Note on an Interest Payment Date specified on the face hereof occurring in or prior to the twelfth month following the Original Issue Date (the "Initial Maturity Date"). On the Interest Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof) prior to the Initial Maturity Date (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of a Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Senior Note may be extended to the Interest Payment Date occurring in the twelfth month (or in the last month of a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder elects to extend the term of this Senior Note as provided below. If the Holder does not elect to extend the term of any portion of the principal amount of this Senior Note during the specified period prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or in the last month of a Special Election Interval) after such Renewal Date (the "New Maturity Date").

            In order for the term of this Senior Note to be renewed prior to a Renewal Date, the Trustee must receive at its Corporate Trust Office, at least 15 days but not more than 30 days prior to a Renewal Date (unless another period is specified on the face hereof as the "Special Election Period"), notice to such effect. Such election will be irrevocable and will be binding upon each subsequent Holder of this Senior Note. The Holder may elect to renew the term of this Senior Note with respect to less than the entire principal amount hereof only if so specified on the face hereof and only in such principal amount, or any integral multiple in excess thereof, as specified on the face hereof. Notwithstanding the foregoing, the term of this Senior Note may not be extended beyond the Stated Maturity specified on the face hereof.

            If the Holder does not elect to renew the term of this Senior Note, this Senior Note must be presented to the Trustee (or any Paying Agent) simultaneously with notice thereof (or, in the event such notice, together with a guarantee of delivery, is transmitted on behalf of a Holder from a member of a national securities exchange, the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States, within five Business Days after the date of such notice). If this Senior Note is in certificated form, as soon as practicable following receipt of this Senior Note, the Trustee (or any Paying Agent) shall issue in exchange therefor in the name of such Holder: (i) a Senior Note, in principal amount equal to the principal amount of such exchanged Senior Note for which the election to renew the term thereof was not exercised, with terms identical to those specified herein (except for the Original Issue Date and the Initial Interest Rate and except that such Senior Note shall have a

                                     A-2-20
fixed, nonrenewable Stated Maturity on the New Maturity Date); and (ii) a replacement Senior Note, in a principal amount equal to the principal amount, if any, of such exchanged Senior Note for which the election to renew was made, with terms identical to the exchanged Senior Note.

            8. Sinking Fund. This Senior Note is not subject to a sinking fund unless otherwise specified on the face hereof.

            9. Original Issue Discount Notes. Notwithstanding anything herein to the contrary, if this Senior Note is an Original Issue Discount Note as specified on the face hereof, the amount payable in the event the principal amount hereof is declared to be due and payable immediately by reason of an Event of Default or in the event of redemption or repayment hereof prior to the Stated Maturity hereof, in lieu of the principal amount due at the Stated Maturity hereof, will be the Amortized Face Amount of this Senior Note as of the date of declaration, redemption or repayment, as the case may be. The "Amortized Face Amount" of this Senior Note will be the amount equal to the sum of (i) the principal amount of this Senior Note multiplied by the Issue Price specified on the face hereof and (ii) the portion of the difference between the dollar amount determined pursuant to the preceding clause (i) and the principal amount hereof that has accrued at the Yield to Maturity specified on the face hereof (computed in accordance with generally accepted United States bond yield computation principles) to such date of declaration, redemption or repayment, as the case may be, but in no event will the Amortized Face Amount of this Senior Note exceed its principal amount.

            For the purpose of determining whether Holders of the requisite principal amount of Senior Notes of a series outstanding under the Senior Indenture have made a demand or given a notice or waiver or taken any other action, the outstanding principal amount of Original Issue Discount Notes will be the Amortized Face Amount of such Senior Notes as of the date of such determination as specified above.

            10. Events of Default. If any Event of Default with respect to Senior Notes of this series shall occur and be continuing, the principal of the Senior Notes of this series may be declared due and payable in the manner and with the effect provided in the Senior Indenture; provided, however, that notwithstanding anything herein to the contrary, if this Senior Note is an Original Issue Discount Note, the amount so declared to be due and payable will be the Amortized Face Amount of this Senior Note as of the date of such declaration as specified under Section 9.

            11. Governing Law. The Senior Indenture and the Senior Notes will be governed by and construed in accordance with the laws of the State of New York.

            12. Denominations, Transfer, Exchange. The Senior Notes are in registered form without coupons in denominations of $1,000 and integral multiplies of $1,000. A Holder may transfer or exchange Senior Notes by presentation of such Senior Notes to the Registrar or a co-Registrar with a request to register the transfer or to exchange then for an equal principal amount of Senior Notes of a different Authorized Denomination. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Senior Indenture. The Registrar need not transfer or exchange any Senior Note selected for redemption, except the unredeemed part thereof if the Senior
Note is redeemed in part, or transfer or exchange of any Senior Note for a period for 15 days before a selection of Senior Notes to be redeemed.

            13. Persons Deemed Owners. The registered Holder of this Senior Note shall be treated as the owner of it for all purposes.

                                     A-2-21

            14. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to money must look to the Company for payment unless an abandoned property law designates another person.

            15. Amendment, Supplement, Waiver. Subject to certain exceptions, the Senior Indenture or the Senior Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the outstanding Senior Notes and any past default or compliance with any provision relating to the Senior Notes may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the outstanding Senior Notes. Without the consent of any Holder, the Company and the Trustee may amend or supplement the Senior Indenture or the Senior Notes to cure any ambiguity, defect or inconsistency, to provide for uncertificated Senior Notes in addition to or in place of certificated Senior Notes, to remove a Guarantor which, in accordance with the terms of the Supplemental Indenture, ceases to be liable in respect of its Guarantee, or to make any other change, provided such action does not adversely affect the rights of any Holder. No reference herein to the Senior Indenture and no provision of this Senior Note or of the Senior Indenture will alter or impair the right of the Holder of this Senior Note, which is absolute and unconditional, to receive payment of the principal of, and premium, if any, and interest on this Senior Note at the times, places and rates, and in the coin or currency, herein prescribed.

            16. Successor Corporation. When a successor corporation assumes all of the obligations of its predecessor under the Senior Notes and the Senior Indenture, the predecessor corporation will be released from those obligations, except that a lease of all or substantially all its assets does not release the predecessor from its obligations to pay the principal of and premium, if any, and interest, if any, on the Senior Notes.

            17. Trustee Dealings With Company. U.S. Bank National Association, the Trustee under the Senior Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates.

            18. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Senior Notes or the Senior Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Senior Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Senior Notes.

            19. Discharge of Senior Indenture. The Senior Indenture contains certain provisions pertaining to defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

            20. Authentication. This Senior Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Senior Note.

            21. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                                     A-2-22

                            OPTION TO ELECT REPAYMENT

      [To be completed only if this Senior Note is repayable at the option of the Holder and the Holder elects to exercise such rights]

            The undersigned owner of this Senior Note hereby irrevocably elects to have the Company repay the principal amount of this Senior Note or portion hereof below designated at the applicable Repayment Price indicated on the face hereof plus accrued interest to the Repayment Date pursuant to Section 4 of this Senior Note.

            If less than the entire principal amount of this Senior Note, specify the portion to be repaid:

            Specify the denomination(s) (which shall be an Authorized Denomination) of the Senior Note or Senior Notes to be issued to the undersigned for the portion of this Senior Note not being repaid (in the absence of any specification, one such Senior Note will be issued for the portion not being repaid):

Dated:            Signature_____________________________________________________
                  Sign exactly as name appears on the front of this Senior Note.

Indicate address where check is to be sent, if repaid:
______________________________________________________
______________________________________________________

SOCIAL SECURITY OR OTHER TAXPAYER ID NUMBER
______________________________________________________
______________________________________________________

NOTICE: THE SIGNATURE TO THIS OPTION TO ELECT REPAYMENT MUST CORRESPOND WITH THE
        NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                     A-2-23

                                 ASSIGNMENT FORM

            If you, the Holder, want to assign this Senior Note, fill in the form below:

            I or we assign and transfer this Senior Note to:

________________________________________________________________________________

________________________________________________________________________________

              (Insert assignee's social security or tax ID number)

________________________________________________________________________________

________________________________________________________________________________

             (Print or type assignee's name, address, and zip code)

and irrevocably appoint:

________________________________________________________________________________
agent to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

________________________________________________________________________________

Date: _____________    Your signature: _________________________________________
                                       (Sign exactly as your name appears on the other side of this Senior Note)

                                     A-2-24

Signature Guarantee:____________________________________________________________

                               SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     A-2-25

              [FORM OF NOTATION ON SECURITY RELATING TO GUARANTEE]

                                    GUARANTEE

            The undersigned (the "Guarantors") have fully and unconditionally guaranteed, jointly and severally (such guarantee by each Guarantor being referred to herein as the "Guarantee") (i) the due and punctual payment of the principal of and interest on the Senior Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Senior Notes, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders of Senior Notes or the Trustee all in accordance with the terms set forth in Article Six of the Supplemental Indenture and (ii) in case of any extension of time of payment or renewal of any Senior Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

            No past, present or future stockholder, officer, director, employee or incorporator, as such, of any of the Guarantors shall have any liability under the Guarantee by reason of such person's status as stockholder, officer, director, employee or incorporator. Each holder of a Senior Note by accepting a Senior Note waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Guarantees.

            Each holder of a Senior Note by accepting a Senior Note agrees that any Guarantor named below shall have no further liability with respect to its Guarantee if such Guarantor otherwise ceases to be liable in respect of its Guarantee in accordance with the terms of the Supplemental Indenture.

                                     A-2-26

            The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Senior Notes upon which the Guarantee is noted shall have been executed by the Trustee under the Supplemental Indenture by the manual signature of one of its authorized officers.

                                         [GUARANTORS]

                                         By:____________________________________
                                            Name:
                                            Title:

                                     A-2-27

                                                                     EXHIBIT B-1

            THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE SUBORDINATED INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE SUBORDINATED INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE SUBORDINATED INDENTURE.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                     B-1-1

                Form of Medium Term Fixed Rate Subordinated Note

                           [Face of Subordinated Note]

                              M.D.C. HOLDINGS, INC.

CUSIP NO.:

REGISTERED NO. FX MEDIUM-TERM SUBORDINATED NOTE PRINCIPAL AMOUNT: $

                Due Nine Months or More from Original Issue Date

            The following summary of terms is subject to the information set forth on the reverse hereof:

ORIGINAL ISSUE DATE:                               TYPE (if other than regular): Floating Rate/Fixed Rate
                                                                                 Inverse Floating Rate

STATED MATURITY:                                   FIXED INTEREST RATE (If applicable):

SPECIFIED CURRENCY: U.S. dollars                   FIXED INTEREST RATE COMMENCEMENT DATE:

AUTHORIZED DENOMINATIONS (if other than            OPTION TO REDEEM:         [ ] Yes  [ ] No
$1,000 and integral multiples thereof):

FORM: Global/Book-Entry Certificated               REDEMPTION DATE(S):

PAYING AGENT (if other than the Trustee):          REDEMPTION PRICE(S):

INITIAL INTEREST RATE:                             OPTION TO ELECT REPAYMENT:[ ] Yes  [ ] No

     MAXIMUM INTEREST RATE:                        REPAYMENT DATE(S):

     MINIMUM INTEREST RATE:                        REPAYMENT PRICE(S):

INTEREST PAYMENT DATES:                            OPTION TO EXTEND ORIGINAL STATED MATURITY:
                                                            [ ] Yes  [ ] No

REGULAR RECORD DATES:                              EXTENSION PERIOD:

SINKING FUND: [ ] Yes  [ ] No                      NUMBER OF EXTENSION PERIODS:

ORIGINAL ISSUE DISCOUNT:                           FINAL MATURITY DATE:

SECURITY (Discount Note):                          OPTION TO RENEW:          [ ] Yes  [ ] No

Yes (see below)  [ ] No

AMORTIZING SECURITY: [ ] Yes                       INITIAL MATURITY DATE:
                     [ ] No

OTHER PROVISIONS:                                  RENEWAL TERMS:

If this Subordinated Note was issued with "original issue discount" for purposes of Section 1273 of the Internal Revenue Code of 1986, as amended, the following shall be completed: ISSUE PRICE (expressed as a percentage of aggregate principal amount):

                                     B-1-2

TOTAL AMOUNT OF OID:
SHORT ACCRUAL PERIOD OID:
YIELD TO MATURITY:
METHOD USED TO DETERMINE YIELD FOR SHORT ACCRUAL PERIOD:
                                                           Approximate     Exact

            M.D.C. HOLDINGS, INC., a Delaware corporation, hereby promises to pay to or registered assigns, the principal amount specified above on the Stated Maturity shown above, and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be.

            Interest will be paid on the Interest Payment Date(s) specified above, commencing with the first such Interest Payment Date next succeeding the Original Issue Date shown above (except as provided below), at the rate per annum specified above, until the principal hereof is paid or made available for payment and on the Stated Maturity. The first payment of interest on any Subordinated Note originally issued between a Regular Record Date and the next Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Subordinated Indenture, be paid to the Person in whose name this Subordinated Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date specified above next preceding such Interest Payment Date; provided, however, that interest payable at the Stated Maturity or any Redemption Date or Repayment Date (each being herein referred to as "Maturity") will be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Subordinated Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Subordinated Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date (which shall not be less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Company to the Holder of this Subordinated Note (or one or more Predecessor Notes) not less than 15 days prior to such Special Record Date, all as more fully provided in said Subordinated Indenture.

            If this Subordinated Note is in global form as specified above, while this Subordinated Note is represented by one or more global Subordinated Notes registered in the name of the Depository or its nominee, the Company will cause payments of principal of, premium, if any, and interest on such global Subordinated Notes to be made to the Depository or its nominee, as the case may be, by wire transfer to the extent, in the funds and in the manner required by agreements with, or regulations or procedures prescribed from time to time by, the Depository or its nominee, and otherwise in accordance with such agreements, regulations and procedures. If this Subordinated Note is in global form as specified above, the following legend is applicable except as specified on the reverse hereof: THIS SUBORDINATED NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR OF THE DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR.

            If this Subordinated Note is in certificated form as specified above, payments of interest and, if this Subordinated Note is an Amortizing Note as specified above, principal on this Subordinated Note (other than interest, and if this Subordinated Note is an Amortizing Note, principal payable at Stated Maturity) will be made by mailing a check to the Holder at the last address of the Holder appearing in the registry books of the Company on the applicable Regular Record Date. Notwithstanding the foregoing,

                                     B-1-3
the Company will make payments of interest and, in the case of Amortizing Notes, principal to each Holder of $10,000,000 or more in aggregate principal amount of Subordinated Notes in certificated form by wire transfer of immediately available funds if the applicable Holder has delivered appropriate wire transfer instructions in writing to the Trustee not less than 15 days prior to the applicable Interest Payment Date.

            If this Subordinated Note is in certificated form as specified above, payment of the principal of, and premium, if any, and interest on this Subordinated Note at Maturity will be made in immediately available funds upon surrender of this Subordinated Note accompanied by wire instructions at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York; provided that this Subordinated Note is presented to the Trustee in time for the Trustee to make such payment in such funds in accordance with its normal procedures.

            REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SUBORDINATED NOTE SET FORTH ON THE REVERSE HEREOF AND THE ATTACHED ANNEX, IF ANY, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, or its successor as Trustee, or its agent, by manual signature of an authorized signatory, this Subordinated Note will not be entitled to any benefit under the Subordinated Indenture or be valid or obligatory for any purpose.

                                     B-1-4

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

                                         M.D.C. HOLDINGS, INC.

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         By: ___________________________________
                                             Name:
                                             Title:
TRUSTEE'S CERTIFICATE OF AUTHENTICATION

U.S. Bank National Association, as Trustee, certifies that this is one of the Subordinated Notes referred to in the within mentioned Subordinated Indenture.

  By: ___________________________________
      Name:
      Authorized Signatory

                                     B-1-5

                         [Reverse of Subordinated Note]

                             M.D.C. HOLDINGS, INC.
                         MEDIUM-TERM SUBORDINATED NOTE

              DUE NINE MONTHS OR MORE FROM THE ORIGINAL ISSUE DATE

            1. General. This Subordinated Note is one of a duly authorized issue of securities of the Company (herein called the "Subordinated Notes"), issued and to be issued in one or more series under an Indenture, dated as of October 6, 2004 as supplemented from time to time (herein called the "Subordinated Indenture"), between the Company and U.S. Bank National Association, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Subordinated Indenture), to which Subordinated Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Subordinated Notes and of the terms upon which the Subordinated Notes are, and are to be, authenticated and delivered. This Subordinated Note is one of the Subordinated Notes of the series designated on the face hereof. The Subordinated Notes of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption provisions, if any, may be subject to different sinking funds, purchase or analogous funds, if any, and may otherwise vary, all as provided in the Subordinated Indenture. The Subordinated Notes of this series may be issued from time to time in amounts up to an aggregate public offering price of $500,000,000; provided that the amount of Subordinated Notes sold will reduce the amount of Senior Notes that may be sold.

            2. Payments. Interest on this Subordinated Note will be payable on the Interest Payment Date or Interest Payment Dates as specified on the face hereof and, in either case, at Maturity.

            Unless otherwise specified on the face hereof, payments on this Subordinated Note with respect to any Interest Payment Date or Maturity will include interest accrued from and including the Original Issue Date, or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, to but excluding such Interest Payment Date or Maturity. Unless otherwise specified on the face hereof, interest on this Subordinated Note will be computed and paid on the basis of a 360-day year of twelve 30-day months.

            Unless otherwise specified on the face hereof, if this Subordinated
Note is an Amortizing Note, payments with respect to this Subordinated Note will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof. If this Subordinated Note is an Amortizing Note, a table setting forth repayment information in respect to this Subordinated Note will be provided to the original purchaser hereof and will be available, upon request, to subsequent Holders.

            All percentages resulting from any calculation with respect to this Subordinated Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with five one-millionths of a percentage point being rounded upward) and all amounts used in or resulting from any such calculation with respect to this Subordinated Note will be rounded to the nearest cent (with one-half cent being rounded upwards.

            "Business Day" means any day other than a Legal Holiday.

            If any Interest Payment Date or the Maturity for this Subordinated Note falls on a day that is not a Business Day, then payment of principal, premium, if any, or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if

                                     B-1-6
made on the due date, and no additional interest will be payable for the period from and after the due date as a result of such delayed payment.

            The Company is obligated to make payment of principal, premium, if any, and interest in respect of this Subordinated Note in U.S. dollars.

            3. Optional Redemption. Unless one or more Redemption Dates are specified on the face hereof, this Subordinated Note shall not be redeemable at the option of the Company prior to the Stated Maturity. If one or more Redemption Dates (or ranges of Redemption Dates) are so specified, this Subordinated Note will be subject to redemption on any such date (or during any such range) at the option of the Company, upon notice by first-class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the Redemption Date specified in such notice, at the applicable Redemption Price specified on the face hereof (expressed as a percentage of the principal amount of this Subordinated Note), together with accrued interest to the Redemption Date, but payments due with respect to this Subordinated Note prior to the Redemption Date will be payable to the Holder of this Subordinated Note, or one or more Predecessor Notes, of record at the close of business on the relevant Regular Record Date or Special Record Date, all as provided in the Subordinated Indenture. The Company may elect to redeem less than the entire principal amount hereof, provided that the principal amount, if any, of this Subordinated Note that remains outstanding after such redemption is an Authorized Denomination specified on the face hereof. In the event of redemption of this Subordinated
Note in part only, the Company will not be required to (i) issue, register the transfer of or exchange any Subordinated Note during a period of 15 days immediately preceding the day of the first mailing of the notice of redemption or (ii) register the transfer or exchange of any Subordinated Note, or any portion thereof, called for redemption, except the unredeemed portion of any Subordinated Note being redeemed in part. Upon such partial redemption, this Subordinated Note will be canceled and a new Subordinated Note or Subordinated Notes representing the unredeemed portion hereof will be issued in the name of the Holder hereof.

            4. Optional Repayment. Unless one or more Repayment Dates are specified on the face hereof, this Subordinated Note shall not be repayable at the option of the Holder prior to the Stated Maturity. If one or more Repayment Dates (or ranges of Repayment Dates) are so specified, this Subordinated Note will be subject to repayment on any such date (or during any such range) at the option of the Holder at the applicable Repayment Price specified on the face hereof (expressed as a percentage of the principal amount of this Subordinated
Note), together with accrued interest to the Repayment Date, but payments due with respect to this Subordinated Note prior to the Repayment Date will be payable to the Holder of this Subordinated Note, or one or more Predecessor Notes, of record at the close of business on the relevant Regular Record Date or Special Record Date, all as provided in the Subordinated Indenture. In order for this Subordinated Note to be repaid prior to Stated Maturity, the Trustee must receive at least 30 days but not more than 60 days prior to a Repayment Date:
(a) appropriate wire transfer instructions and (b) either (i) this Subordinated Note with the form attached hereto entitled "Option to Elect Repayment" duly completed or (ii) a telegram, telex, facsimile transmission or letter (first class, postage prepaid) from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of this Subordinated Note, the principal amount of this Subordinated Note, the portion of the principal amount of this Subordinated Note to be repaid, the certificate number or a description of the tenor and terms of this Subordinated Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Subordinated Note with the form attached hereto entitled "Option to Elect Repayment" duly completed will be received by the Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (b)(ii) of the preceding sentence is followed, this Subordinated Note with such form duly completed must be received by the Trustee by such fifth Business Day. Exercise of the repayment option by the Holder of this Subordinated Note will be irrevocable, except that a Holder who has tendered this

                                     B-1-7

Subordinated Note for repayment may revoke such tender for repayment by written notice to the Trustee until the close of business on the tenth day prior to the Repayment Date. The repayment option may be exercised by the Holder for less than the entire principal amount hereof, provided that the principal amount, if any, of this Subordinated Note that remains outstanding after such repayment is an Authorized Denomination specified on the face hereof. No transfer or exchange of any Subordinated Note, or portion thereof, as to which a repayment option has been exercised will be permitted after such exercise. Upon such partial repayment, this Subordinated Note will be canceled and a new Subordinated Note or Subordinated Notes representing the unrepaid portion hereof will be issued in the name of the Holder hereof.

            If this Subordinated Note is in global form as specified on the face hereof, while this Subordinated Note is represented by one or more global Subordinated Notes registered in the name of the Depository or its nominee, the option for repayment may be exercised only by a participant that has an account with the Depository, on behalf of the beneficial owner of this Subordinated Note, by delivering a written notice substantially similar to the form attached hereto entitled "Option to Elect Repayment" duly completed to the Trustee at its Corporate Trust Office (or such other address of which the Company will from time to time notify the Holders), at least 30 days but not more than 60 days prior to a Repayment Date. A notice of election from a participant on behalf of the beneficial owner of this Subordinated Note to exercise the option to have this Subordinated Note repaid must be received by the Trustee prior to 5:00 P.M., New York City time, on the last day for giving such notice. In order to ensure that a notice is received by the Trustee on a particular day, the beneficial owner of this Subordinated Note must so direct the applicable participant before such participant's deadline for accepting instructions for that day. Different firms may have different deadlines for accepting instructions from their customers. Accordingly, the beneficial owner of this Subordinated Note should consult the participant through which such beneficial owner owns its interest herein for the deadline for such participant. All notices shall be executed by a duly authorized officer of such participant (with signatures guaranteed) and will be irrevocable. In addition, the beneficial owner of this Subordinated Note shall effect delivery at the time such notice of election is given to the Depository by causing the applicable participant to transfer such beneficial owner's interest in this Subordinated Note, on the Depository's records, to the Trustee.

            5. Optional Interest Reset. If so specified on the face hereof, the Company may reset the interest rate specified on the face hereof on the Reset Date or Dates specified on the face hereof. The Company may exercise such option by notifying the Trustee of such exercise at least 45 days but not more than 60 days prior to a Reset Date. If the Company so notifies the Trustee of such exercise, not later than 40 days prior to such Reset Date, the Trustee will mail (first class, postage prepaid) to the Holder of this Subordinated Note a notice (the "Reset Notice") setting forth (i) the Company's election to reset the interest rate, (ii) the new interest rate and (iii) the provisions, if any, for redemption during the period from such Reset Date to the next Reset Date, or if there is no next Reset Date, to the Stated Maturity of this Subordinated Note (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Subsequent Interest Period.

            Notwithstanding the foregoing, not later than 20 days prior to a Reset Date, the Company may, at its option, revoke the interest rate provided for in the Reset Notice and establish a higher interest rate for the Subsequent Interest Period commencing on such Reset Date by mailing or causing the Trustee to mail (first class, postage prepaid) notice of such higher interest rate to the Holder of this Subordinated Note. Such notice will be irrevocable. All Subordinated Notes with respect to which the interest rate is reset on a Reset Date to a higher interest rate will bear such higher interest rate, whether or not tendered for repayment as provided in the next paragraph.

                                     B-1-8

            If the Company elects to reset the interest rate of this Subordinated Note, the Holder of this Subordinated Note will have the option to elect repayment of this Subordinated Note, in whole but not in part, on the Reset Date at a price equal to the principal amount hereof plus accrued interest to such Reset Date. In order for this Subordinated Note to be so repaid on a Reset Date, the Holder must follow the procedures specified under Paragraph 4 for optional repayment, except that the period for delivery of this Subordinated Note or notification to the Trustee will be at least 25 days but not more than 35 days prior to such Reset Date. If the Holder has tendered this Subordinated Note for repayment following receipt of a Reset Notice, the Holder may revoke such tender for repayment by written notice to the Trustee received prior to the close of business, on the tenth day prior to such Reset Date.

            6. Optional Extension of Maturity. If so specified on the face hereof, the Company may extend the Stated Maturity of this Subordinated Note for one or more periods, as specified on the face hereof (each, an "Extension Period"), up to but not beyond the date (the "Final Maturity Date") specified on the face hereof. The Company may exercise such option with respect to this Subordinated Note by notifying the Trustee of such exercise at least 45 days but not more than 60 days prior to the Stated Maturity of this Subordinated Note in effect prior to the exercise of such option. If the Company so notifies the Trustee of such exercise, the Trustee will mail (first class, postage prepaid), not later than 40 days prior to the Stated Maturity then in effect, to the Holder of this Subordinated Note a notice (the "Extension Notice") relating to such Extension Period setting forth: (i) the Company's election to extend the Stated Maturity of this Subordinated Note, (ii) the new Stated Maturity (which shall then be considered the Stated Maturity for all purposes of this Subordinated Note), (iii) the interest rate applicable to such Extension Period and (iv) the provisions, if any, for redemption during such Extension Period, including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Extension Period. Upon the Trustee's mailing of the Extension Notice, the Stated Maturity of this Subordinated Note will be extended automatically and, except as modified by the Extension Notice and as described in the next two paragraphs, this Subordinated Note will have the same terms as prior to the mailing of such Extension Notice.

            Notwithstanding the foregoing, not later than 20 days prior to the Stated Maturity of this Subordinated Note which was in effect prior to the mailing of an Extension Notice, the Company may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by mailing or causing the Trustee to mail (first class, postage prepaid) notice of such higher interest rate to the Holder of this Subordinated Note. Such notice will be irrevocable. All Subordinated Notes with respect to which the Stated Maturity is extended will bear such higher interest rate for the Extension Period, whether or not tendered for repayment as provided in the next paragraph.

            If the Company elects to extend the Stated Maturity of this Subordinated Note, the Holder will have the option to elect repayment of this Subordinated Note, in whole but not in part, on the Stated Maturity in effect prior to the mailing of the Extension Notice at a price equal to the principal amount hereof, plus accrued interest to such date. In order for this Subordinated Note to be so repaid on the Stated Maturity in effect prior to the mailing of the Extension Notice, the Holder of this Subordinated Note must follow the procedures specified under Paragraph 4 for optional repayment, except that the period for delivery of this Subordinated Note or notification to the Trustee will be at least 25 days but not more than 35 days prior to such Stated Maturity. If the Holder has tendered this Subordinated Note for repayment following receipt of an Extension Notice, the Holder may revoke such tender for repayment by written notice to the Trustee received prior to the close of business, on the tenth day prior to such Stated Maturity.

            7. Optional Renewal. If so specified on the face hereof, the Holder may renew the term of this Subordinated Note on an Interest Payment Date specified on the face hereof occurring in or prior to the twelfth month following the Original Issue Date (the "Initial Maturity Date"). On the Interest

                                     B-1-9

Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof) prior to the Initial Maturity Date (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of a Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Subordinated Note may be extended to the Interest Payment Date occurring in the twelfth month (or in the last month of a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder elects to extend the term of this Subordinated Note as provided below. If the Holder does not elect to extend the term of any portion of the principal amount of this Subordinated Note during the specified period prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or in the last month of a Special Election Interval) after such Renewal Date (the "New Maturity Date").

            In order for the term of this Subordinated Note to be renewed prior to a Renewal Date, the Trustee must receive at its Corporate Trust Office, at least 15 days but not more than 30 days prior to a Renewal Date (unless another period is specified on the face hereof as the "Special Election Period"), notice to such effect. Such election will be irrevocable and will be binding upon each subsequent Holder of this Subordinated Note. The Holder may elect to renew the term of this Subordinated Note with respect to less than the entire principal amount hereof only if so specified on the face hereof and only in such principal amount, or any integral multiple in excess thereof, as specified on the face hereof. Notwithstanding the foregoing, the term of this Subordinated Note may not be extended beyond the Stated Maturity specified on the face hereof.

            If the Holder does not elect to renew the term of this Subordinated Note, this Subordinated Note must be presented to the Trustee (or any Paying Agent) simultaneously with notice thereof (or, in the event such notice, together with a guarantee of delivery, is transmitted on behalf of a Holder from a member of a national securities exchange, the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States, within five Business Days after the date of such notice). If this Subordinated Note is in certificated form, as soon as practicable following receipt of this Subordinated Note, the Trustee (or any Paying Agent) shall issue in exchange therefor in the name of such Holder: (i) a Subordinated Note, in principal amount equal to the principal amount of such exchanged Subordinated Note for which the election to renew the term thereof was not exercised, with terms identical to those specified herein (except for the Original Issue Date and the Initial Interest Rate and except that such Subordinated Note shall have a fixed, nonrenewable Stated Maturity on the New Maturity Date); and (ii) a replacement Subordinated Note, in a principal amount equal to the principal amount, if any, of such exchanged Subordinated Note for which the election to renew was made, with terms identical to the exchanged Subordinated Note.

            8. Sinking Fund. This Subordinated Note is not subject to a sinking fund unless otherwise specified on the face hereof.

            9. Original Issue Discount Notes. Notwithstanding anything herein to the contrary, if this Subordinated Note is an Original Issue Discount Note as specified on the face hereof, the amount payable in the event the principal amount hereof is declared to be due and payable immediately by reason of an Event of Default or in the event of redemption or repayment hereof prior to the Stated Maturity hereof, in lieu of the principal amount due at the Stated Maturity hereof, will be the Amortized Face Amount of this Subordinated Note as of the date of declaration, redemption or repayment, as the case may be. The "Amortized Face Amount" of this Subordinated Note will be the amount equal to the sum of (i) the principal amount of this Subordinated Note multiplied by the Issue Price specified on the face hereof and (ii) the portion of the difference between the dollar amount determined pursuant to the preceding clause (i) and the principal amount hereof that has accrued at the Yield to Maturity specified on the face hereof (computed in accordance with generally accepted United States bond yield computation principles)

                                     B-1-10
to such date of declaration, redemption or repayment, as the case may be, but in no event will the Amortized Face Amount of this Subordinated Note exceed its principal amount.

            For the purpose of determining whether Holders of the requisite principal amount of Subordinated Notes of a series outstanding under the Subordinated Indenture have made a demand or given a notice or waiver or taken any other action, the outstanding principal amount of Original Issue Discount Notes will be the Amortized Face Amount of such Subordinated Notes as of the date of such determination as specified above.

            10. Events of Default. If any Event of Default with respect to Subordinated Notes of this series shall occur and be continuing, the principal of the Subordinated Notes of this series may be declared due and payable in the manner and with the effect provided in the Subordinated Indenture; provided, however, that notwithstanding anything herein to the contrary, if this Subordinated Note is an Original Issue Discount Note, the amount so declared to be due and payable will be the Amortized Face Amount of this Subordinated Note as of the date of such declaration as specified under Paragraph 9.

            11. Governing Law. The Subordinated Indenture and the Subordinated Notes will be governed by and construed in accordance with the laws of the State of New York.

            12. Denominations, Transfer, Exchange. The Subordinated Notes are in registered form without coupons in denominations of $1,000 and integral multiplies of $1,000. A Holder may transfer or exchange Subordinated Notes by presentation of such Subordinated Notes to the Registrar or a co-Registrar with a request to register the transfer or to exchange then for an equal principal amount of Subordinated Notes of a different Authorized Denomination. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Subordinated Indenture. The Registrar need not transfer or exchange any Subordinated Note selected for redemption, except the unredeemed part thereof if the Subordinated Note is redeemed in part, or transfer or exchange of any Subordinated Note for a period for 15 days before a selection of Subordinated Notes to be redeemed.

            13. Persons Deemed Owners. The registered Holder of this Subordinated Note shall be treated as the owner of it for all purposes.

            14. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to money must look to the Company for payment unless an abandoned property law designates another person.

            15. Amendment, Supplement, Waiver. Subject to certain exceptions, the Subordinated Indenture or the Subordinated Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the outstanding Subordinated Notes and any past default or compliance with any provision relating to the Subordinated Notes may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the outstanding Subordinated Notes. Without the consent of any Holder, the Company and the Trustee may amend or supplement the Subordinated Indenture or the Subordinated Notes to cure any ambiguity, defect or inconsistency, to provide for uncertificated Subordinated Notes in addition to or in place of certificated Subordinated Notes, or to make any other change, provided such action does not adversely affect the rights of any Holder. No reference herein to the Subordinated Indenture and no provision of this Subordinated Note or of the Subordinated Indenture will alter or impair the right of the Holder of this Subordinated Note, which is absolute and unconditional, to receive payment of the principal of, and

                                     B-1-11
premium, if any, and interest on this Subordinated Note at the times, places and rates, and in the coin or currency, herein prescribed.

            16. Successor Corporation. When a successor corporation assumes all of the obligations of its predecessor under the Subordinated Notes and the Subordinated Indenture, the predecessor corporation will be released from those obligations, except that a lease of all or substantially all its assets does not release the predecessor from its obligations to pay the principal of and premium, if any, and interest, if any, on the Subordinated Notes.

            17. Trustee Dealings With Company. U.S. Bank National Association, the Trustee under the Subordinated Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates.

            18. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Subordinated Notes or the Subordinated Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Subordinated Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Subordinated Notes.

            19. Discharge of Subordinated Indenture. The Subordinated Indenture contains certain provisions pertaining to defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

            20. Authentication. This Subordinated Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Subordinated Note.

            21. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entirety, JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            22. Subordination. To the extent set forth in Article 11 of the Subordinated Indenture, the Subordinated Notes are subordinated to Senior Indebtedness, which generally is any Indebtedness outstanding on the date of the Subordinated Indenture or Indebtedness thereafter created, incurred, assumed or guaranteed by the Company and all renewals, extensions and refundings thereof except Indebtedness that expressly provides that it is not senior to or superior in right of payment to the Subordinated Notes. Senior Indebtedness does not include Indebtedness of the Company to any of its subsidiaries, trade payables of the Company and certain Indebtedness of others guaranteed by the Company. To the extent provided in the Subordinated Indenture, Senior Indebtedness must be paid before the Subordinated Notes may be paid. The Company agrees, and each Securityholder by accepting a Subordinated Note agrees, to the subordination and authorizes the Trustee to give it effect.

            "Senior Indebtedness" means all Indebtedness (present or future) created, incurred, assumed or guaranteed by the Company (and all renewals, extensions or refundings thereof), unless the instrument under which such Indebtedness is created, incurred, assumed or guaranteed provides that such Indebtedness is not senior or superior in right of payment to the Subordinated Notes. Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness shall not include (i) any Indebtedness of the Company to any of its subsidiaries, (ii) any trade payables of the Company or (iii) guarantees by the Company or any of its Subsidiaries of Indebtedness (a) outstanding at the date hereof or (b) which may be

                                     B-1-12
outstanding in the future, except that Senior Indebtedness shall include any guarantees as may be listed in a supplemental indenture and any other present and future guarantees that provide by their terms that they constitute Senior Indebtedness.

                                     B-1-13

                            OPTION TO ELECT REPAYMENT

            [To be completed only if this Subordinated Note is repayable at the option of the Holder and the Holder elects to exercise such rights]

            The undersigned owner of this Subordinated Note hereby irrevocably elects to have the Company repay the principal amount of this Subordinated Note or portion hereof below designated at the applicable Repayment Price indicated on the face hereof plus accrued interest to the Repayment Date pursuant to Paragraph 4 of this Subordinated Note.

            If less than the entire principal amount of this Subordinated Note, specify the portion to be repaid:

            Specify the denomination(s) (which shall be an Authorized Denomination) of the Subordinated Note or Subordinated Notes to be issued to the undersigned for the portion of this Subordinated Note not being repaid (in the absence of any specification, one such Subordinated Note will be issued for the portion not being repaid):

Dated:

                     Signature _________________________________________________
                               Sign exactly as name appears on the front of this Subordinated Note.

                     Indicate address where check is to be sent, if repaid:

                     ______________________________________

                     ______________________________________

                     SOCIAL SECURITY OR OTHER TAXPAYER ID NUMBER

                     ______________________________________

                     ______________________________________

NOTICE: THE SIGNATURE TO THIS OPTION TO ELECT REPAYMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                     B-1-14

                                 ASSIGNMENT FORM

            If you, the Holder, want to assign this Subordinated Note, fill in the form below:

            I or we assign and transfer this Subordinated Note to:

________________________________________________________________________________

________________________________________________________________________________
              (Insert assignee's social security or tax ID number)

________________________________________________________________________________

________________________________________________________________________________
             (Print or type assignee's name, address, and zip code)

and irrevocably appoint:
________________________________________________________________________________
agent to transfer this Subordinated Note on the books of the Company. The agent may substitute another to act for him.

________________________________________________________________________________

Date:_________________________  Your signature:_________________________________
 (Sign exactly as your name appears on the other side of this Subordinated Note)

                                     B-1-15

Signature Guarantee:____________________________________________________________

                               SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     B-1-16

                                                                     EXHIBIT B-2

            THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE SUBORDINATED INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE SUBORDINATED INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE SUBORDINATED INDENTURE.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                     B-2-1

               Form of Medium Term Floating Rate Subordinated Note

                           [Face of Subordinated Note]

                              M.D.C. HOLDINGS, INC.

CUSIP NO.
REGISTERED NO. FL      MEDIUM-TERM SUBORDINATED NOTE PRINCIPAL AMOUNT: $

              Due Nine Months or More from the Original Issue Date

            The following summary of terms is subject to the information set forth on the reverse hereof:

ORIGINAL ISSUE DATE:                                  TYPE (if other than regular):     Floating Rate/Fixed Rate
                                                                                        Inverse Floating Rate

STATED MATURITY:                                      FIXED INTEREST RATE (If applicable):

SPECIFIED CURRENCY:        U.S. dollars               FIXED INTEREST RATE COMMENCEMENT DATE:

EXCHANGE RATE AGENT:                                  OPTION TO REDEEM:               [ ] Yes   [ ] No

AUTHORIZED DENOMINATIONS (if other than $1,000 and    REDEMPTION DATE(S):
integral multiples thereof):

FORM:               Global/Book-Entry                 REDEMPTION PRICE(S):
Certificated

PAYING AGENT (if other than the Trustee):             OPTION TO ELECT REPAYMENT:      [ ] Yes   [ ] No

INITIAL INTEREST RATE:                                REPAYMENT DATE(S):

      MAXIMUM INTEREST RATE:                          REPAYMENT PRICE(S):

      MINIMUM INTEREST RATE:                          EXTENSION PERIOD:

INTEREST PAYMENT DATES:                               NUMBER OF EXTENSION PERIODS:

REGULAR RECORD DATES:                                 FINAL MATURITY DATE:

SINKING FUND:       [ ] Yes  [ ] No                   OPTION TO RENEW:                [ ] Yes   [ ] No

ORIGINAL ISSUE DISCOUNT:                              INITIAL MATURITY DATE:

SECURITY (Discount Note):  [ ] Yes (see below) [ ]    RENEWAL TERMS:
                             No

AMORTIZING SECURITY:         [ ] Yes                  OPTION TO RESET:                [ ] Yes   [ ] No
                             [ ] No

OTHER PROVISIONS:                                     RESET DATE(S):

ANNEX ATTACHED:         [ ] Yes   [ ] No              RESET BASIS:

SPREAD:                                               RESET PERIOD:

SPREAD MULTIPLIER:                                    INTEREST RESET DATE(S):

                                     B-2-2

CALCULATION AGENT (if other than the Trustee):              INTEREST DETERMINATION DATE(S):

INTEREST RATE BASIS:                                         OPTION TO EXTEND ORIGINAL STATED MATURITY:

CD Rate [ ]                LIBOR [ ]                                        [ ] Yes     [ ] No

CMT Rate [ ]               LIBOR Reuters [ ]

Commercial Paper Rate [ ]  LIBOR Moneyline Telerate [ ]

Eleventh District Cost of Funds Rate [ ]  Treasury Rate [ ]

Federal Funds Rate: [ ]    Other: [ ]

INDEX MATURITY:

            If this Subordinated Note was issued with "original issue discount" for purposes of Section 1273 of the Internal Revenue Code of 1986, as amended, the following shall be completed:

ISSUE PRICE (expressed as a percentage of aggregate principal amount):
TOTAL AMOUNT OF OID:
SHORT ACCRUAL PERIOD OID:
YIELD TO MATURITY:
METHOD USED TO DETERMINE YIELD FOR SHORT ACCRUAL PERIOD:

                                                           Approximate     Exact

            M.D.C. HOLDINGS, INC., a Delaware corporation, hereby promises to pay to __________________ or registered assigns, the principal amount specified above on the Stated Maturity shown above, and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be.

            Interest will be paid on the Interest Payment Date(s) specified above, commencing with the first such Interest Payment Date next succeeding the Original Issue Date shown above (except as provided below), at the rate per annum specified above, until the principal hereof is paid or made available for payment and on the Stated Maturity. The first payment of interest on any Subordinated Note originally issued between a Regular Record Date and the next Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Subordinated Indenture, be paid to the Person in whose name this Subordinated Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date specified above next preceding such Interest Payment Date; provided, however, that interest payable at the Stated Maturity or any Redemption Date or Repayment Date (each being herein referred to as "Maturity") will be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Subordinated Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Subordinated Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date (which shall not be less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Company to the Holder of this Subordinated Note (or one or more Predecessor Notes) not less than 15 days prior to such Special Record Date, all as more fully provided in said Subordinated Indenture.

                                     B-2-3

            If this Subordinated Note is in global form as specified above, while this Subordinated Note is represented by one or more global Subordinated Notes registered in the name of the Depository or its nominee, the Company will cause payments of principal of, premium, if any, and interest on such global Subordinated Notes to be made to the Depository or its nominee, as the case may be, by wire transfer to the extent, in the funds and in the manner required by agreements with, or regulations or procedures prescribed from time to time by, the Depository or its nominee, and otherwise in accordance with such agreements, regulations and procedures. If this Subordinated Note is in global form as specified above, the following legend is applicable except as specified on the reverse hereof: THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR OF THE DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR.

            If this Subordinated Note is in certificated form as specified above, payments of interest and, if this Subordinated Note is an Amortizing Note as specified above, principal on this Subordinated Note (other than interest, and if this Subordinated Note is an Amortizing Note, principal payable at Stated Maturity) will be made by mailing a check to the Holder at the last address of the Holder appearing in the registry books of the Company on the applicable Regular Record Date. Notwithstanding the foregoing, the Company will make payments of interest and, in the case of Amortizing Notes, principal to each Holder of $10,000,000 or more in aggregate principal amount of Subordinated Notes in certificated form by wire transfer of immediately available funds if the applicable Holder has delivered appropriate wire transfer instructions in writing to the Trustee not less than 15 days prior to the applicable Interest Payment Date.

            If this Subordinated Note is in certificated form as specified above, payment of the principal of, and premium, if any, and interest on this Subordinated Note at Maturity will be made in immediately available funds upon surrender of this Subordinated Note accompanied by wire instructions at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York; provided that this Subordinated Note is presented to the Trustee in time for the Trustee to make such payment in such funds in accordance with its normal procedures.

            REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF AND THE ATTACHED ANNEX, IF ANY, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, or its successor as Trustee, or its agent, by manual signature of an authorized signatory, this Subordinated Note will not be entitled to any benefit under the Subordinated Indenture or be valid or obligatory for any purpose.

                                     B-2-4

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                                    M.D.C. HOLDINGS, INC.

                                          By:___________________________________
                                             Name:
                                             Title:

                                          By:___________________________________
                                             Name:
                                             Title:

                                     B-2-5

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
U.S. Bank National Association, as Trustee, certifies that this is one of the Subordinated Notes referred to in the within mentioned Subordinated Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: ___________________________________
    Name:
    Authorized Signatory

                                     B-2-6

                         [Reverse of Subordinated Note]

                              M.D.C. HOLDINGS, INC.

                          MEDIUM-TERM SUBORDINATED NOTE
              DUE NINE MONTHS OR MORE FROM THE ORIGINAL ISSUE DATE

            1. General. This Subordinated Note is one of a duly authorized issue of securities of the Company (herein called the "Subordinated Notes"), issued and to be issued in one or more series under an Indenture, dated as of October 6, 2004 as supplemented from time to time (herein called the "Subordinated Indenture"), between the Company and U.S. Bank National Association, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Subordinated Indenture), to which Subordinated Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Subordinated Notes and of the terms upon which the Subordinated Notes are, and are to be, authenticated and delivered. This Subordinated Note is one of the Subordinated Notes of the series designated on the face hereof. The Subordinated Notes of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption provisions, if any, may be subject to different sinking funds, purchase or analogous funds, if any, and may otherwise vary, all as provided in the Subordinated Indenture. The Subordinated Notes of this series may be issued from time to time in amounts up to an aggregate public offering price of $500,000,000; provided that the amount of Subordinated Notes sold will reduce the amount of Senior Notes that may be sold.

            2. Interest Rate Calculations; Payments. The interest rate on this Subordinated Note will be equal to the interest rate calculated by reference to the Interest Rate Basis specified on the face hereof (i) plus or minus the Spread, if any, (ii) multiplied by the Spread Multiplier, if any, or (iii) plus or minus the Spread, if any, and multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) specified on the face hereof as being applicable to this Subordinated Note, and the "Spread Multiplier" is the percentage specified on the face hereof as being applicable to this Subordinated Note. Specified on the face hereof is the Interest Rate Basis and the Spread and/or Spread Multiplier, if any, and the maximum and/or minimum interest rate, if any, applicable to this Subordinated Note. Specified on the face hereof are particulars as to the Calculation Agent (unless otherwise specified, U.S. Bank National Association (in such capacity, the "Calculation Agent")), Index Maturity, Original Issue Date, the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date specified on the face hereof (the "Initial Interest Rate"), Interest Determination Dates, Interest Payment Dates, Regular Record Dates and Interest Reset Dates with respect to this Subordinated Note.

            Except as provided below, the Interest Payment Dates for the payment of interest and, if this Subordinated Note is an Amortizing Note, principal on this Subordinated Note will be: (i) if this Subordinated Note resets daily, weekly or monthly, the third Wednesday of each month or the third Wednesday of March, June, September and December of each year, as specified on the face hereof; (ii) if this Subordinated Note resets quarterly, the third Wednesday of March, June, September and December of each year, as specified on the face hereof; (iii) if this Subordinated Note resets semi-annually, the third Wednesday of each of the two months of each year specified on the face hereof; and (iv) if this Subordinated Note resets annually, the third Wednesday of the one month of each year specified on the face hereof; and, in each case, at Maturity. If any Interest Payment Date, other than Maturity, for this Subordinated Note is not a Business Day for this Subordinated Note, such Interest Payment Date will be postponed to the next succeeding Business Day for this Subordinated Note, except that if the Interest Rate

                                     B-2-7

Basis specified on the face hereof is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day, in each case with the same force and effect as if made on the Interest Payment Date. If the Maturity for this Subordinated Note falls on a day that is not a Business Day, then payment of principal, premium, if any, or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no additional interest will be payable for the period from and after the due date as a result of such delayed payment.

            The rate of interest on this Subordinated Note will be reset daily, weekly, monthly, quarterly, semi-annually or annually (such period being the "Reset Period" for this Subordinated Note, and the first day of each Reset Period being an "Interest Reset Date"), as specified on the face hereof. Unless otherwise specified on the face hereof, the Interest Reset Date will be: (i) if this Subordinated Note resets daily, each Business Day for this Subordinated Note; (ii) if this Subordinated Note resets weekly (unless the Interest Rate Basis specified on the face hereof is the Treasury Rate), the Wednesday of each week; (iii) if this Subordinated Note resets weekly and the Interest Rate Basis specified on the face hereof is the Treasury Rate, the Tuesday of each week (except as specified below); (iv) if this Subordinated Note resets monthly (unless the Interest Rate Basis specified on the face hereof is the Eleventh District Cost of Funds Rate), the third Wednesday of each month; (v) if this Subordinated Note resets monthly and the Interest Rate Basis specified on the face hereof is the Eleventh District Cost of Funds Rate, the first calendar day of each month; (vi) if this Subordinated Note resets quarterly, the third Wednesday of each March, June, September and December; (vii) if this Subordinated Note resets semi-annually, the third Wednesday of each of the two months of each year specified on the face hereof; and (viii) if this Subordinated Note resets annually, the third Wednesday of the one month of each year specified on the face hereof; provided, however, that the interest rate in effect from the Original Issue Date to but excluding the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof. If the Interest Reset Date is not a Business Day for this Subordinated Note, the Interest Reset Date will be postponed to the next succeeding Business Day for this Subordinated Note, except that if the Interest Rate Basis specified on the face hereof is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Reset Date will be the immediately preceding London Business Day. Each adjusted rate will be applicable on and after the Interest Reset Date to which it relates to but excluding the next succeeding Interest Reset Date or until Maturity.

            The interest rate for each Reset Period will be the rate determined by the Calculation Agent on the Calculation Date (as defined below) pertaining to the Interest Determination Date pertaining to the Interest Reset Date for such Reset Period; provided, however, that if the Interest Rate Basis specified on the face hereof is LIBOR or the Eleventh District Cost of Funds Rate, such rate will be determined on the applicable Interest Determination Date. Unless otherwise specified on the face hereof, the "Interest Determination Date" pertaining to an Interest Reset Date will be: (i) if the Interest Rate Basis specified on the face hereof is the Commercial Paper Rate (the "Commercial Paper Interest Determination Date"), the Federal Funds Rate (the "Federal Funds Interest Determination Date") or the Prime Rate (the "Prime Interest Determination Date"), the Business Day immediately preceding such Interest Reset Date; (ii) if the Interest Rate Basis specified on the face hereof is the CD Rate (the "CD Interest Determination Date") or the CMT Rate (the "CMT Interest Determination Date"), the second Business Day immediately preceding such Interest Reset Date; (iii) if the Interest Rate Basis specified on the face hereof is the Eleventh District Cost of Funds Rate (the "Eleventh District Interest Determination Date"), the last Business Day of the month immediately preceding such Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the FHLB Index (as defined below under "Determination of Eleventh District Cost of Funds Rate"); (iv) if the Interest Rate Basis specified on the face hereof is LIBOR (the "LIBOR Interest Determination Date"), the second London Business Day immediately preceding such Interest Reset Date; and (v) if the Interest Rate Basis specified on the face hereof is the Treasury Rate (the "Treasury Interest Determination Date"), the day of

                                     B-2-8
the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Reset Period commencing in the next succeeding week. Unless otherwise specified on the face hereof, the "Calculation Date" pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after the Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, and (ii) the Business Day preceding the applicable Interest Payment Date or Maturity, as the case may be.

            "Business Day" means any day other than a Legal Holiday.

            "Index Maturity" means the period to maturity of the instrument or obligation on which the interest rate basis or bases will be calculated, as specified on the face hereof.

            "London Business Day" means any day on which dealings in deposits in the Designated LIBOR Currency are transacted in the London interbank market.

            Unless otherwise specified on the face hereof, payments on this Subordinated Note with respect to any Interest Payment Date or Maturity will include interest accrued from and including the Original Issue Date, or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, to but excluding such Interest Payment Date or Maturity. Accrued interest is calculated by multiplying the outstanding principal amount of this Subordinated Note by an accrued interest factor. Unless otherwise specified on the face hereof, this accrued interest factor is computed by adding the interest factors calculated for each day from the Original Issue Date, or from the last date to which interest has been paid or duly provided for, to but excluding the date for which accrued interest is being calculated. Unless otherwise specified on the face hereof, the interest factor for each such day is computed by dividing the interest rate applicable to such day by 360, if the Interest Rate Basis specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate, the Eleventh District Cost of Funds Rate, the Prime Rate or LIBOR, or by the actual number of days in the year, if the Interest Rate Basis specified on the face hereof is the CMT Rate or Treasury Rate.

            Unless otherwise specified on the face hereof, if this Subordinated
Note is an Amortizing Subordinated Note, payments with respect to this Subordinated Note will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof. If this Subordinated Note is an Amortizing Note, a table setting forth repayment information in respect to this Subordinated Note will be provided to the original purchaser hereof and will be available, upon request, to subsequent Holders.

            The Calculation Agent will calculate the interest rate on this Subordinated Note, as provided below. The Calculation Agent will, upon the request of the Holder of this Subordinated Note, provide the interest rate then in effect and, if different, the interest rate which will become effective as a result of a determination made with respect to the most recent Interest Determination Date with respect to this Subordinated Note. For purposes of calculating the rate of interest payable on this Subordinated Note, the Company has entered into or will enter into an agreement with the Calculation Agent. The Calculation Agent's determination of any interest rate will be at its sole discretion and will, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Subordinated Note.

            Notwithstanding the determination of the interest rate as provided below, the interest rate on this Subordinated Note for any interest period will not be greater than the maximum interest rate, if any, or less than the minimum interest rate, if any, specified on the face hereof. The interest rate on this

                                     B-2-9

Subordinated Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

            Determination of CD Rate. If the Interest Rate Basis specified on the face hereof is the CD Rate, the interest rate determined with respect to any CD Interest Determination Date will be the CD Rate on such CD Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, as specified on the face hereof.

            Unless otherwise specified on the face hereof, "CD Rate" means, with respect to any CD Interest Determination Date, the rate on such date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates," or any successor publication of the Board of Governors ("H.15(519)") under the caption "CDs (Secondary Market)."

            If such rate is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date, then the CD Rate with respect to such CD Interest Determination Date will be the rate on such CD Interest Determination Date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve Bank of New York in its daily update of H.15(519), available through the website of the Board of Governors at www.federalreserve.gov/releases/h15/update, or any successor publication ("H.15(519) Update") under the caption "CDs (Secondary Market)."

            If such rate is not published in either H.15(519) or H.15 Daily Update by 3:00 P.M., New York City time, on such Calculation Date, then the CD Rate with respect to such CD Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity specified on the face hereof in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate with respect to such CD Interest Determination Date will be the CD Rate in effect on such CD Interest Determination Date.

            Determination of CMT Rate. If the Interest Rate Basis specified on the face hereof is the CMT Rate, the interest rate determined with respect to any CMT Interest Determination Date will be the CMT Rate on such CMT Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, as specified on the face hereof.

            Unless otherwise specified on the face hereof, "CMT Rate" means, with respect to any CMT Interest Determination Date, the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption ". . . Treasury Constant Maturities . . . Federal Reserve Board Release H.15 . . . Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7051, such CMT Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the average for the week or the month, as specified on the face hereof, ended immediately preceding the week or month, as applicable, in which the related CMT Interest Determination Date occurs.

            If such rate is no longer displayed on the relevant page or is not displayed by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then

                                     B-2-10
the CMT Rate with respect to such CMT Interest Determination Date will be the treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519).

            If such rate is no longer published or is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate with respect to such CMT Interest Determination Date will be the treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date pertaining to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519).

            If such information is not provided by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate with respect to such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date reported, according to their written records, by three leading U.S. government securities dealers (each, a "Reference Dealer") in The City of New York identified by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct non-callable fixed rate obligations of the United States ("Treasury Securities") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year; provided, however, that if three or four, but not five, of such Reference Dealers provide quotations as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotations will be eliminated.

            If the Calculation Agent cannot obtain three such Treasury Security quotations, the CMT Rate with respect to such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date reported, according to their written records, by three Reference Dealers in The City of New York identified by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for Treasury Securities with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount that is representative for a single transaction in that market at that time; provided, however, that if three or four, but not five, of such Reference Dealers provide quotations as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotations will be eliminated. If two Treasury Securities with an original maturity as described in the preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury Security with the shorter remaining term to maturity will be used.

            If fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Interest Determination Date.

            "Designated CMT Telerate Page" means the display on the Telerate Service, or any successor service, on the page specified on the face hereof for the purpose of displaying Treasury

                                     B-2-11

Constant Maturities as published in H.15(519) (or any other page as may replace such page on that service, or any successor service, for the purpose of displaying Treasury Constant Maturities as published in H.15(519)). If no such page is specified on the face hereof, the Designated CMT Telerate Page will be 7052 for the most recent week.

            "Designated CMT Maturity Index" means the original period to maturity of the Treasury Securities (either one, two, three, five, seven, ten, twenty or thirty years) specified on the face hereof with respect to which the CMT Rate will be calculated. If no such maturity is specified on the face hereof, the Designated CMT Maturity Index will be two years.

            Determination of Commercial Paper Rate. If the Interest Rate Basis specified on the face hereof is the Commercial Paper Rate, the interest rate determined with respect to any Commercial Paper Interest Determination Date will be the Commercial Paper Rate on such Commercial Paper Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, as specified on the face hereof.

            Unless otherwise specified on the face hereof, "Commercial Paper Rate" means, with respect to any Commercial Paper Interest Determination Date, the Money Market Yield (calculated as described below) of the rate on such date for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Commercial Paper-Nonfinancial."

            If such rate is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Commercial Paper Interest Determination Date, then the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will be the Money Market Yield of the rate on such Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof as published in H.15 Daily Update under the caption "Commercial Paper-Nonfinancial."

            If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or H.15 Daily Update, then the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will be calculated by the Calculation Agent and will be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized statistical rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

            "Money Market Yield" means be a yield (expressed as a percentage rounded, if necessary, to the nearest one hundred-thousandth of a percent) calculated in accordance with the following formula:

            Money Market Yield =              D x 360       x 100
                                        --------------------
                                           360 - (D x M)

where "D" refers to the per annum rate for commercial paper, quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the period for which accrued interest is being calculated.

                                     B-2-12

            Determination of Eleventh District Cost of Funds Rate. If the Interest Rate Basis specified on the face hereof is the Eleventh District Cost of Funds Rate, the interest rate determined with respect to any Eleventh District Interest Determination Date will be the Eleventh District Cost of Funds Rate on such Eleventh District Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, specified on the face hereof.

            Unless otherwise specified on the face hereof, "Eleventh District Cost of Funds Rate" means, with respect to any Eleventh District Interest Determination Date, the rate equal to the monthly weighted average cost of funds for the calendar month preceding such Eleventh District Interest Determination Date as set forth under the caption "11th District" on display on Moneyline Telerate (or any successor service) on Page 7058 (or any successor page as may replace such page on such service) as of 11:00 A.M., San Francisco time, on such Eleventh District Interest Determination Date.

            If such rate does not appear on Moneyline Telerate Page 7058 on such Eleventh District Interest Determination Date, the Eleventh District Cost of Funds Rate with respect to such Eleventh District Interest Determination Date will be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "FHLB Index") by the FHLB of San Francisco as such cost of funds for the calendar month immediately preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month immediately preceding such Eleventh District Interest Determination Date, then the Eleventh District Cost of Funds Rate with respect to such Eleventh District Interest Determination Date will be the Eleventh District Cost of Funds Rate then in effect on such Eleventh District Interest Determination Date.

            Determination of Federal Funds Rate. If the Interest Rate Basis specified on the face hereof is the Federal Funds Rate, the interest rate determined with respect to any Federal Funds Interest Determination Date will be the Federal Funds Rate on such Federal Funds Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, specified on the face hereof.

            Unless otherwise specified on the face hereof, "Federal Funds Rate" means, with respect to any Federal Funds Interest Determination Date, the rate on such date for Federal Funds as published in H.15(519) under the caption "Federal Funds (effective)" and displayed on Moneyline Telerate (or any successor service) on Page 120 (or any successor page as may replace such page on such service) ("Moneyline Telerate Page 120").

            If such rate does not so appear on Moneyline Telerate Page 120 or is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, then the Federal Funds Rate with respect to such Federal Funds Interest Determination Date will be the rate on such Federal Funds Interest Determination Date as published in
H.15 Daily Update under the caption "Federal Funds (effective)."

            If such rate is not published by 3:00 P.M., New York City time, on such Calculation Date, then the Federal Funds Rate with respect to such Federal Funds Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates as of 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Federal Funds Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.

                                     B-2-13

            Determination of LIBOR. If the Interest Rate Basis specified on the face hereof is LIBOR, the interest rate determined with respect to any LIBOR Interest Determination Date will be LIBOR on such LIBOR Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, specified on the face hereof.

            Unless otherwise specified on the face hereof, LIBOR means, with respect to any LIBOR Interest Determination Date, the rate determined by the Calculation Agent in accordance with the following provisions:

            (a) With respect to any LIBOR Interest Determination Date, LIBOR will be either: (i) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page (as defined below) by its terms provides only for a single rate, in which case such single rate will be used) for deposits in the Designated LIBOR Currency (as defined below) having the Index Maturity specified on the face hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, which appear on the Designated LIBOR Page specified on the face hereof as of 11:00 A.M., London time, on such LIBOR Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page; or (ii) if "LIBOR Moneyline Telerate" is specified on the face hereof, the rate for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, which appears on the Designated LIBOR Page specified on the face hereof as of 11:00 A.M., London time, on such LIBOR Interest Determination Date. Notwithstanding the foregoing, if fewer than two offered rates appear on the Designated LIBOR Page with respect to LIBOR Reuters (unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate will be used), or if no rate appears on the Designated LIBOR Page with respect to LIBOR Moneyline Telerate, whichever may be applicable, LIBOR with respect to such LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in paragraph (b) below.

            (b) With respect to any LIBOR Interest Determination Date on which fewer than two offered rates appear on the Designated LIBOR Page with respect to LIBOR Reuters (unless the Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate will be used), or on which no rate appears on the Designated LIBOR Page with respect to LIBOR Moneyline Telerate, as the case may be, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered rate quotation for deposits in the Designated LIBOR Currency for the period of the Index Maturity specified on the face hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market as of 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Designated LIBOR Currency in such market at such time. If at least two such quotations are provided, LIBOR with respect to such LIBOR Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR with respect to such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted as of 11:00 A.M., in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loans in the Designated LIBOR Currency to leading European banks, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date having the Index Maturity specified on the face hereof in a principal amount that is representative for a

                                     B-2-14
      single transaction in such Designated LIBOR Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

            "Designated LIBOR Currency" means U.S. dollars.

            "Designated LIBOR Page" means either: (i) if "LIBOR Reuters" is specified on the face hereof, the display on the Reuters Monitor Money Rates Service (or any successor service) for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency; or (ii) if "LIBOR Moneyline Telerate" is specified on the face hereof, the display on the Moneyline Telerate Service (or any successor service) for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency. If neither LIBOR Reuters nor LIBOR Moneyline Telerate is specified on the face hereof, LIBOR for the Designated LIBOR Currency will be determined as if LIBOR Moneyline Telerate (page 3750) had been chosen.

            Determination of Prime Rate. If the Interest Rate Basis specified on the face hereof is the Prime Rate, the interest rate determined with respect to any Prime Interest Determination Date will be the Prime Rate on such Prime Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, specified on the face hereof.

            Unless otherwise specified on the face hereof, "Prime Rate" means, with respect to any Prime Interest Determination Date, the rate on such date as published in H.15(519) under the caption "Bank prime loan."

            If such rate is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Prime Interest Determination Date, then the Prime Rate with respect to such Prime Interest Determination Date will be the rate on such date as published in H.15 Daily Update under the caption "Bank prime loan."

            If such rate is not published either in H.15(519) or H.15(519) Daily Update by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Prime Interest Determination Date, then the Prime Rate with respect to such Prime Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank named on the Reuters Screen US PRIME 1 Page as such bank's prime rate or base lending rate as in effect as of 11:00 A.M., New York City time, with respect to such Prime Interest Determination Date. If fewer than four such rates appear on the Reuters Screen US PRIME 1 Page with respect to such Prime Interest Determination Date, the Prime Rate with respect to such Prime Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the prime rates (quoted on the basis of the actual number of days in the year divided by 360) as of the close of business on such Prime Interest Determination Date by at least two of the three major money center banks in The City of New York selected by the Calculation Agent from which quotations are requested. If fewer than two quotations are provided, the Prime Rate with respect to such Prime Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the prime rates quoted on such date in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any state thereof, having total equity capital of at least U.S. $500,000,000 and being subject to supervision or examination by a federal or state authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the Prime Rate is not published in H.15(519) and the banks or trust companies selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate with respect to such Prime Interest Determination Date will be the Prime Rate in effect on such Prime Interest Determination Date.

                                     B-2-15

            "Reuters Screen US PRIME 1 Page" means the display designated as page "US PRIME 1" on the Reuters Monitor Money Rates Service (or such other page as may replace such page on such service for the purpose of displaying prime rates or base lending rates of major U.S. banks).

            Determination of Treasury Rate. If the Interest Rate Basis specified on the face hereof is the Treasury Rate, the interest rate determined with respect to any Treasury Interest Determination Date will be the Treasury Rate on such Treasury Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, specified on the face hereof.

            Unless otherwise specified on the face hereof, "Treasury Rate" means, with respect to any Treasury Interest Determination Date, the rate set at the most recent auction of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof and published under the caption "INVESTMENT RATE" on the display on Moneyline Telerate (or any successor service) on page 56 (or any other page as may replace such page on such service) ("Moneyline Telerate Page 56") or page 57 (or any other page as may replace such page on such service) ("Moneyline Telerate Page 57") or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, the Bond Equivalent Yield (as defined below) of the rate for Treasury Bills as published in H.15 Daily Update, or the other recognized electronic source used for the purpose of displaying the rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High."

            If such rate is not so published in H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, then the Treasury Rate with respect to such Treasury Interest Determination Date shall be the Bond Equivalent Yield of the auction rate of the Treasury Bills as announced by the United States Department of the Treasury.

            If the auction rate is not so announced by the United States Department of the Treasury on the Calculation Date pertaining to such Treasury Interest Determination Date, or if no auction of Treasury Bills is held, then the Treasury Rate with respect to such Treasury Interest Determination Date shall be the Bond Equivalent Yield of the rate on such Treasury Interest Determination Date of Treasury Bills having the index maturity as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market" or, if not yet published by 3:00 P.M., New York City time, on the Calculation Date, the rate on the Treasury Interest Determination Date of such Treasury Bills as published in H.15 Daily Update, or the other recognized electronic source used for the purpose of displaying the rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market."

            If the rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the Calculation Date, the Treasury Rate on the Treasury Interest Determination Date will be calculated by the Calculation Agent and will be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date, of three leading primary U.S. government securities dealers selected by the Calculation Agent for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate with respect to such Treasury Interest Determination Date will be the Treasury Rate in effect on such Treasury Interest Determination Date.

            "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

                                     B-2-16

                  Bond Equivalent Yield =      D x N         x 100
                                         --------------------
                                            360 - (D x M)

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable interest reset period.

            This Subordinated Note may be issued with the principal amount payable at Maturity and/or with interest payable hereon on an Interest Payment Date to be determined by reference to the price or prices of specified securities or commodities, securities or commodities exchange indices, the relationship between two or more specified currencies or other factors (each an "Indexed Security"), as shall be indicated above under "Other Provisions." Specific information pertaining to the method for determining the principal amount payable at Maturity or the amount of interest to be paid on an Interest Payment Date with reference to the specified index shall be included above under "Other Provisions."

            The Calculation Agent will calculate the interest rate on this Subordinated Note in accordance with the foregoing no later than the Calculation Date.

            All percentages resulting from any calculation with respect to this Subordinated Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with five one-millionths of a percentage point being rounded upward) and all amounts used in or resulting from any such calculation with respect to this Subordinated Note will be rounded to the nearest cent (with one-half cent being rounded upwards).

            The Company is obligated to make payment of principal, premium, if any, and interest, if any, in respect of this Subordinated Note in U.S. dollars.

            3. Optional Redemption. Unless one or more Redemption Dates are specified on the face hereof, this Subordinated Note shall not be redeemable at the option of the Company prior to the Stated Maturity. If one or more Redemption Dates (or ranges of Redemption Dates) are so specified, this Subordinated Note will be subject to redemption on any such date (or during any such range) at the option of the Company, upon notice by first-class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the Redemption Date specified in such notice, at the applicable Redemption Price specified on the face hereof (expressed as a percentage of the principal amount of this Subordinated Note), together with accrued interest to the Redemption Date, but payments due with respect to this Subordinated Note prior to the Redemption Date will be payable to the Holder of this Subordinated Note, or one or more Predecessor Notes, of record at the close of business on the relevant Regular Record Date or Special Record Date, all as provided in the Subordinated Indenture. The Company may elect to redeem less than the entire principal amount hereof, provided that the principal amount, if any, of this Subordinated Note that remains outstanding after such redemption is an Authorized Denomination specified on the face hereof. In the event of redemption of this Subordinated
Note in part only, the Company will not be required to (i) issue, register the transfer of or exchange any Subordinated Note during a period of 15 days immediately preceding the day of the first mailing of the notice of redemption or (ii) register the transfer or exchange of any Subordinated Note, or any portion thereof, called for redemption, except the unredeemed portion of any Subordinated Note being redeemed in part. Upon such partial redemption, this Subordinated Note will be canceled and a new Subordinated Note or Subordinated Notes representing the unredeemed portion hereof will be issued in the name of the Holder hereof.

            4. Optional Repayment. Unless one or more Repayment Dates are specified on the face hereof, this Subordinated Note shall not be repayable at the option of the Holder prior to the Stated Maturity. If one or more Repayment Dates (or ranges of Repayment Dates) are so specified, this

                                     B-2-17

Subordinated Note will be subject to repayment on any such date (or during any such range) at the option of the Holder at the applicable Repayment Price specified on the face hereof (expressed as a percentage of the principal amount of this Subordinated Note), together with accrued interest to the Repayment Date, but payments due with respect to this Subordinated Note prior to the Repayment Date will be payable to the Holder of this Subordinated Note, or one or more Predecessor Notes, of record at the close of business on the relevant Regular Record Date or Special Record Date, all as provided in the Subordinated Indenture. In order for this Subordinated Note to be repaid prior to Stated Maturity, the Trustee must receive at least 30 days but not more than 60 days prior to a Repayment Date: (a) appropriate wire transfer instructions and (b) either (i) this Subordinated Note with the form attached hereto entitled "Option to Elect Repayment" duly completed or (ii) a telegram, telex, facsimile transmission or letter (first class, postage prepaid) from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of this Subordinated Note, the principal amount of this Subordinated Note, the portion of the principal amount of this Subordinated Note to be repaid, the certificate number or a description of the tenor and terms of this Subordinated Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Subordinated Note with the form attached hereto entitled "Option to Elect Repayment" duly completed will be received by the Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (b)(ii) of the preceding sentence is followed, this Subordinated Note with such form duly completed must be received by the Trustee by such fifth Business Day. Exercise of the repayment option by the Holder of this Subordinated Note will be irrevocable, except that a Holder who has tendered this Subordinated Note for repayment may revoke such tender for repayment by written notice to the Trustee until the close of business on the tenth day prior to the Repayment Date. The repayment option may be exercised by the Holder for less than the entire principal amount hereof, provided that the principal amount, if any, of this Subordinated Note that remains outstanding after such repayment is an Authorized Denomination specified on the face hereof. No transfer or exchange of any Subordinated Note, or portion thereof, as to which a repayment option has been exercised will be permitted after such exercise. Upon such partial repayment, this Subordinated Note will be canceled and a new Subordinated Note or Subordinated Notes representing the unrepaid portion hereof will be issued in the name of the Holder hereof.

            If this Subordinated Note is in global form as specified on the face hereof, while this Subordinated Note is represented by one or more global Subordinated Notes registered in the name of the Depository or its nominee, the option for repayment may be exercised only by a participant that has an account with the Depository, on behalf of the beneficial owner of this Subordinated Note, by delivering a written notice substantially similar to the form attached hereto entitled "Option to Elect Repayment" duly completed to the Trustee at its Corporate Trust Office (or such other address of which the Company will from time to time notify the Holders), at least 30 days but not more than 60 days prior to a Repayment Date. A notice of election from a participant on behalf of the beneficial owner of this Subordinated Note to exercise the option to have this Subordinated Note repaid must be received by the Trustee prior to 5:00 P.M., New York City time, on the last day for giving such notice. In order to ensure that a notice is received by the Trustee on a particular day, the beneficial owner of this Subordinated Note must so direct the applicable participant before such participant's deadline for accepting instructions for that day. Different firms may have different deadlines for accepting instructions from their customers. Accordingly, the beneficial owner of this Subordinated Note should consult the participant through which such beneficial owner owns its interest herein for the deadline for such participant. All notices shall be executed by a duly authorized officer of such participant (with signatures guaranteed) and will be irrevocable. In addition, the beneficial owner of this Subordinated Note shall effect delivery at the time such notice of election is given to the Depository by causing the applicable participant to transfer such beneficial owner's interest in this Subordinated Note, on the Depository's records, to the Trustee.

                                     B-2-18

            5. Optional Interest Reset. If so specified on the face hereof, the Company may reset the Spread and/or Spread Multiplier specified on the face hereof on the Reset Date or Dates specified on the face hereof. The Company may exercise such option by notifying the Trustee of such exercise at least 45 days but not more than 60 days prior to a Reset Date. If the Company so notifies the Trustee of such exercise, not later than 40 days prior to such Reset Date, the Trustee will mail (first class, postage prepaid) to the Holder of this Subordinated Note a notice (the "Reset Notice") setting forth (i) the Company's election to reset the Spread and/or Spread Multiplier, (ii) the new Spread and/or Spread Multiplier and (iii) the provisions, if any, for redemption during the period from such Reset Date to the next Reset Date, or if there is no next Reset Date, to the Stated Maturity of this Subordinated Note (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Subsequent Interest Period.

            Notwithstanding the foregoing, not later than 20 days prior to a Reset Date, the Company may, at its option, revoke the Spread and/or Spread Multiplier provided for in the Reset Notice and establish a higher Spread and/or Spread Multiplier for the Subsequent Interest Period commencing on such Reset Date by mailing or causing the Trustee to mail (first class, postage prepaid) notice of such higher Spread and/or Spread Multiplier to the Holder of this Subordinated Note. Such notice will be irrevocable. All Subordinated Notes with respect to which the Spread and/or Spread Multiplier is reset on a Reset Date to a higher Spread and/or Spread Multiplier will bear such higher Spread and/or Spread Multiplier, whether or not tendered for repayment as provided in the next paragraph.

            If the Company elects to reset the Spread and/or Spread Multiplier of this Subordinated Note, the Holder of this Subordinated Note will have the option to elect repayment of this Subordinated Note, in whole but not in part, on the Reset Date at a price equal to the principal amount hereof plus accrued interest to such Reset Date. In order for this Subordinated Note to be so repaid on a Reset Date, the Holder must follow the procedures specified under Section 4 for optional repayment, except that the period for delivery of this Subordinated Note or notification to the Trustee will be at least 25 days but not more than 35 days prior to such Reset Date. If the Holder has tendered this Subordinated Note for repayment following receipt of a Reset Notice, the Holder may revoke such tender for repayment by written notice to the Trustee received prior to the close of business, on the tenth day prior to such Reset Date.

            6. Optional Extension of Maturity. If so specified on the face hereof, the Company may extend the Stated Maturity of this Subordinated Note for one or more periods, as specified on the face hereof (each, an "Extension Period"), up to but not beyond the date (the "Final Maturity Date") specified on the face hereof. The Company may exercise such option with respect to this Subordinated Note by notifying the Trustee of such exercise at least 45 days but not more than 60 days prior to the Stated Maturity of this Subordinated Note in effect prior to the exercise of such option. If the Company so notifies the Trustee of such exercise, the Trustee will mail (first class, postage prepaid), not later than 40 days prior to the Stated Maturity then in effect to the Holder of this Subordinated Note a notice (the "Extension Notice") relating to such Extension Period setting forth: (i) the Company's election to extend the Stated Maturity of this Subordinated Note, (ii) the new Stated Maturity (which shall then be considered the Stated Maturity for all purposes of this Subordinated
Note), (iii) the Spread and/or Spread Multiplier applicable to such Extension Period and (iv) the provisions, if any, for redemption during such Extension Period, including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Extension Period. Upon the Trustee's mailing of the Extension Notice, the Stated Maturity of this Subordinated Note will be extended automatically and, except as modified by the Extension Notice and as described in the next two paragraphs, this Subordinated Note will have the same terms as prior to the mailing of such Extension Notice.

                                     B-2-19

            Notwithstanding the foregoing, not later than 20 days prior to the Stated Maturity of this Subordinated Note which was in effect prior to the mailing of an Extension Notice, the Company may, at its option, revoke the Spread and/or Spread Multiplier provided for in the Extension Notice and establish a higher Spread and/or Spread Multiplier for the Extension Period by mailing or causing the Trustee to mail (first class, postage prepaid) notice of such higher Spread and/or Spread Multiplier to the Holder of this Subordinated Note. Such notice will be irrevocable. All Subordinated Notes with respect to which the Stated Maturity is extended will bear such higher Spread and/or Spread Multiplier for the Extension Period, whether or not tendered for repayment as provided in the next paragraph.

            If the Company elects to extend the Stated Maturity of this Subordinated Note, the Holder will have the option to elect repayment of this Subordinated Note, in whole but not in part, on the Stated Maturity in effect prior to the mailing of the Extension Notice at a price equal to the principal amount hereof, plus accrued interest to such date. In order for this Subordinated Note to be so repaid on the Stated Maturity in effect prior to the mailing of the Extension Notice, the Holder of this Subordinated Note must follow the procedures specified under Section 4 for optional repayment, except that the period for delivery of this Subordinated Note or notification to the Trustee will be at least 25 days but not more than 35 days prior to such Stated Maturity. If the Holder has tendered this Subordinated Note for repayment following receipt of an Extension Notice, the Holder may revoke such tender for repayment by written notice to the Trustee received prior to the close of business, on the tenth day prior to such Stated Maturity.

            7. Optional Renewal. If so specified on the face hereof, the Holder may renew the term of this Subordinated Note on an Interest Payment Date specified on the face hereof occurring in or prior to the twelfth month following the Original Issue Date (the "Initial Maturity Date"). On the Interest Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof) prior to the Initial Maturity Date (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of a Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Subordinated Note may be extended to the Interest Payment Date occurring in the twelfth month (or in the last month of a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder elects to extend the term of this Subordinated Note as provided below. If the Holder does not elect to extend the term of any portion of the principal amount of this Subordinated Note during the specified period prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or in the last month of a Special Election Interval) after such Renewal Date (the "New Maturity Date").

            In order for the term of this Subordinated Note to be renewed prior to a Renewal Date, the Trustee must receive at its Corporate Trust Office, at least 15 days but not more than 30 days prior to a Renewal Date (unless another period is specified on the face hereof as the "Special Election Period"), notice to such effect. Such election will be irrevocable and will be binding upon each subsequent Holder of this Subordinated Note. The Holder may elect to renew the term of this Subordinated Note with respect to less than the entire principal amount hereof only if so specified on the face hereof and only in such principal amount, or any integral multiple in excess thereof, as specified on the face hereof. Notwithstanding the foregoing, the term of this Subordinated Note may not be extended beyond the Stated Maturity specified on the face hereof.

            If the Holder does not elect to renew the term of this Subordinated Note, this Subordinated Note must be presented to the Trustee (or any Paying Agent) simultaneously with notice thereof (or, in the event such notice, together with a guarantee of delivery, is transmitted on behalf of a Holder from a member of a national securities exchange, the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States, within five Business Days after the date

                                     B-2-20
of such notice). If this Subordinated Note is in certificated form, as soon as practicable following receipt of this Subordinated Note, the Trustee (or any Paying Agent) shall issue in exchange therefor in the name of such Holder: (i) a Subordinated Note, in principal amount equal to the principal amount of such exchanged Subordinated Note for which the election to renew the term thereof was not exercised, with terms identical to those specified herein (except for the Original Issue Date and the Initial Interest Rate and except that such Subordinated Note shall have a fixed, nonrenewable Stated Maturity on the New Maturity Date); and (ii) a replacement Subordinated Note, in a principal amount equal to the principal amount, if any, of such exchanged Subordinated Note for which the election to renew was made, with terms identical to the exchanged Subordinated Note.

            8. Sinking Fund. This Subordinated Note is not subject to a sinking fund unless otherwise specified on the face hereof.

            9. Original Issue Discount Notes. Notwithstanding anything herein to the contrary, if this Subordinated Note is an Original Issue Discount Note as specified on the face hereof, the amount payable in the event the principal amount hereof is declared to be due and payable immediately by reason of an Event of Default or in the event of redemption or repayment hereof prior to the Stated Maturity hereof, in lieu of the principal amount due at the Stated Maturity hereof, will be the Amortized Face Amount of this Subordinated Note as of the date of declaration, redemption or repayment, as the case may be. The "Amortized Face Amount" of this Subordinated Note will be the amount equal to the sum of (i) the principal amount of this Subordinated Note multiplied by the Issue Price specified on the face hereof and (ii) the portion of the difference between the dollar amount determined pursuant to the preceding clause (i) and the principal amount hereof that has accrued at the Yield to Maturity specified on the face hereof (computed in accordance with generally accepted United States bond yield computation principles) to such date of declaration, redemption or repayment, as the case may be, but in no event will the Amortized Face Amount of this Subordinated Note exceed its principal amount.

            For the purpose of determining whether Holders of the requisite principal amount of Subordinated Notes of a series outstanding under the Subordinated Indenture have made a demand or given a notice or waiver or taken any other action, the outstanding principal amount of Original Issue Discount Notes will be the Amortized Face Amount of such Subordinated Notes as of the date of such determination as specified above.

            10. Events of Default. If any Event of Default with respect to Subordinated Notes of this series shall occur and be continuing, the principal of the Subordinated Notes of this series may be declared due and payable in the manner and with the effect provided in the Subordinated Indenture; provided, however, that notwithstanding anything herein to the contrary, if this Subordinated Note is an Original Issue Discount Note, the amount so declared to be due and payable will be the Amortized Face Amount of this Subordinated Note as of the date of such declaration as specified under Section 9.

            11. Governing Law. The Subordinated Indenture and the Subordinated Notes will be governed by and construed in accordance with the laws of the State of New York.

            12. Denominations, Transfer, Exchange. The Subordinated Notes are in registered form without coupons in denominations of $1,000 and integral multiplies of $1,000. A Holder may transfer or exchange Subordinated Notes by presentation of such Subordinated Notes to the Registrar or a co-Registrar with a request to register the transfer or to exchange then for an equal principal amount of Subordinated Notes of a different Authorized Denomination. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Subordinated Indenture. The Registrar need not transfer or exchange any Subordinated Note selected for redemption, except the unredeemed part thereof if the Subordinated

                                     B-2-21

Note is redeemed in part, or transfer or exchange of any Subordinated Note for a period for 15 days before a selection of Subordinated Notes to be redeemed.

            13. Persons Deemed Owners. The registered Holder of this Subordinated Note shall be treated as the owner of it for all purposes.

            14. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to money must look to the Company for payment unless an abandoned property law designates another person.

            15. Amendment, Supplement, Waiver. Subject to certain exceptions, the Subordinated Indenture or the Subordinated Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the outstanding Subordinated Notes and any past default or compliance with any provision relating to the Subordinated Notes may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the outstanding Subordinated Notes. Without the consent of any Holder, the Company and the Trustee may amend or supplement the Subordinated Indenture or the Subordinated Notes to cure any ambiguity, defect or inconsistency, to provide for uncertificated Subordinated Notes in addition to or in place of certificated Subordinated Notes, or to make any other change, provided such action does not adversely affect the rights of any Holder. No reference herein to the Subordinated Indenture and no provision of this Subordinated Note or of the Subordinated Indenture will alter or impair the right of the Holder of this Subordinated Note, which is absolute and unconditional, to receive payment of the principal of, and premium, if any, and interest on this Subordinated Note at the times, places and rates, and in the coin or currency, herein prescribed.

            16. Successor Corporation. When a successor corporation assumes all of the obligations of its predecessor under the Subordinated Notes and the Subordinated Indenture, the predecessor corporation will be released from those obligations, except that a lease of all or substantially all its assets does not release the predecessor from its obligations to pay the principal of and premium, if any, and interest, if any, on the Subordinated Notes.

            17. Trustee Dealings With Company. U.S. Bank National Association, the Trustee under the Subordinated Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates.

            18. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Subordinated Notes or the Subordinated Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Subordinated Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Subordinated Notes.

            19. Discharge of Subordinated Indenture. The Subordinated Indenture contains certain provisions pertaining to defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

            20. Authentication. This Subordinated Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Subordinated Note.

                                     B-2-22

            21. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            22. Subordination. To the extent set forth in Article 11 of the Subordinated Indenture, the Subordinated Notes are subordinated to Senior Indebtedness, which generally is any Indebtedness outstanding on the date of the Subordinated Indenture or Indebtedness thereafter created, incurred, assumed or guaranteed by the Company and all renewals, extensions and refundings thereof except Indebtedness that expressly provides that it is not senior to or superior in right of payment to the Subordinated Notes. Senior Indebtedness does not include Indebtedness of the Company to any of its subsidiaries, trade payables of the Company and certain Indebtedness of others guaranteed by the Company. To the extent provided in the Subordinated Indenture, Senior Indebtedness must be paid before the Subordinated Notes may be paid. The Company agrees, and each Securityholder by accepting a Subordinated Note agrees, to the subordination and authorizes the Trustee to give it effect.

            "Senior Indebtedness" means all Indebtedness (present or future) created, incurred, assumed or guaranteed by the Company (and all renewals, extensions or refundings thereof), unless the instrument under which such Indebtedness is created, incurred, assumed or guaranteed provides that such Indebtedness is not senior or superior in right of payment to the Subordinated Notes. Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness shall not include (i) any Indebtedness of the Company to any of its subsidiaries, (ii) any trade payables of the Company or (iii) guarantees by the Company or any of its Subsidiaries of Indebtedness (a) outstanding at the date hereof or (b) which may be outstanding in the future, except that Senior Indebtedness shall include any guarantees as may be listed in a supplemental indenture and any other present and future guarantees that provide by their terms that they constitute Senior Indebtedness.

                                     B-2-23

                            OPTION TO ELECT REPAYMENT

   [To be completed only if this Subordinated Note is repayable at the option of the Holder and the Holder elects to exercise such rights]

            The undersigned owner of this Subordinated Note hereby irrevocably elects to have the Company repay the principal amount of this Subordinated Note or portion hereof below designated at the applicable Repayment Price indicated on the face hereof plus accrued interest to the Repayment Date pursuant to
Section 4 of this Subordinated Note.

            If less than the entire principal amount of this Subordinated Note, specify the portion to be repaid:

            Specify the denomination(s) (which shall be an Authorized Denomination) of the Subordinated Note or Subordinated Notes to be issued to the undersigned for the portion of this Subordinated Note not being repaid (in the absence of any specification, one such Subordinated Note will be issued for the portion not being repaid):

Dated:              Signature  _________________________________________________
                               Sign exactly as name appears on the front of this
Subordinated Note.

Indicate address where check is to be sent, if repaid:

____________________________________
____________________________________

SOCIAL SECURITY OR OTHER TAXPAYER ID NUMBER

____________________________________
____________________________________

NOTICE: THE SIGNATURE TO THIS OPTION TO ELECT REPAYMENT MUST CORRESPOND WITH THE
        NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                     B-2-24

                                 ASSIGNMENT FORM

            If you, the Holder, want to assign this Subordinated Note, fill in the form below:

            I or we assign and transfer this Subordinated Note to:

________________________________________________________________________________

________________________________________________________________________________
              (Insert assignee's social security or tax ID number)

________________________________________________________________________________

________________________________________________________________________________
             (Print or type assignee's name, address, and zip code)

and irrevocably appoint:
________________________________________________________________________________
agent to transfer this Subordinated Note on the books of the Company. The agent may substitute another to act for him.

________________________________________________________________________________

Date:________________________     Your signature: ______________________________
                                                  (Sign exactly as your name
                                                  appears on the other side of
                                                  this Subordinated Note)

                                     B-2-25

Signature Guarantee:____________________________________________________________

                               SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     B-2-26